UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23161

Nushares ETF Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Diana R. Gonzalez

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Exchange-Traded
Funds
31 October
2021
Nuveen Exchange-Traded
Funds
Fund Name	Listing Exchange	Ticker Symbol
Nuveen ESG Dividend ETF	Cboe BZX Exchange, Inc.	NUDV
Nuveen ESG Emerging Markets Equity ETF	Cboe BZX Exchange, Inc.	NUEM
Nuveen ESG International Developed Markets Equity ETF	Cboe BZX Exchange, Inc.	NUDM
Nuveen ESG Large-Cap ETF	Cboe BZX Exchange, Inc.	NULC
Nuveen ESG Large-Cap Growth ETF	Cboe BZX Exchange, Inc.	NULG
Nuveen ESG Large-Cap Value ETF	Cboe BZX Exchange, Inc.	NULV
Nuveen ESG Mid-Cap Growth ETF	Cboe BZX Exchange, Inc.	NUMG
Nuveen ESG Mid-Cap Value ETF	Cboe BZX Exchange, Inc.	NUMV
Nuveen ESG Small-Cap ETF	Cboe BZX Exchange, Inc.	NUSC
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.
Annual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial professional or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
In 2021, we have seen a nearly full recovery in the economy and began to approach more normalcy in our daily lives, enabled by unprecedented help from governments and central banks and the development of effective COVID-19 vaccines and therapies. However, the newly discovered omicron variant is a reminder that pandemic risks are still with us, which has created uncertainty about the economic outlook in the coming year and contributed to recent short-term volatility in the markets.
As some factors that drove 2021’s rebound fade and the pandemic continues to pose some downside risk, global economic growth is expected to be slower but remain expansionary. In the U.S., the Federal Reserve has begun winding down its pandemic bond buying program and could begin raising short-term interest rates in 2022. The crisis-related fiscal stimulus totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations will also phase out. Government spending will be lower from here but should continue to aid the global recovery in the coming year. In the U.S., the $1.2 trillion Infrastructure Investment and Jobs Act recently went into effect on November 15, 2021, funding upgrades to road, rail and air transportation, broadband internet, and power and water systems. Europe, Japan and China are also expected to roll out additional fiscal support in 2022.
Investors will continue to closely monitor inflation. The spread of the COVID-19 delta variant in 2021 exacerbated shortages of raw materials and labor and disrupted transportation and logistics, which contributed to inflation staying elevated for longer than expected. This prompted some central banks to begin withdrawing monetary stimulus measures and others to raise interest rates. The timing of monetary policy normalization will be a key focus in the markets, as will the progression of the virus, which can be difficult to predict given uneven vaccination rates around the world and the potential for new variants.
We anticipate periodic volatility as markets digest incoming data on economic activity levels, inflation, interest rates and COVID-19, as well as their impacts to consumer behavior and corporate profits. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
As the global economy shifts from the fast recovery phase to a new phase of expansion potentially impacted by inflations and new COVID strains, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.
On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
December 22, 2021

Portfolio Managers’
Comments
Nuveen ESG Dividend ETF (NUDV)
Nuveen ESG Emerging Markets Equity ETF (NUEM)
Nuveen ESG International Developed Markets Equity ETF (NUDM)
Nuveen ESG Large-Cap ETF (NULC)
Nuveen ESG Large-Cap Growth ETF (NULG)
Nuveen ESG Large-Cap Value ETF (NULV)
Nuveen ESG Mid-Cap Growth ETF (NUMG)
Nuveen ESG Mid-Cap Value ETF (NUMV)
Nuveen ESG Small-Cap ETF (NUSC)
These Funds feature portfolio management by Teachers Advisors, LLC, an affiliate of Nuveen Fund Advisors, LLC. Below, the Funds’ portfolio managers, Philip James (Jim) Campagna, CFA, and Lei Liao, CFA, discuss global economic and market conditions, key investment strategies and the performance of the Funds during the twelve-month reporting period. Jim and Lei have managed the Funds since their commencement of operations on December 13, 2016 (NULG, NULV, NUMG, NUMV and NUSC), June 6, 2017 (NUDM and NUEM), June 3, 2019 (NULC) and September 27, 2021 (NUDV).
For more information on the Funds’ investment objectives and policies, please refer to the prospectus.
What factors affected the global economy and the stock market during the annual reporting period ended October 31, 2021?
Supported by massive fiscal and monetary stimulus and economic reopening, the U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. The federal government’s relief measures have totaled approximately $5.3 trillion across six aid packages, which included direct payments to individuals and families, expanded unemployment insurance, loans to large and small businesses, funding for hospitals and health agencies, state and local governments, education and public health/vaccinations. Additionally, while not technically a pandemic spending measure, the $1.2 trillion Infrastructure Investment and Jobs Act that funds improvements to roads/bridges, broadband internet, airports and ports, and water and power systems was signed into law after the close of this reporting period on November 15, 2021. The U.S. Federal Reserve (Fed) has maintained short-term interest rates near zero and enacted credit facilities to help keep the financial system stable, lowering borrowing costs for businesses and individuals.
By the start of this reporting period, markets had largely stabilized from the initial shock of the health crisis. To recap, in March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia further amplified oil price volatility. In late 2020, the announcement of high efficacy rates in several COVID 19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021, which contributed to risk-on sentiment in the markets. The positive sentiment was realized during the first half of 2021 as

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
U.S. gross domestic product (GDP) expanded at an annualized rate of 6.3% in the first quarter of 2021 and 6.7% in the second quarter of 2021. However, economic growth slowed considerably in the third quarter of 2021 to a 2.1% annualized rate, dampened by the spread of the COVID-19 delta variant and constricted supply chains, according to the “second” estimate released by the Bureau of Economic Analysis.
Although supply bottlenecks, labor shortages and higher inflation have weighed on economic growth in the short term, consumer demand remains strong. Given the U.S. economy’s progress, the Fed began signaling a timeline for tapering pandemic monetary support by reducing its monthly bond purchases (which was initially announced at the November 2021 policy meeting, after the close of this reporting period), as well as suggested interest rate normalization that could start later in 2022. In addition to monetary policy, markets remained concerned about the political gridlock over raising the debt ceiling  –  the amount the U.S. government is allowed to borrow. (After the close of this reporting period, the government approved a $2.5 trillion increase to the debt limit, averting a default at the end of 2021.)
A backdrop of strong, though moderating, global economic growth, accommodative central bank tightening policy, significant government relief spending, increasing vaccination rates and economic reopening drove global equities higher in the twelve-month reporting period. This environment led to strong performance across some of the more economically sensitive areas of the market, while traditionally defensive sectors such as consumer staples, utilities and health care lagged. However, concerns about inflation risks tempered the gains at times, particularly in the second half of the period as price pressures were longer-lasting than initially anticipated and markets began pricing in central bank policy shifts.
What key strategies were used to manage the Funds during the twelve-month reporting period ended October 31, 2021?
The Funds employ a passive management (or “indexing”) approach, seeking to track the investment results, before fees and expenses, of their respective Custom Indexes, which are comprised solely of equity securities selected from a Base Index that meet certain environmental, social and governance (“ESG”) criteria. Each Fund seeks to track its Custom Index by investing all, or substantially all, of its assets in the securities represented in its Custom Index in approximately the same proportions. Each Fund rebalances its holdings quarterly in response to the quarterly rebalance of its Custom Index, which occurs in February, May, August and November.
NUDV seeks to track the investment results, before fees and expenses, of the TIAA ESG USA High Dividend Index (the “NUDV Custom Index”), which is comprised of equity securities issued by large and mid-capitalization companies listed on U.S. exchanges. The TIAA ESG USA High Dividend Yield Index aims to represent the performance of a set of securities with high dividend income and quality characteristics while maximizing the exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the MSCI USA Index. The NUDV Custom Index selects from the securities included in the MSCI USA Index (the “NUDV Base Index”), which generally consists of the large and mid-capitalization segments of the U.S. market.
NUEM seeks to track the investment results, before fees and expenses, of the TIAA ESG Emerging Markets Equity Index (the “NUEM Custom Index”), which is comprised solely of listed equity securities issued by companies (and depositary receipts representing such securities) located in countries within emerging markets, and uses a rules-based methodology that aims to increase exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the MSCI Emerging Markets Index. The NUEM Custom Index selects from the securities included in the MSCI Emerging Markets Index (the “NUEM Base Index”), which currently consists of large and mid-capitalization companies located in one of the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.
NUDM seeks to track the investment results, before fees and expenses, of the TIAA ESG International Developed Markets Equity Index (the “NUDM Custom Index”), which is comprised solely of listed equity securities issued by companies (and depositary receipts representing such securities) located in countries within developed markets, excluding the United States and Canada, and uses a rules-based methodology that aims to increase exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the MSCI EAFE Index. The NUDM Custom Index selects from the securities included in the MSCI EAFE Index (the “NUDM Base Index”), which currently consists of large and mid-capitalization companies located in one of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

NULC seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Large-Cap Index (the “NULC Custom Index”), which is comprised of equity securities issued by large capitalization companies listed on U.S. exchanges, and uses a rules-based methodology that aims to increase exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the MSCI USA Index. The NULC Custom Index selects from the securities included in the MSCI USA Index (the “NULC Base Index”), which generally consists of the large and mid-capitalization segments of the U.S. market.
NULG seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Large-Cap Growth Index (the “NULG Custom Index”), which is comprised of equity securities issued by large-capitalization companies listed on U.S. exchanges, and uses a rules-based methodology that aims to increase exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the MSCI USA Growth Index. The NULG Custom Index selects from the securities included in the MSCI USA Growth Index (the “NULG Base Index”), which generally consists of large and mid-capitalization U.S. equity securities that exhibit overall growth style characteristics based on five variables: long-term forward earnings per share (“EPS”) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.
NULV seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Large-Cap Value Index (the “NULV Custom Index”), which is comprised of equity securities issued by large-capitalization companies listed on U.S. exchanges, and uses a rules-based methodology that aims to increase exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the MSCI USA Value Index. The NULV Custom Index selects from the securities included in the MSCI USA Value Index (the “NULV Base Index”), which generally consists of large and mid-capitalization U.S. equity securities that exhibit overall value style characteristics based on three variables: book value to price, twelve-month forward earnings to price and dividend yield.
NUMG seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Mid-Cap Growth Index (the “NUMG Custom Index”), which is comprised of equity securities issued by mid-capitalization companies listed on U.S. exchanges, and uses a rules-based methodology that aims to increase exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the MSCI USA Mid-Cap Growth Index. The NUMG Custom Index selects from the securities included in the MSCI USA Mid-Cap Growth Index (the “NUMG Base Index”), which generally consists of mid-capitalization U.S. equity securities that exhibit overall growth style characteristics based on five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend and long-term historical sales per share growth trend.
NUMV seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Mid-Cap Value Index (the “NUMV Custom Index”), which is comprised of equity securities issued by mid-capitalization companies listed on U.S. exchanges, and uses a rules-based methodology that aims to increase exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the MSCI USA Mid-Cap Value Index. The NUMV Custom Index selects from the securities included in the MSCI USA Mid-Cap Value Index (the “NUMV Base Index”), which generally consists of mid-capitalization U.S. equity securities that exhibit overall value style characteristics based on three variables: book value to price, twelve-month forward earnings to price and dividend yield.
NUSC seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Small-Cap Index (the “NUSC Custom Index”), which is comprised of equity securities issued by small-capitalization companies listed on U.S. exchanges, and uses a rules-based methodology that aims to increase exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the MSCI USA Small-Cap Index. The NUSC Custom Index selects from the securities included in the MSCI USA Small-Cap Index (the “NUSC Base Index”), which generally consists of the small-capitalization segment of the U.S. market.
MSCI Inc. (“MSCI”) is the index provider for each Custom Index and Base Index. Each Custom Index and Base Index are owned, calculated and controlled by MSCI, in its sole discretion. Neither the sub-adviser nor its affiliates has any discretion to select Index components or change the Custom Index’s methodology. Each Custom Index identifies equity securities from its Base Index that satisfy certain ESG criteria, based on ESG performance data collected by MSCI ESG Research, Inc. ESG performance is measured on an industry-specific basis, with assessment categories varying by industry

Portfolio Managers’ Comments (continued)
How did the Funds perform during the twelve-month reporting period ended October 31, 2021?
The tables in each Fund’s Performance Overview and Expense Ratios section of this report provide each Fund’s total return performance at net asset value (NAV) for the period ended October 31, 2021. Each Fund’s total returns at NAV are compared with the performance of its respective Custom Index.
As global equity markets appreciated over the trailing twelve-month period, the Funds with at least one year of performance posted double-digit advances ranging from 18.5% (NUEM) to 52% (NUMV). The total return for each Fund with at least one year of performance underperformed its respective Custom Index during the reporting period, and NUDV performed in-line with its Custom Index for its abbreviated reporting period. The Funds’ performance at NAV reflects management fees and other expenses such as cash drag and transaction costs incurred by the Funds during the reporting periods while the Custom Indexes are unmanaged and therefore their returns do not reflect any such fees and expenses. Gross of management fees and other expenses, all of the Funds performed in-line with their respective Custom Indexes over the reporting periods with the exception of NUEM. Transaction costs such as commissions and exchange taxes and fees, which can be higher in emerging markets, negatively impacted NUEM’s performance relative to the NUEM Custom Index.

Risk Considerations
Nuveen ESG Dividend ETF (NUDV)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. These and other risk considerations are described in detail in the Fund’s prospectus.
Nuveen ESG Emerging Markets Equity ETF (NUEM)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Due to the percentage weight within the base index, the Fund may at times be significantly invested in certain countries, such as China. Investing in China involves additional risks, including a reduction in growth if global or domestic demand for Chinese goods decreases significantly, pricing anomalies that may be connected to governmental influence, a lack of publicy-available information and/or social instability. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. A portfolio concentrated in a single industry sector or country may present more risk than a portfolio broadly diversified over several industries or countries. These and other risks, such as mid-cap stock risk, are described in the Fund’s prospectus.
Nuveen ESG International Developed Markets Equity ETF (NUDM)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This exchange-traded fund seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. A portfolio concentrated in a single industry sector or country may present more risk than a portfolio broadly diversified over several industries or countries. These and other risks, such as mid-cap stock risk, are described in the Fund’s prospectus.
Nuveen ESG Large-Cap ETF (NULC)
Investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don't use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. These and other risk considerations are described in detail in the Fund's prospectus.
Nuveen ESG Large-Cap Growth ETF (NULG)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity se-

Risk Considerations (continued)
curities may decline significantly over short or extended periods of time. Growth stocks tend to be more volatile and can experience sharp price declines. Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. These and other risk considerations are described in detail in the Fund’s prospectus.
Nuveen ESG Large-Cap Value ETF (NULV)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Value stocks may not be fully recognized by the market and be undervalued. Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. These and other risk considerations are described in detail in the Fund’s prospectus.
Nuveen ESG Mid-Cap Growth ETF (NUMG)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Because it invests primarily in mid-capitalization stocks, the Fund may be subject to greater volatility than those that invest in larger companies, but may be less volatile than investments in smaller companies. Growth stocks tend to be more volatile and can experience sharp price declines. These and other risk considerations are described in detail in the Fund’s prospectus.
Nuveen ESG Mid-Cap Value ETF (NUMV)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Value stocks may not be fully recognized by the market and be undervalued. Because it invests primarily in mid-capitalization stocks, the Fund may be subject to greater volatility than those that invest in larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations are described in detail in the Fund’s prospectus.
Nuveen ESG Small-Cap ETF (NUSC)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations are described in detail in the Fund’s prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratio for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are sold, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Returns assume reinvestment of dividends and capital gains. Market price returns are based on the closing market price as of the end of the reporting period. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.
Expense Ratios
The expense ratios shown are as of each Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for each Fund's expense ratios as of the end of the reporting period.

Fund Performance and Expense Ratios (continued)
Nuveen ESG Dividend ETF (NUDV)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2021
		Cumulative
	Inception Date	Since Inception	Expense Ratios
NUDV at NAV	9/27/21	2.74%	0.25%
NUDV at Market Price	9/27/21	2.85%	-
MSCI USA Index	-	3.69%	-
TIAA ESG USA High Dividend Yield Index[1]	-	2.78%	-
1 For purposes of Fund performance, relative results are measured against this Index.
Growth of an Assumed $10,000 Investment as of October 31, 2021
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen ESG Emerging Markets Equity ETF (NUEM)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2021
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NUEM at NAV	6/06/17	18.45%	8.84%	0.35%
NUEM at Market Price	6/06/17	17.77%	8.83%	-
MSCI Emerging Markets Index	-	16.96%	7.63%	-
TIAA ESG Emerging Markets Equity Index[1]	-	19.69%	9.72%	-
1 For purposes of Fund performance, relative results are measured against this Index.
Growth of an Assumed $10,000 Investment as of October 31, 2021
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen ESG International Developed Markets Equity ETF (NUDM)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2021
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NUDM at NAV	6/06/17	34.83%	8.01%	0.30%
NUDM at Market Price	6/06/17	34.73%	8.16%	-
MSCI EAFE Index	-	34.18%	7.41%	-
TIAA ESG International Developed Markets Equity Index[1]	-	35.26%	8.32%	-
1 For purposes of Fund performance, relative results are measured against this Index.
Growth of an Assumed $10,000 Investment as of October 31, 2021
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen ESG Large-Cap ETF (NULC)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2021
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NULC at NAV	6/03/19	45.28%	28.23%	0.20%
NULC at Market Price	6/03/19	45.91%	28.29%	-
MSCI USA Index	-	43.34%	27.10%	-
TIAA ESG USA Large-Cap Index[1]	-	45.69%	28.57%	-
1 For purposes of Fund performance, relative results are measured against this Index.
Growth of an Assumed $10,000 Investment as of October 31, 2021
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen ESG Large-Cap Growth ETF (NULG)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2021
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NULG at NAV	12/31/16	49.04%	26.05%	0.25%
NULG at Market Price	12/31/16	49.29%	26.06%	-
MSCI USA Growth Index	-	43.85%	25.53%	-
TIAA ESG USA Large-Cap Growth Index[1]	-	49.68%	26.55%	-
1 For purposes of Fund performance, relative results are measured against this Index.
Growth of an Assumed $10,000 Investment as of October 31, 2021
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen ESG Large-Cap Value ETF (NULV)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2021
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NULV at NAV	12/31/16	39.68%	11.46%	0.25%
NULV at Market Price	12/31/16	39.63%	11.47%	-
MSCI USA Value Index	-	42.72%	10.71%	-
TIAA ESG USA Large-Cap Value Index[1]	-	40.28%	11.87%	-
1 For purposes of Fund performance, relative results are measured against this Index.
Growth of an Assumed $10,000 Investment as of October 31, 2021
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen ESG Mid-Cap Growth ETF (NUMG)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2021
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NUMG at NAV	12/31/16	39.51%	20.96%	0.30%
NUMG at Market Price	12/31/16	39.92%	20.97%	-
MSCI USA Mid-Cap Growth Index	-	44.51%	20.76%	-
TIAA ESG USA Mid-Cap Growth Index[1]	-	40.15%	21.49%	-
1 For purposes of Fund performance, relative results are measured against this Index.
Growth of an Assumed $10,000 Investment as of October 31, 2021
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen ESG Mid-Cap Value ETF (NUMV)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2021
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NUMV at NAV	12/31/16	51.97%	11.10%	0.30%
NUMV at Market Price	12/31/16	52.06%	11.14%	-
MSCI USA Mid-Cap Value Index	-	51.31%	10.81%	-
TIAA ESG USA Mid-Cap Value Index[1]	-	52.72%	11.57%	-
1 For purposes of Fund performance, relative results are measured against this Index.
Growth of an Assumed $10,000 Investment as of October 31, 2021
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen ESG Small-Cap ETF (NUSC)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2021
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NUSC at NAV	12/31/16	48.28%	14.38%	0.30%
NUSC at Market Price	12/31/16	48.03%	14.38%	-
MSCI USA Small-Cap Index	-	52.01%	14.10%	-
TIAA ESG USA Small-Cap Index[1]	-	48.95%	14.86%	-
1 For purposes of Fund performance, relative results are measured against this Index.
Growth of an Assumed $10,000 Investment as of October 31, 2021
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of October 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen ESG Dividend ETF (NUDV)
Fund Allocation (% of net assets)
Common Stocks	99.6%
Other Assets Less Liabilities	0.4%
Net Assets	100%
Portfolio Composition (% of net assets)
Financials	20.0%
Industrials	14.7%
Consumer Staples	12.3%
Health Care	11.3%
Information Technology	11.0%
Real Estate	7.8%
Consumer Discretionary	7.0%
Communication Services	4.8%
Utilities	4.6%
Materials	4.1%
Energy	2.0%
Other Assets Less Liabilities	0.4%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Home Depot Inc	2.4%
Procter & Gamble Co	2.1%
Lowe's Cos Inc	1.8%
PepsiCo Inc	1.8%
Coca-Cola Co	1.8%

Holding Summaries    as of October 31, 2021 (continued)
Nuveen ESG Emerging Markets Equity ETF (NUEM)
Fund Allocation (% of net assets)
Common Stocks	100.1%
Corporate Bonds	0.0%
Common Stock Rights	0.0%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Taiwan Semiconductor Manufacturing Co Ltd	8.0%
Tencent Holdings Ltd	6.0%
Alibaba Group Holding Ltd	4.8%
Meituan., Class B	2.7%
Infosys Ltd	2.0%
Portfolio Composition (% of net assets)
Information Technology	20.6%
Financials	16.7%
Consumer Discretionary	16.5%
Communication Services	11.0%
Materials	10.1%
Industrials	6.7%
Consumer Staples	6.4%
Health Care	4.5%
Utilities	2.8%
Energy	2.6%
Real Estate	2.2%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Country Allocation[1] (% of net assets)
China	36.3%
Taiwan	15.4%
India	11.7%
South Korea	11.7%
Brazil	4.1%
Saudi Arabia	3.5%
South Africa	3.1%
Mexico	2.0%
Russia	1.8%
Thailand	1.7%
Other	8.8%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
1	Includes 100.0% (as a percentage of net assets) in emerging market countries.

Nuveen ESG International Developed Markets Equity ETF (NUDM)
Fund Allocation (% of net assets)
Common Stocks	99.4%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Nestle SA	3.5%
Sony Group Corp	2.3%
ASML Holding NV	2.3%
SAP SE	2.1%
GlaxoSmithKline PLC	1.8%
Portfolio Composition (% of net assets)
Financials	18.3%
Industrials	15.9%
Consumer Discretionary	14.0%
Health Care	12.4%
Consumer Staples	11.7%
Information Technology	8.2%
Materials	7.4%
Communication Services	4.7%
Real Estate	2.7%
Utilities	2.3%
Energy	1.8%
Other Assets Less Liabilities	0.6%
Net Assets	100%
Country Allocation (% of net assets)
Japan	23.2%
United Kingdom	14.4%
Switzerland	10.4%
France	9.7%
Germany	8.7%
Australia	6.8%
Netherlands	5.2%
Sweden	3.3%
Italy	3.2%
Hong Kong	3.0%
Other	11.5%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Holding Summaries    as of October 31, 2021 (continued)
Nuveen ESG Large-Cap ETF (NULC)
Fund Allocation (% of net assets)
Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Portfolio Composition (% of net assets)
Information Technology	28.5%
Health Care	12.7%
Financials	12.3%
Consumer Discretionary	12.2%
Communication Services	9.6%
Industrials	8.3%
Consumer Staples	6.2%
Real Estate	3.5%
Materials	2.6%
Energy	2.0%
Utilities	1.9%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	6.4%
Tesla Inc	3.4%
Alphabet Inc, Class A	3.4%
NVIDIA Corp	2.9%
Alphabet Inc, Class C	2.1%

Nuveen ESG Large-Cap Growth ETF (NULG)
Fund Allocation (% of net assets)
Common Stocks	99.9%
Investments Purchased with Collateral from Securities Lending	0.2%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Information Technology	41.0%
Consumer Discretionary	17.0%
Communication Services	14.2%
Health Care	11.2%
Industrials	5.0%
Financials	4.3%
Consumer Staples	3.0%
Materials	2.1%
Real Estate	1.7%
Energy	0.4%
Investments Purchased with Collateral from Securities Lending	0.2%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	12.2%
Tesla Inc	6.0%
Alphabet Inc, Class A	5.3%
NVIDIA Corp	4.5%
Alphabet Inc, Class C	4.0%

Holding Summaries    as of October 31, 2021 (continued)
Nuveen ESG Large-Cap Value ETF (NULV)
Fund Allocation (% of net assets)
Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Portfolio Composition (% of net assets)
Financials	22.1%
Health Care	16.2%
Industrials	13.6%
Information Technology	10.9%
Consumer Staples	10.6%
Communication Services	5.5%
Consumer Discretionary	5.5%
Real Estate	5.2%
Utilities	4.2%
Energy	3.0%
Materials	3.0%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Procter & Gamble Co	2.9%
Home Depot Inc	2.7%
Coca-Cola Co	2.4%
PepsiCo Inc	2.4%
Intel Corp	2.1%

Nuveen ESG Mid-Cap Growth ETF (NUMG)
Fund Allocation (% of net assets)
Common Stocks	99.9%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Information Technology	39.5%
Health Care	18.3%
Consumer Discretionary	12.7%
Industrials	12.0%
Communication Services	9.1%
Financials	3.3%
Energy	1.9%
Materials	1.8%
Consumer Staples	1.3%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Marvell Technology Inc	3.6%
Cadence Design Systems Inc	3.3%
HubSpot Inc	3.0%
Match Group Inc	2.9%
Etsy Inc	2.8%

Holding Summaries    as of October 31, 2021 (continued)
Nuveen ESG Mid-Cap Value ETF (NUMV)
Fund Allocation (% of net assets)
Common Stocks	99.8%
Investments Purchased with Collateral from Securities Lending	0.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Financials	22.1%
Industrials	16.9%
Real Estate	14.3%
Consumer Discretionary	11.2%
Information Technology	7.9%
Health Care	5.4%
Materials	5.1%
Communication Services	4.7%
Energy	4.6%
Utilities	4.4%
Consumer Staples	3.2%
Investments Purchased with Collateral from Securities Lending	0.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Arthur J Gallagher & Co	2.4%
Carrier Global Corp	2.4%
SVB Financial Group	2.3%
ONEOK Inc	2.1%
Kansas City Southern	2.1%

Nuveen ESG Small-Cap ETF (NUSC)
Fund Allocation (% of net assets)
Common Stocks	99.9%
Investments Purchased with Collateral from Securities Lending	0.7%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%
Portfolio Composition (% of net assets)
Industrials	16.4%
Information Technology	15.3%
Consumer Discretionary	15.1%
Financials	14.6%
Health Care	14.0%
Real Estate	9.8%
Materials	4.5%
Energy	3.4%
Consumer Staples	3.3%
Utilities	2.0%
Communication Services	1.5%
Investments Purchased with Collateral from Securities Lending	0.7%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Darling Ingredients Inc	1.0%
SiteOne Landscape Supply Inc	0.8%
First Horizon Corp	0.7%
Reliance Steel & Aluminum Co	0.7%
Bright Horizons Family Solutions Inc	0.7%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other applicable Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. Since NUDV’s expense example below reflects only the first 35 days of the Fund’s operations, it may not provide a meaningful understanding of the Fund’s ongoing expenses.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2021.
The beginning of the period of NUDV is September 27, 2021 (commencement of operations). The beginning of the period for NUEM, NUDM, NULC, NULG, NULV, NUMG, NUMV and NUSC is May 1, 2021.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your Fund in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen ESG Dividend ETF (NUDV)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,027.40
Expenses Incurred During Period	$ 0.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,004.55
Expenses Incurred During the Period	$ 0.24
Expenses are equal to the Fund's annualized net expense ratio of 0.25% multiplied by the average account value over the period, multiplied by 35/365 (to reflect the 35 days in the period since commencement of operations).

Nuveen ESG Emerging Markets Equity ETF (NUEM)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$ 960.90
Expenses Incurred During Period	$ 2.13
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.04
Expenses Incurred During the Period	$ 2.19
Expenses are equal to the Fund's annualized net expense ratio of 0.43% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen ESG International Developed Markets Equity ETF (NUDM)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,047.30
Expenses Incurred During Period	$ 1.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.29
Expenses Incurred During the Period	$ 1.94
Expenses are equal to the Fund's annualized net expense ratio of 0.38% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen ESG Large-Cap ETF (NULC)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,114.20
Expenses Incurred During Period	$ 1.07
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,024.20
Expenses Incurred During the Period	$ 1.02
Expenses are equal to the Fund's annualized net expense ratio of 0.20% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen ESG Large-Cap Growth ETF (NULG)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,172.20
Expenses Incurred During Period	$ 1.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.54
Expenses Incurred During the Period	$ 1.68
Expenses are equal to the Fund's annualized net expense ratio of 0.33% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen ESG Large-Cap Value ETF (NULV)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,056.40
Expenses Incurred During Period	$ 1.71
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.54
Expenses Incurred During the Period	$ 1.68
Expenses are equal to the Fund's annualized net expense ratio of 0.33% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen ESG Mid-Cap Growth ETF (NUMG)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,094.90
Expenses Incurred During Period	$ 2.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.29
Expenses Incurred During the Period	$ 1.94
Expenses are equal to the Fund's annualized net expense ratio of 0.38% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen ESG Mid-Cap Value ETF (NUMV)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,059.00
Expenses Incurred During Period	$ 1.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.29
Expenses Incurred During the Period	$ 1.94
Expenses are equal to the Fund's annualized net expense ratio of 0.38% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen ESG Small-Cap ETF (NUSC)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,014.90
Expenses Incurred During Period	$ 1.93
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.29
Expenses Incurred During the Period	$ 1.94
Expenses are equal to the Fund's annualized net expense ratio of 0.38% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nushares ETF Trust:
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen ESG Dividend ETF, Nuveen ESG Emerging Markets Equity ETF, Nuveen ESG International Developed Markets Equity ETF, Nuveen ESG Large-Cap ETF, Nuveen ESG Large-Cap Growth ETF, Nuveen ESG Large-Cap Value ETF, Nuveen ESG Mid-Cap Growth ETF, Nuveen ESG Mid-Cap Value ETF, and Nuveen ESG Small-Cap ETF (nine of the funds comprising Nushares ETF Trust) (the Funds), including the portfolios of investments, as of October 31, 2021, the related statements of operations for the year then ended (period from September 27, 2021 (commencement of operations) to October 31, 2021 for Nuveen ESG Dividend ETF), the statements of changes in net assets for each of the years in the two-year period then ended (period from September 27, 2021 to October 31, 2021 for Nuveen ESG Dividend ETF), and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended and the period from June 6, 2017 (commencement of operations) to October 31, 2017 for Nuveen ESG Emerging Markets Equity ETF and Nuveen ESG International Developed Markets Equity ETF, each of the years in the four-year period then ended and the period from December 13, 2016 (commencement of operations) to October 31, 2017 for Nuveen ESG Large-Cap Growth ETF, Nuveen ESG Large-Cap Value ETF, Nuveen ESG Mid-Cap Growth ETF, Nuveen ESG Mid-Cap Value ETF and Nuveen ESG Small-Cap ETF, each of the years in the two-year period then ended and the period from June 3, 2019 to October 31, 2019 for Nuveen ESG Large-Cap ETF, and the period from September 27, 2021 to October 31, 2021 for Nuveen ESG Dividend ETF. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, the results of their operations for the year then ended (the period from September 27, 2021 to October 31, 2021 for Nuveen ESG Dividend ETF), the changes in their net assets for each of the years in the two-year period then ended (the period from September 27, 2021 to October 31, 2021 for Nuveen ESG Dividend ETF), and the financial highlights for each of the years in the four-year period then ended and the period from June 6, 2017 to October 31, 2017 for Nuveen ESG Emerging Markets Equity ETF and Nuveen ESG International Developed Markets Equity ETF, each of the years in the four-year period then ended and the period from December 13, 2016 to October 31, 2017 for Nuveen ESG Large-Cap Growth ETF, Nuveen ESG Large-Cap Value ETF, Nuveen ESG Mid-Cap Growth ETF, Nuveen ESG Mid-Cap Value ETF and Nuveen ESG Small-Cap ETF, each of the years in the two-year period then ended and the period from June 3, 2019 to October 31, 2019 for Nuveen ESG Large-Cap ETF, and the period from September 27, 2021 to October 31, 2021 for Nuveen ESG Dividend ETF, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
December 28, 2021

Nuveen ESG Dividend ETF (NUDV)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.6%
	COMMON STOCKS – 99.6%
	Communication Services – 4.8%
3,201	AT&T Inc	$80,857
491	Interpublic Group of Cos Inc	17,956
1,171	Lumen Technologies Inc	13,888
272	Omnicom Group Inc	18,518
1,671	Verizon Communications Inc	88,546
767	ViacomCBS Inc, Class B	27,781
	Total Communication Services	247,546
	Consumer Discretionary – 7.0%
285	Best Buy Co Inc	34,838
164	Hasbro Inc	15,705
330	Home Depot Inc	122,674
402	Lowe's Cos Inc	93,996
491	Newell Brands Inc	11,239
320	Target Corp	83,078
	Total Consumer Discretionary	361,530
	Consumer Staples – 12.3%
706	Archer-Daniels-Midland Co	45,353
180	Bunge Ltd	16,675
156	Clorox Co	25,430
1,631	Coca-Cola Co	91,939
903	Colgate-Palmolive Co	68,800
375	Hormel Foods Corp	15,870
140	J M Smucker Co	17,200
896	Keurig Dr Pepper Inc	32,337
376	Kimberly-Clark Corp	48,688
915	Kroger Co	36,618
184	Lamb Weston Holdings Inc	10,387
316	McCormick & Co Inc	25,353
572	PepsiCo Inc	92,435
746	Procter & Gamble Co	106,671
	Total Consumer Staples	633,756
	Energy – 2.0%
923	Baker Hughes Co	23,149
563	ONEOK Inc	35,818

Shares	Description (1)	Value
	Energy (continued)
1,543	Williams Cos Inc	$ 43,343
	Total Energy	102,310
	Financials – 20.0%
469	Ally Financial Inc	22,390
935	American International Group Inc	55,249
147	Ameriprise Financial Inc	44,413
260	Arthur J Gallagher & Co	43,594
76	Assurant Inc	12,260
1,055	Bank of New York Mellon Corp	62,456
89	BlackRock Inc	83,968
204	Carlyle Group Inc	11,455
366	CME Group Inc	80,721
483	Equitable Holdings Inc	16,180
379	Franklin Resources Inc	11,935
435	Invesco Ltd	11,053
224	Lincoln National Corp	16,162
472	Marsh & McLennan Cos Inc	78,730
811	Morgan Stanley	83,355
144	Nasdaq Inc	30,221
252	Northern Trust Corp	31,006
731	Progressive Corp	69,357
496	Prudential Financial Inc	54,585
232	Raymond James Financial Inc	22,873
440	State Street Corp	43,362
288	T Rowe Price Group Inc	62,461
1,315	US Bancorp	79,386
	Total Financials	1,027,172
	Health Care – 11.3%
356	Amgen Inc	73,681
199	Anthem Inc	86,591
635	Baxter International Inc	50,140
1,206	Bristol-Myers Squibb Co	70,430
367	Cardinal Health Inc	17,546
348	Cigna Corp	74,336
337	Eli Lilly & Co	85,854
1,041	Gilead Sciences Inc	67,540
164	Quest Diagnostics Inc	24,072
223	Royalty Pharma PLC, Class A	8,815
1,527	Viatris Inc	20,386
	Total Health Care	579,391

Nuveen ESG Dividend ETF (NUDV) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Industrials – 14.7%
397	3M Co	$70,936
172	A O Smith Corp	12,568
172	Booz Allen Hamilton Holding Corp	14,940
380	Caterpillar Inc	77,524
429	Eaton Corp PLC	70,682
701	Emerson Electric Co	68,004
723	Fastenal Co	41,269
906	Johnson Controls International plc	66,473
132	Owens Corning	12,330
164	Parker-Hannifin Corp	48,641
284	Republic Services Inc	38,226
144	Robert Half International Inc	16,282
148	Rockwell Automation Inc	47,271
68	Snap-on Inc	13,820
302	Trane Technologies PLC	54,641
468	Waste Management Inc	74,988
56	WW Grainger Inc	25,934
	Total Industrials	754,529
	Information Technology – 11.0%
352	Automatic Data Processing Inc	79,021
1,639	Cisco Systems Inc	91,735
1,651	Hewlett Packard Enterprise Co	24,187
1,591	HP Inc	48,255
1,715	Intel Corp	84,035
568	International Business Machines Corp	71,057
216	Motorola Solutions Inc	53,695
731	NortonLifeLock Inc	18,604
459	Texas Instruments Inc	86,053
519	Western Union Co	9,456
	Total Information Technology	566,098
	Materials – 4.1%
1,959	Amcor PLC	23,645
944	Dow Inc	52,836
316	International Flavors & Fragrances Inc	46,594
471	International Paper Co	23,395
300	PPG Industries Inc	48,171
264	Steel Dynamics Inc	17,445
	Total Materials	212,086
	Real Estate – 7.8%
277	American Tower Corp	78,106
374	Crown Castle International Corp	67,432

Shares	Description (1)	Value
	Real Estate (continued)
87	Equinix Inc	$72,825
371	Iron Mountain Inc	16,933
569	Prologis Inc	82,482
192	Regency Centers Corp	13,519
474	Ventas Inc	25,297
530	Welltower Inc	42,612
	Total Real Estate	399,206
	Utilities – 4.6%
229	American Water Works Co Inc	39,887
164	Atmos Energy Corp	15,108
367	CMS Energy Corp	22,148
435	Consolidated Edison Inc	32,799
295	Essential Utilities Inc	13,886
435	Eversource Energy	36,931
495	NiSource Inc	12,212
400	Sempra Energy	51,052
263	UGI Corp	11,417
	Total Utilities	235,440
	Total Long-Term Investments (cost $4,991,077)	5,119,064
	Other Assets Less Liabilities – 0.4%	18,002
	Net Assets – 100%	$ 5,137,066
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
See accompanying notes to financial statements.

Nuveen ESG Emerging Markets Equity ETF (NUEM)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.1%
	COMMON STOCKS – 100.1%
	Communication Services – 11.0%
432,780	Axiata Group Bhd	$412,818
387	CD Projekt SA	16,879
28,486	Emirates Telecommunications Group Co PJSC	198,533
381	Globe Telecom Inc	22,644
12,159	Info Edge India Ltd	986,498
56,269	MTN Group Ltd, (2)	507,087
4,849	NAVER Corp	1,688,882
171	NCSoft Corp	91,752
5,621	NetEase Inc, ADR	548,553
119,201	Ooredoo QPSC	226,551
8,869	Orange Polska SA, (2)	17,319
1,359	SK Telecom Co Ltd, (3)	354,684
79,934	Telefonica Brasil SA	645,484
118,994	Tencent Holdings Ltd	7,357,726
69,633	TIM SA/Brazil	138,599
190,651	Turkcell Iletisim Hizmetleri AS	303,173
	Total Communication Services	13,517,182
	Consumer Discretionary – 16.5%
281,200	Alibaba Group Holding Ltd, (2)	5,892,185
12,871	Allegro.eu SA, 144A, (2)	145,671
18,543	Americanas SA, (2)	97,699
299	Bajaj Auto Ltd	14,819
6,602	Baozun Inc, Sponsored ADR, (2)	114,215
38,140	BYD Co Ltd	1,454,204
16,530	BYD Co Ltd	803,716
77,548	China Education Group Holdings Ltd	133,184
59,420	Chongqing Changan Automobile Co Ltd	180,969
8,690	Coway Co Ltd	590,463
426,035	Dongfeng Motor Group Co Ltd	398,156
4,402	Falabella SA	12,206
460	FF Group, (2), (3)	639
3,800	Guangdong Xinbao Electrical Appliances Holdings Co Ltd	13,312
328,145	Guangzhou Automobile Group Co Ltd	310,468
4,078	Hangzhou Robam Appliances Co Ltd	19,955
403	Hankook Tire & Technology Co Ltd	14,260

Shares	Description (1)	Value
	Consumer Discretionary (continued)
171,519	HengTen Networks Group Ltd, (2)	$58,870
3,014	Hero MotoCorp Ltd	106,949
45,207	JD Health International Inc, 144A, (2)	400,404
5,500	Joyoung Co Ltd	20,058
5,719	JUMBO SA	84,979
13,574	LG Electronics Inc	1,399,741
21,155	Li Auto Inc, ADR, (2)	690,288
6,400	Liaoning Cheng Da Co Ltd	20,341
7	LPP SA	25,161
9,551	Mahindra & Mahindra Ltd	112,785
96,567	Meituan., Class B, 144A, (2)	3,346,741
4,690	Naspers Ltd	799,194
30,144	NIO Inc., ADR, (2)	1,187,975
77,700	Shenzhen Overseas Chinese Town Co Ltd	75,968
859	Shenzhou International Group Holdings Ltd	18,529
25,200	Songcheng Performance Development Co Ltd	55,102
130,716	TCL Technology Group Corp	123,720
5,698	Vipshop Holdings Ltd, ADR, (2)	63,590
19,900	Wuchan Zhongda Group Co Ltd	19,488
6,686	XPeng Inc, ADR, (2)	311,768
21,426	Yum China Holdings Inc	1,222,996
	Total Consumer Discretionary	20,340,768
	Consumer Staples – 6.4%
9,715	Adecoagro SA, (2)	85,103
39,393	Almarai Co JSC	555,571
1,224	BGF retail Co Ltd	169,163
987	Britannia Industries Ltd	48,374
15,303	Charoen Pokphand Foods PCL, (4)	11,645
25,088	China Feihe Ltd, 144A	41,797
66,832	China Mengniu Dairy Co Ltd	425,698
77,091	Coca-Cola Femsa SAB de CV	415,307
314,289	Dali Foods Group Co Ltd, 144A	174,941
188,373	Fomento Economico Mexicano SAB de CV	1,554,905
1,200	Fu Jian Anjoy Foods Co Ltd	37,979
45,381	Hindustan Unilever Ltd	1,450,344
57,380	Inner Mongolia Yili Industrial Group Co Ltd	385,359
2,436	Kuala Lumpur Kepong Bhd	12,718
10	LG Household & Health Care Ltd	10,021
261	LG Household & Health Care Ltd	133,789
26,463	Magnit PJSC, GDR	490,095
524	Nestle India Ltd	132,712

Nuveen ESG Emerging Markets Equity ETF (NUEM) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Consumer Staples (continued)
32,246	PPB Group Bhd	$141,568
41,229	Savola Group	402,298
1,199,532	Unilever Indonesia Tbk PT	374,232
185,739	Uni-President China Holdings Ltd	158,542
28,947	Want Want China Holdings Ltd	22,439
19,383	X5 Retail Group NV, GDR	659,797
	Total Consumer Staples	7,894,397
	Energy – 2.6%
162,416	Cosan SA	570,199
622,462	Dialog Group Bhd	425,397
40,951	Offshore Oil Engineering Co Ltd	29,741
46,934	Petronas Dagangan Bhd	230,760
76,765	Qatar Fuel QSC	387,725
392,840	Qatar Gas Transport Co Ltd	350,654
7,096	S-Oil Corp	622,429
176,813	Thai Oil PCL, (4)	297,064
114,202	Ultrapar Participacoes SA	264,385
	Total Energy	3,178,354
	Financials – 16.7%
2,738,295	Agricultural Bank of China Ltd	932,824
95,514	Alpha Services and Holdings SA, (2)	121,421
135,760	Axis Bank Ltd, (2)	1,345,249
202,263	B3 SA - Brasil Bolsa Balcao	427,346
152,184	Banco Bradesco SA	537,247
53,606	Banco Bradesco SA	161,664
4,937	Bancolombia SA	43,815
1,604	Bancolombia SA	14,286
101,503	Bandhan Bank Ltd, 144A	395,066
1,279,385	Bank Central Asia Tbk PT	675,024
13,543	Bank Polska Kasa Opieki SA	447,566
344,917	Cathay Financial Holding Co Ltd	720,631
3,422,108	China Construction Bank Corp	2,327,142
88,900	China Construction Bank Corp	82,337
68,741	China Merchants Bank Co Ltd	579,245
1,850	Credicorp Ltd	239,871
171,695	First Abu Dhabi Bank PJSC	832,965
189,545	FirstRand Ltd	723,388
317,916	Fubon Financial Holding Co Ltd	841,420
18,497	Grupo Financiero Banorte SAB de CV	117,179
270,809	Haitong Securities Co Ltd	241,251
69,099	Huatai Securities Co Ltd	171,272

Shares	Description (1)	Value
	Financials (continued)
243,096	Huatai Securities Co Ltd, 144A	$362,501
196,065	Industrial Bank Co Ltd	570,492
23,633	KB Financial Group Inc	1,144,690
17,406	Kotak Mahindra Bank Ltd	472,137
348,456	Kuwait Finance House KSCP	961,736
8,657	Malayan Banking Bhd, WI/DD	16,829
732,214	Old Mutual Ltd	751,001
3,009	OTP Bank Nyrt, (2)	180,889
15,848	Piramal Enterprises Ltd	551,327
467,311	Public Bank Bhd	470,584
16,871	Qatar National Bank QPSC	94,989
4,849	Samsung Fire & Marine Insurance Co Ltd	958,555
58,664	Sanlam Ltd	242,182
32,278	Shinhan Financial Group Co Ltd	1,056,552
2,664	Standard Bank Group Ltd	23,736
95,422	State Bank of India	639,895
	Total Financials	20,476,304
	Health Care – 4.5%
58,996	3SBio Inc, 144A, (2)	53,998
536,431	Alibaba Health Information Technology Ltd, (2)	677,861
2,174	BeiGene Ltd, ADR, (2)	777,683
49,090	CSPC Pharmaceutical Group Ltd	51,368
8,269	Dr Sulaiman Al Habib Medical Services Group Co	365,512
1,046	Hangzhou Tigermed Consulting Co Ltd, 144A	20,398
30,439	Hartalega Holdings Bhd	43,075
4,693	Hutchison China MediTech Ltd., ADR, (2)	138,068
3,255,176	Kalbe Farma Tbk PT	367,622
11,996	Notre Dame Intermedica Participacoes SA	136,580
2,216	Oneness Biotech Co Ltd, (2)	20,878
7,840	Ovctek China Inc	83,743
6,000	Pharmaron Beijing Co Ltd	179,315
5,400	Shanghai Fosun Pharmaceutical Group Co Ltd	42,170
123,049	Supermax Corp Bhd	57,052
38,685	WuXi AppTec Co Ltd, 144A	827,005
24,184	WuXi AppTec Co Ltd	521,285
68,488	Wuxi Biologics Cayman Inc, 144A, (2)	1,042,413
12,020	Yunnan Baiyao Group Co Ltd	168,209
	Total Health Care	5,574,235
	Industrials – 6.7%
512,898	Airports of Thailand PCL, (4)	996,969
16,135	Aselsan Elektronik Sanayi Ve Ticaret AS	27,571

Nuveen ESG Emerging Markets Equity ETF (NUEM) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Industrials (continued)
66,492	CCR SA	$134,824
171,030	China Lesso Group Holdings Ltd	265,591
186	CJ Corp	15,249
16,229	Contemporary Amperex Technology Co Ltd	1,620,239
7,539	Evergreen Marine Corp Taiwan Ltd	26,975
27,916	Grupo Aeroportuario del Pacifico SAB de CV	353,316
1,017	Grupo Aeroportuario del Sureste SAB de CV	20,589
9,207	GS Engineering & Construction Corp	325,796
7,466	Hyundai Heavy Industries Holdings Co Ltd	403,792
381,594	JG Summit Holdings Inc	455,702
13,630	LG Corp	1,063,759
34,854	Localiza Rent a Car SA	280,093
79,719	Rumo SA, (2)	226,132
190,159	Shenzhen International Holdings Ltd	229,539
1,490	Siemens Ltd	43,744
40,172	Sinotrans Ltd	28,360
181,470	WEG SA	1,191,128
118,933	Xinjiang Goldwind Science & Technology Co Ltd	266,638
20,225	Yutong Bus Co Ltd	35,821
65,902	Zoomlion Heavy Industry Science and Technology Co Ltd	75,035
211,264	Zoomlion Heavy Industry Science and Technology Co Ltd	152,628
	Total Industrials	8,239,490
	Information Technology – 20.6%
28,100	360 Security Technology Inc, (2)	52,841
114,257	AAC Technologies Holdings Inc	498,650
456,112	Acer Inc	426,449
108,516	Asustek Computer Inc	1,377,498
657,894	Compal Electronics Inc	578,439
189,299	Delta Electronics Inc	1,667,773
21,328	Delta Electronics Thailand PCL, (4)	267,383
1,273	HCL Technologies Ltd	19,444
108,483	Infosys Ltd	2,416,126
132,666	Inventec Corp	126,662
616,081	Lenovo Group Ltd	670,010
36,649	LG Display Co Ltd, (2)	617,847
333,304	Lite-On Technology Corp	734,723
3,175	Samsung SDI Co Ltd	1,994,309
905	Samsung SDS Co Ltd	118,493
464,779	Taiwan Semiconductor Manufacturing Co Ltd	9,861,000
36,928	Tata Consultancy Services Ltd	1,675,615
26,821	Unisplendour Corp Ltd	116,119

Shares	Description (1)	Value
	Information Technology (continued)
84,667	Wipro Ltd	$731,270
434,563	Wistron Corp	456,308
58,957	Yageo Corp	920,126
	Total Information Technology	25,327,085
	Materials – 10.1%
196	Anglo American Platinum Ltd	19,902
6,468	Asian Paints Ltd	267,777
4,414,432	Barito Pacific Tbk PT	291,335
1,342	Berger Paints India Ltd	13,289
38,150	China Jushi Co Ltd	114,044
526,590	China Molybdenum Co Ltd	326,959
164,065	China Molybdenum Co Ltd	153,490
92,321	Empresas CMPC SA	170,801
10,552	Ganfeng Lithium Co Ltd	275,884
1,591	Ganfeng Lithium Co Ltd, 144A	29,840
34,159	Grasim Industries Ltd	785,124
19,590	Hanwha Solutions Corp, (2)	684,824
33,376	Impala Platinum Holdings Ltd	434,744
9,077	KGHM Polska Miedz SA	349,269
6,000	Kingfa Sci & Tech Co Ltd	10,992
64,908	Klabin SA, (2)	264,146
1,204	Korea Zinc Co Ltd	553,291
10,147	Kumba Iron Ore Ltd	309,884
641	Kumho Petrochemical Co Ltd	94,349
1,265	Lotte Chemical Corp	243,030
703,171	Merdeka Copper Gold Tbk PT, (2)	156,839
365,226	Nan Ya Plastics Corp	1,117,670
7,419	Polymetal International PLC	137,798
10,760	Polyus PJSC, GDR	1,066,316
306,775	PTT Global Chemical PCL, (4)	580,129
33,754	SABIC Agri-Nutrients Co	1,475,821
67,870	Saudi Arabian Mining Co, (2)	1,476,497
108,900	Shandong Nanshan Aluminum Co Ltd	73,477
6,240	Shanghai Putailai New Energy Technology Co Ltd	173,272
11,379	Taiwan Cement Corp	19,743
49,284	UPL Ltd	487,172
11,325	Zhejiang Huayou Cobalt Co Ltd	196,424
	Total Materials	12,354,132
	Real Estate – 2.2%
36,456	A-Living Smart City Services Co Ltd, 144A	122,316
23,346	Ayala Land Inc	16,256

Nuveen ESG Emerging Markets Equity ETF (NUEM) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Real Estate (continued)
77,950	Cencosud Shopping SA	$75,646
73,115	China Merchants Shekou Industrial Zone Holdings Co Ltd	119,104
323,647	China Overseas Land & Investment Ltd	713,941
18,346	China Overseas Property Holdings Ltd	16,509
132,062	China Vanke Co Ltd	309,314
35,500	China Vanke Co Ltd	100,966
17,225	Country Garden Services Holdings Co Ltd	133,964
97,174	DLF Ltd	517,266
12,855	Greentown Service Group Co Ltd	12,774
215,360	Guangzhou R&F Properties Co Ltd	135,101
410,376	Shenzhen Investment Ltd	100,760
420,204	SM Prime Holdings Inc	275,912
	Total Real Estate	2,649,829
	Utilities – 2.8%
2,486	CPFL Energia SA	11,603
3,227,199	Enel Americas SA	367,941
84,429	ENN Energy Holdings Ltd	1,461,950
69,722	Interconexion Electrica SA ESP	415,394
470,745	Power Grid Corp of India Ltd	1,167,413
	Total Utilities	3,424,301
	Total Common Stocks (cost $110,685,236)	122,976,077

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CORPORATE BONDS – 0.0%
	Food Products – 0.0%
$ 25	Britannia Industries Ltd	5.500%	6/03/24	N/R	$ 333
25	Total Corporate Bonds (cost $0)				333

Shares	Description (1)	Value
	COMMON STOCK RIGHTS – 0.0%
	Energy – 0.0%
7,275	Ultrapar Participacoes SA, (3)	$ 1
	Total Common Stock Rights (cost $40)	1
	Total Long-Term Investments (cost $110,685,276)	122,976,411
	Other Assets Less Liabilities – (0.1)%	(80,859)
	Net Assets – 100%	$ 122,895,552

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
(4)	For fair value measurement disclosure purposes, investment classified as Level 2.
(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen ESG International Developed Markets Equity ETF (NUDM)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.4%
	COMMON STOCKS – 99.4%
	Communication Services – 4.7%
29,046	KDDI Corp	$898,700
4,703	Publicis Groupe SA	315,341
812	Schibsted ASA	36,610
1,735	SEEK Ltd	42,613
768,271	Singapore Telecommunications Ltd	1,424,307
47,693	SoftBank Corp	650,198
65,023	Telenor ASA	1,025,004
149,277	Telia Co AB	587,392
26,742	Universal Music Group NV	777,239
27,831	Vivendi SE	358,630
600,608	Vodafone Group PLC	889,475
85,873	Z Holdings Corp	531,693
	Total Communication Services	7,537,202
	Consumer Discretionary – 14.0%
5,375	Bayerische Motoren Werke AG	457,808
20,793	Bayerische Motoren Werke AG	2,099,230
19,586	Cie Financiere Richemont SA	2,424,270
61,434	Compass Group PLC, (2)	1,305,265
12,028	Delivery Hero SE, 144A, (2)	1,497,032
19,160	Denso Corp	1,381,738
8,060	EssilorLuxottica SA	1,668,678
2,074	HelloFresh SE, (2)	168,010
22,608	Industria de Diseno Textil SA	817,335
342	Kering SA	256,544
52,667	Mazda Motor Corp, (2)	470,666
9,475	Mercari Inc, (2)	511,039
7,166	Oriental Land Co Ltd/Japan	1,127,455
159,807	Panasonic Corp	1,951,601
32,262	Sony Group Corp	3,717,805
6,895	Valeo	202,114
52,533	Wesfarmers Ltd	2,258,944
531	Whitbread PLC, (2)	23,801
10,357	Yamaha Motor Co Ltd	287,480
	Total Consumer Discretionary	22,626,815

Shares	Description (1)	Value
	Consumer Staples – 11.7%
33,058	Associated British Foods PLC	$810,219
960	Carrefour SA	17,392
19,042	Coca-Cola Europacific Partners PLC	1,002,561
13,452	Coca-Cola HBC AG	467,068
30,200	Danone SA	1,969,373
3,830	Henkel AG & Co KGaA	319,566
13,754	Jeronimo Martins SGPS SA	311,970
16,536	Kao Corp	932,629
2,470	Kerry Group PLC	331,861
6,184	L'Oreal SA	2,826,434
36,992	Mowi ASA	1,069,621
42,500	Nestle SA	5,619,535
50,722	Orkla ASA	492,632
8,788	Reckitt Benckiser Group PLC	713,734
549,892	Tesco PLC	2,034,410
	Total Consumer Staples	18,919,005
	Energy – 1.8%
22,089	Ampol Ltd	506,857
6,687	Koninklijke Vopak NV	266,205
38,961	Neste Oyj	2,172,772
	Total Energy	2,945,834
	Financials – 18.3%
90,627	3i Group PLC	1,694,456
4,423	Aegon NV	22,445
9,043	Allianz SE	2,105,037
59,850	Assicurazioni Generali SpA	1,305,578
194,534	Aviva PLC	1,052,497
88,596	AXA SA	2,579,597
279,244	Banco Bilbao Vizcaya Argentaria SA	1,958,966
105,723	Bank Hapoalim BM	1,041,540
7,317	BNP Paribas SA	490,274
342,854	BOC Hong Kong Holdings Ltd	1,088,628
231,785	CaixaBank SA	666,559
12,156	Commonwealth Bank of Australia	955,767
12,690	DBS Group Holdings Ltd	296,712
14,069	Erste Group Bank AG	604,038
43,738	Hong Kong Exchanges & Clearing Ltd	2,647,091
45,337	HSBC Holdings PLC	274,373
90,596	ING Groep NV	1,375,530
821,215	Intesa Sanpaolo SpA	2,335,488
1	Isracard Ltd	3

Nuveen ESG International Developed Markets Equity ETF (NUDM) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Financials (continued)
560	KBC Group NV	$52,208
864,368	Lloyds Banking Group PLC	595,023
41,225	MS&AD Insurance Group Holdings Inc	1,332,649
286,176	Nomura Holdings Inc, (2)	1,380,371
2,338	ORIX Corp	46,237
109,906	QBE Insurance Group Ltd	976,571
197,967	Resona Holdings Inc	743,082
31,283	Sumitomo Mitsui Trust Holdings Inc	1,029,918
7,576	Swiss Re AG	734,924
3,466	Tokyo Century Corp	197,579
	Total Financials	29,583,141
	Health Care – 12.4%
817	Argenx SE, (2)	244,783
89,453	Astellas Pharma Inc	1,503,893
17,918	AstraZeneca PLC	2,233,586
49,872	Chugai Pharmaceutical Co Ltd	1,857,543
4,459	Cochlear Ltd	738,288
14,277	Daiichi Sankyo Co Ltd	358,975
6,002	Demant A/S, (2)	291,027
17,221	Eisai Co Ltd	1,212,304
934	Fisher & Paykel Healthcare Corp Ltd	20,861
64	Genmab A/S, (2)	28,713
142,763	GlaxoSmithKline PLC	2,952,215
10,411	Kyowa Kirin Co Ltd	341,479
6,416	Merck KGaA	1,516,168
3,701	NMC Health PLC, (2), (3)	5
9,406	Novo Nordisk A/S	1,030,536
10,939	Ramsay Health Care Ltd	578,591
7,165	Roche Holding AG	2,776,217
19,351	Ryman Healthcare Ltd	200,111
831	Sonova Holding AG	344,041
686	Straumann Holding AG	1,427,931
3,375	Sysmex Corp	416,455
	Total Health Care	20,073,722
	Industrials – 15.9%
53,866	ABB Ltd	1,785,610
9,190	Adecco Group AG	463,347
380	Alstom SA	13,536
14,810	Ashtead Group PLC	1,243,222
2,383	Assa Abloy AB	69,782
20,976	Atlas Copco AB	1,134,465

Shares	Description (1)	Value
	Industrials (continued)
11,715	Auckland International Airport Ltd, (2)	$66,987
21,167	Bouygues SA	857,343
47,427	Brambles Ltd	357,649
85,021	CNH Industrial NV	1,468,971
20,708	Dai Nippon Printing Co Ltd	510,322
9,824	Daikin Industries Ltd	2,144,436
3,115	DCC PLC	260,719
18,831	Deutsche Post AG	1,166,317
9,983	East Japan Railway Co	620,561
4,165	Eiffage SA	428,782
3,385	Ferguson PLC	510,167
54,554	Komatsu Ltd	1,419,289
144,583	MTR Corp Ltd	788,055
4,985	MTU Aero Engines AG	1,109,646
60,464	Nibe Industrier AB	900,078
84,814	RELX PLC	2,632,099
7,972	Schneider Electric SE	1,373,691
6,665	Secom Co Ltd	452,361
28	SGS SA	82,981
36,705	Smiths Group PLC	681,998
39,832	Sydney Airport, (2)	245,027
204,053	Transurban Group	2,059,871
12,252	Vestas Wind Systems A/S	530,421
10,757	Volvo AB	254,005
	Total Industrials	25,631,738
	Information Technology – 8.2%
4,565	ASML Holding NV	3,700,634
1,509	Atos SE	78,548
1,292	Azbil Corp	54,955
503	Dassault Systemes SE	29,326
8,904	Fujitsu Ltd	1,532,480
9,852	Ibiden Co Ltd	588,398
2,379	Nomura Research Institute Ltd	94,722
1,284	Omron Corp	122,404
23,204	SAP SE	3,365,196
33,381	Sinch AB, 144A, (2)	632,951
20,885	STMicroelectronics NV	988,881
14,915	TeamViewer AG, 144A, (2)	222,659
53,734	Telefonaktiebolaget LM Ericsson	588,111
2,592	Tokyo Electron Ltd	1,201,379
	Total Information Technology	13,200,644

Nuveen ESG International Developed Markets Equity ETF (NUDM) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Materials – 7.4%
9,425	Akzo Nobel NV	$1,084,382
36,571	Antofagasta PLC	714,599
116,753	Asahi Kasei Corp	1,225,126
17,687	Boliden AB	623,787
68,311	Fortescue Metals Group Ltd	714,726
19,854	Hitachi Metals Ltd, (2)	375,576
1,318	LANXESS AG	88,861
1,442	Mitsui Chemicals Inc	42,745
7,538	Nitto Denko Corp	587,042
33,164	Northern Star Resources Ltd	230,164
37,879	Orica Ltd	430,462
3,336	Sika AG	1,131,776
22,902	Smurfit Kappa Group PLC	1,200,336
138,175	Sumitomo Chemical Co Ltd	678,605
23,127	Sumitomo Metal Mining Co Ltd	897,090
30,737	Svenska Cellulosa AB SCA	479,209
128,527	Toray Industries Inc	799,060
11,954	Umicore SA	685,878
	Total Materials	11,989,424
	Real Estate – 2.7%
2,350	British Land Co PLC	15,923
36,399	CapitaLand Integrated Commercial Trust	58,033
234,920	Capitaland Investment Ltd/Singapore, (2)	599,277
25,019	Hulic Co Ltd	239,822
19,125	Klepierre SA	455,042
64,010	Lendlease Corp Ltd	502,895
42,047	Mitsui Fudosan Co Ltd	958,203
11,418	Scentre Group	25,900
108,659	Swire Properties Ltd	291,236
10,830	Unibail-Rodamco-Westfield, (2)	774,666
329,726	Vicinity Centres	427,209
	Total Real Estate	4,348,206
	Utilities – 2.3%
170,197	National Grid PLC	2,182,265
10,277	Orsted AS, 144A	1,451,619
	Total Utilities	3,633,884
	Total Long-Term Investments (cost $146,173,364)	160,489,615
	Other Assets Less Liabilities – 0.6%	1,013,296
	Net Assets – 100%	$ 161,502,911

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.

Nuveen ESG Large-Cap ETF (NULC)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.8%
	COMMON STOCKS – 99.8%
	Communication Services – 9.6%
1,728	Activision Blizzard Inc	$135,112
342	Alphabet Inc, Class A, (2)	1,012,635
216	Alphabet Inc, Class C, (2)	640,529
33	Cable One Inc	56,470
204	Discovery Inc, (2)	4,782
2,195	Discovery Inc, (2)	49,519
2	Electronic Arts Inc	280
7,431	Verizon Communications Inc	393,769
1,850	ViacomCBS Inc, Class B	67,007
3,315	Walt Disney Co, (2)	560,467
	Total Communication Services	2,920,570
	Consumer Discretionary – 12.2%
4	Aptiv PLC, (2)	691
182	Booking Holdings Inc, (2)	440,582
3	Burlington Stores Inc, (2)	829
72	Darden Restaurants Inc	10,378
103	Domino's Pizza Inc	50,364
4	Etsy Inc, (2)	1,003
8	Genuine Parts Co	1,049
18	Hasbro Inc	1,724
18	Hilton Worldwide Holdings Inc, (2)	2,591
827	Home Depot Inc	307,429
3	Lowe's Cos Inc	701
71	Lululemon Athletica Inc, (2)	33,087
1,538	McDonald's Corp	377,656
237	MercadoLibre Inc, (2)	351,002
2,740	Newell Brands Inc	62,718
2,390	NIKE Inc, Class B	399,823
1,535	Target Corp	398,517
919	Tesla Inc, (2)	1,023,766
3,446	TJX Cos Inc	225,678
3	Vail Resorts Inc	1,034
5	Yum! Brands Inc	625
	Total Consumer Discretionary	3,691,247

Shares	Description (1)	Value
	Consumer Staples – 6.2%
2	Archer-Daniels-Midland Co	$128
9,160	Coca-Cola Co	516,349
12	Colgate-Palmolive Co	914
16	General Mills Inc	989
2	Hormel Foods Corp	85
3,412	Keurig Dr Pepper Inc	123,139
4,474	Kroger Co	179,050
2	Lamb Weston Holdings Inc	113
3,242	PepsiCo Inc	523,907
3,726	Procter & Gamble Co	532,781
	Total Consumer Staples	1,877,455
	Energy – 2.0%
5,252	Baker Hughes Co	131,720
1,731	Cheniere Energy Inc, (2)	178,985
5,450	Halliburton Co	136,196
2,658	ONEOK Inc	169,102
	Total Energy	616,003
	Financials – 12.3%
16	Aflac Inc	859
1,457	American Express Co	253,198
5,969	American International Group Inc	352,708
1,285	Annaly Capital Management Inc	10,871
6	Arthur J Gallagher & Co	1,006
588	Bank of New York Mellon Corp	34,810
1	BlackRock Inc	943
15	Carlyle Group Inc	842
2,447	Charles Schwab Corp	200,727
598	Chubb Ltd	116,837
6,609	Citigroup Inc	457,078
1,063	CME Group Inc	234,445
7,126	Huntington Bancshares Inc	112,163
1,404	Loews Corp	78,722
272	MarketAxess Holdings Inc	111,158
2,707	Marsh & McLennan Cos Inc	451,528
2	Moody's Corp	808
2,926	Morgan Stanley	300,734
1,965	PNC Financial Services Group Inc	414,674
657	Progressive Corp	62,336
6	Regions Financial Corp	142
1,004	S&P Global Inc	476,057
3	State Street Corp	296

Nuveen ESG Large-Cap ETF (NULC) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Financials (continued)
4	T Rowe Price Group Inc	$868
4	Truist Financial Corp	254
830	US Bancorp	50,107
	Total Financials	3,724,171
	Health Care – 12.7%
52	ABIOMED Inc, (2)	17,266
1,570	Agilent Technologies Inc	247,259
482	Align Technology Inc, (2)	300,946
12	Alnylam Pharmaceuticals Inc, (2)	1,915
925	Amgen Inc	191,447
641	Anthem Inc	278,918
23	Avantor Inc, (2)	929
12	Baxter International Inc	948
126	Biogen Inc, (2)	33,602
592	BioMarin Pharmaceutical Inc, (2)	46,904
3,881	Bristol-Myers Squibb Co	226,650
41	Cerner Corp	3,046
423	Cigna Corp	90,357
1,493	Danaher Corp	465,473
1,053	DENTSPLY SIRONA Inc	60,242
65	Dexcom Inc, (2)	40,509
1,662	Edwards Lifesciences Corp, (2)	199,141
254	Elanco Animal Health Inc, (2)	8,352
1,058	Eli Lilly & Co	269,536
1,566	Gilead Sciences Inc	101,602
1,048	HCA Inc	262,482
36	Hologic Inc, (2)	2,639
1,530	Horizon Therapeutics Plc, (2)	183,462
8	Humana Inc	3,705
132	IDEXX Laboratories Inc, (2)	87,931
2	Illumina Inc, (2)	830
3	Insulet Corp, (2)	930
3	Intuitive Surgical Inc, (2)	1,083
3	Laboratory Corp of America Holdings, (2)	861
4	Molina Healthcare Inc, (2)	1,183
50	Novavax Inc, (2)	7,442
662	Novocure Ltd, (2)	67,901
18	Oak Street Health Inc, (2)	850
6	Quest Diagnostics Inc	881
15	Regeneron Pharmaceuticals Inc, (2)	9,599
12	ResMed Inc	3,155

Shares	Description (1)	Value
	Health Care (continued)
975	Teladoc Health Inc, (2)	$145,850
776	Thermo Fisher Scientific Inc	491,262
17	Vertex Pharmaceuticals Inc, (2)	3,144
2	West Pharmaceutical Services Inc	860
	Total Health Care	3,861,092
	Industrials – 8.3%
2,067	3M Co	369,332
2	AMERCO	1,474
11	Booz Allen Hamilton Holding Corp	955
5,175	Carrier Global Corp	270,290
929	Caterpillar Inc	189,525
2	CH Robinson Worldwide Inc	194
11,732	CSX Corp	424,346
223	Deere & Co	76,335
4	Eaton Corp PLC	659
18	Emerson Electric Co	1,746
2	Expeditors International of Washington Inc	247
2	Fastenal Co	114
1,004	Fortive Corp	76,013
994	Fortune Brands Home & Security Inc	100,792
452	Generac Holdings Inc, (2)	225,349
414	IHS Markit Ltd	54,118
149	Johnson Controls International plc	10,932
288	Kansas City Southern	89,352
377	Nordson Corp	95,837
188	Old Dominion Freight Line Inc	64,174
4	Otis Worldwide Corp	321
10	Owens Corning	934
12	Pentair PLC	888
83	Robert Half International Inc	9,385
835	Rockwell Automation Inc	266,699
174	Roper Technologies Inc	84,889
50	Verisk Analytics Inc	10,514
649	Waste Connections Inc	88,271
	Total Industrials	2,513,685
	Information Technology – 28.5%
755	Adobe Inc, (2)	491,022
1,164	Akamai Technologies Inc, (2)	122,755
1,965	Applied Materials Inc	268,517
316	Autodesk Inc, (2)	100,365
1,065	Automatic Data Processing Inc	239,082

Nuveen ESG Large-Cap ETF (NULC) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Information Technology (continued)
6	Cadence Design Systems Inc, (2)	$1,039
2,962	Cisco Systems Inc	165,783
1,269	Cognex Corp	111,152
2	Fair Isaac Corp, (2)	796
9,371	Hewlett Packard Enterprise Co	137,285
9,003	HP Inc	273,061
4	HubSpot Inc, (2)	3,241
9,062	Intel Corp	444,038
2,977	International Business Machines Corp	372,423
6	Intuit Inc	3,756
1,326	Keysight Technologies Inc, (2)	238,706
11	Lam Research Corp	6,199
5,883	Microsoft Corp	1,950,920
33	NortonLifeLock Inc	840
3,436	NVIDIA Corp	878,482
899	Okta Inc, (2)	222,215
23	ON Semiconductor Corp, (2)	1,106
495	PayPal Holdings Inc, (2)	115,132
2,123	salesforce.com Inc, (2)	636,242
536	ServiceNow Inc, (2)	373,999
3	Synopsys Inc, (2)	1,000
2,495	Texas Instruments Inc	467,763
1,803	Trimble Inc, (2)	157,528
2,724	Visa Inc, Class A	576,861
601	VMware Inc, Class A, (2)	91,172
387	Zebra Technologies Corp, Class A, (2)	206,639
	Total Information Technology	8,659,119
	Materials – 2.6%
2,411	Amcor PLC	29,101
1,274	Ball Corp	116,545
253	DuPont de Nemours Inc	17,609
1,090	Ecolab Inc	242,220
719	LyondellBasell Industries NV, Class A	66,737
2,146	Mosaic Co	89,209
1,184	PPG Industries Inc	190,115
448	Steel Dynamics Inc	29,604
	Total Materials	781,140
	Real Estate – 3.5%
1,431	American Tower Corp	403,499
438	Crown Castle International Corp	78,971
454	Equinix Inc	380,030

Shares	Description (1)	Value
	Real Estate (continued)
4,681	Host Hotels & Resorts Inc, (2)	$78,781
18	Iron Mountain Inc	822
244	Prologis Inc	35,370
185	Ventas Inc	9,874
806	Welltower Inc	64,802
	Total Real Estate	1,052,149
	Utilities – 1.9%
2,475	Consolidated Edison Inc	186,615
324	Eversource Energy	27,508
2,284	Sempra Energy	291,507
1,339	UGI Corp	58,126
	Total Utilities	563,756
	Total Long-Term Investments (cost $22,670,044)	30,260,387
	Other Assets Less Liabilities – 0.2%	74,540
	Net Assets – 100%	$ 30,334,927
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
See accompanying notes to financial statements.

Nuveen ESG Large-Cap Growth ETF (NULG)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.9%
	COMMON STOCKS – 99.9%
	Communication Services – 14.2%
133,369	Activision Blizzard Inc	$10,428,122
16,954	Alphabet Inc, Class A, (2)	50,199,438
12,794	Alphabet Inc, Class C, (2)	37,939,456
2,350	Cable One Inc	4,021,343
33,104	Electronic Arts Inc	4,642,836
439,586	Sirius XM Holdings Inc, (3)	2,677,079
143,048	Walt Disney Co, (2)	24,185,125
	Total Communication Services	134,093,399
	Consumer Discretionary – 17.0%
16,621	Aptiv PLC, (2)	2,873,605
5,683	Booking Holdings Inc, (2)	13,757,293
25,985	Dollar General Corp	5,756,197
16,798	Domino's Pizza Inc	8,213,718
27,247	Etsy Inc, (2)	6,830,550
32,020	Lowe's Cos Inc	7,486,916
9,257	Lululemon Athletica Inc, (2)	4,313,854
8,287	MercadoLibre Inc, (2)	12,273,213
113,086	NIKE Inc, Class B	18,918,157
4,964	Ross Stores Inc	561,925
139,242	Starbucks Corp	14,769,399
50,271	Tesla Inc, (2)	56,001,894
127,869	TJX Cos Inc	8,374,141
	Total Consumer Discretionary	160,130,862
	Consumer Staples – 3.0%
34,568	Church & Dwight Co Inc	3,019,861
28,543	Clorox Co	4,652,794
37,019	Costco Wholesale Corp	18,196,319
38,398	Lamb Weston Holdings Inc	2,167,567
	Total Consumer Staples	28,036,541
	Energy – 0.4%
159,748	Baker Hughes Co	4,006,480
	Financials – 4.3%
77,002	Marsh & McLennan Cos Inc	12,843,934
17,955	Moody's Corp	7,256,513

Shares	Description (1)	Value
	Financials (continued)
36,118	S&P Global Inc	$17,125,711
4,310	SVB Financial Group, (2)	3,091,994
	Total Financials	40,318,152
	Health Care – 11.2%
1,348	ABIOMED Inc, (2)	447,590
69,331	Agilent Technologies Inc	10,918,939
5,424	Align Technology Inc, (2)	3,386,583
18,153	Dexcom Inc, (2)	11,313,131
75,706	Edwards Lifesciences Corp, (2)	9,071,093
76,550	Eli Lilly & Co	19,501,878
6,743	IDEXX Laboratories Inc, (2)	4,491,782
14,677	Illumina Inc, (2)	6,091,836
19,492	Insulet Corp, (2)	6,042,910
29,809	Novocure Ltd, (2)	3,057,509
7,439	ResMed Inc	1,955,788
48,049	Teladoc Health Inc, (2)	7,187,650
68,442	Vertex Pharmaceuticals Inc, (2)	12,656,979
1,388	West Pharmaceutical Services Inc	596,673
41,921	Zoetis Inc	9,063,320
	Total Health Care	105,783,661
	Industrials – 5.0%
38,392	Deere & Co	13,141,965
10,674	Expeditors International of Washington Inc	1,315,677
7,357	Fastenal Co	419,938
17,798	Generac Holdings Inc, (2)	8,873,371
4,282	IHS Markit Ltd	559,743
21,465	Old Dominion Freight Line Inc	7,327,078
25,111	Rockwell Automation Inc	8,020,453
15,954	Roper Technologies Inc	7,783,478
	Total Industrials	47,441,703
	Information Technology – 41.0%
38,189	Adobe Inc, (2)	24,836,598
45,835	Akamai Technologies Inc, (2)	4,833,759
125,677	Applied Materials Inc	17,173,762
25,825	Autodesk Inc, (2)	8,202,278
5,722	Cadence Design Systems Inc, (2)	990,535
76,418	Cognex Corp	6,693,453
1,689	HubSpot Inc, (2)	1,368,479
12,869	Intuit Inc	8,055,865
74,811	Keysight Technologies Inc, (2)	13,467,476
11,752	Lam Research Corp	6,623,075

Nuveen ESG Large-Cap Growth ETF (NULG) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Information Technology (continued)
347,402	Microsoft Corp	$115,205,451
164,223	NVIDIA Corp	41,986,894
35,169	Okta Inc, (2)	8,693,073
92,386	ON Semiconductor Corp, (2)	4,440,995
78,798	PayPal Holdings Inc, (2)	18,327,627
15,050	RingCentral Inc, Class A, (2)	3,668,889
65,128	salesforce.com Inc, (2)	19,518,210
27,551	ServiceNow Inc, (2)	19,223,986
38,517	Synopsys Inc, (2)	12,833,094
108,588	Trimble Inc, (2)	9,487,334
116,697	Visa Inc, Class A	24,712,924
29,043	VMware Inc, Class A, (2)	4,405,823
22,166	Zebra Technologies Corp, Class A, (2)	11,835,536
	Total Information Technology	386,585,116
	Materials – 2.1%
878	Ball Corp	80,319
21,516	Ecolab Inc	4,781,286
45,478	Sherwin-Williams Co	14,398,790
	Total Materials	19,260,395
	Real Estate – 1.7%
29,274	American Tower Corp	8,254,390
9,618	Equinix Inc	8,050,939
	Total Real Estate	16,305,329
	Total Long-Term Investments (cost $735,327,403)	941,961,638

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.2%
	MONEY MARKET FUNDS – 0.2%
2,000,613	State Street Navigator Securities Lending Government Money Market Portfolio, (4)	0.030% (5)	$ 2,000,613
	Total Investments Purchased with Collateral from Securities Lending (cost $2,000,613)		2,000,613
	Total Investments (cost $737,328,016) – 100.1%		943,962,251
	Other Assets Less Liabilities – (0.1)%		(1,086,403)
	Net Assets – 100%		$ 942,875,848

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,949,354.
(4)	The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.
(5)	The rate shown is the one-day yield as of the end of the reporting period.
See accompanying notes to financial statements.

Nuveen ESG Large-Cap Value ETF (NULV)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.8%
	COMMON STOCKS – 99.8%
	Communication Services – 5.5%
880,741	AT&T Inc	$22,247,518
116,844	Discovery Inc, (2)	2,636,000
193,868	Interpublic Group of Cos Inc	7,089,753
48,091	Live Nation Entertainment Inc, (2)	4,864,404
69,051	Omnicom Group Inc	4,700,992
400,110	Verizon Communications Inc	21,201,829
46,904	ViacomCBS Inc, Class B	1,698,863
	Total Communication Services	64,439,359
	Consumer Discretionary – 5.5%
3,933	BorgWarner Inc	177,260
53,052	Hasbro Inc	5,080,259
84,397	Home Depot Inc	31,373,741
225,694	Newell Brands Inc	5,166,136
49,235	Target Corp	12,782,391
136,568	VF Corp	9,953,076
	Total Consumer Discretionary	64,532,863
	Consumer Staples – 10.6%
2,562	Archer-Daniels-Midland Co	164,583
44,871	Bunge Ltd	4,156,849
492,564	Coca-Cola Co	27,765,833
3,449	Colgate-Palmolive Co	262,779
44,043	General Mills Inc	2,721,857
837	J M Smucker Co	102,834
399,311	Keurig Dr Pepper Inc	14,411,134
331,306	Kroger Co	13,258,866
171,316	PepsiCo Inc	27,684,666
242,656	Procter & Gamble Co	34,697,382
	Total Consumer Staples	125,226,783
	Energy – 3.0%
217,050	Baker Hughes Co	5,443,614
522,943	Halliburton Co	13,068,346
262,144	ONEOK Inc	16,677,601
	Total Energy	35,189,561
	Financials – 22.1%
2,350	Aflac Inc	126,124

Shares	Description (1)	Value
	Financials (continued)
2,286	Allstate Corp	$282,710
130,123	American Express Co	22,612,775
190,556	American International Group Inc	11,259,954
474	Ameriprise Financial Inc	143,210
95,198	Bank of New York Mellon Corp	5,635,722
24,706	BlackRock Inc	23,309,123
3,039	Carlyle Group Inc	170,640
45,236	Charles Schwab Corp	3,710,709
98,934	Chubb Ltd	19,329,725
326,051	Citigroup Inc	22,549,687
87,298	CME Group Inc	19,253,574
204,959	Equitable Holdings Inc	6,866,126
588,311	Huntington Bancshares Inc	9,260,015
131,922	Loews Corp	7,396,866
112,295	Marsh & McLennan Cos Inc	18,730,806
1,852	MetLife Inc	116,306
225,521	Morgan Stanley	23,179,048
99,103	PNC Financial Services Group Inc	20,913,706
29,246	Progressive Corp	2,774,860
156,100	Prudential Financial Inc	17,178,805
202,217	Regions Financial Corp	4,788,499
1,316	State Street Corp	129,692
2,978	Truist Financial Corp	189,014
341,560	US Bancorp	20,619,977
	Total Financials	260,527,673
	Health Care – 16.2%
79,974	Amgen Inc	16,552,219
45,813	Anthem Inc	19,934,611
122,603	Baxter International Inc	9,680,733
2,223	Biogen Inc, (2)	592,830
239,557	Boston Scientific Corp, (2)	10,332,093
339,792	Bristol-Myers Squibb Co	19,843,853
84,968	Cigna Corp	18,150,014
63,594	Danaher Corp	19,826,701
91,891	DENTSPLY SIRONA Inc	5,257,084
233,112	Elanco Animal Health Inc, (2)	7,664,723
34,817	Exact Sciences Corp, (2)	3,315,275
61,418	Gilead Sciences Inc	3,984,800
73,819	HCA Inc	18,488,707
363	Humana Inc	168,127
9,443	Laboratory Corp of America Holdings, (2)	2,710,330

Nuveen ESG Large-Cap Value ETF (NULV) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Health Care (continued)
770	PerkinElmer Inc	$136,205
3,670	Royalty Pharma PLC, Class A	145,075
46,120	Stryker Corp	12,271,148
34,037	Thermo Fisher Scientific Inc	21,547,804
9,218	Viatris Inc	123,060
1,019	Zimmer Biomet Holdings Inc	145,839
	Total Health Care	190,871,231
	Industrials – 13.6%
104,069	3M Co	18,595,049
5,802	AMERCO	4,276,016
162,780	Carrier Global Corp	8,501,999
90,671	Caterpillar Inc	18,497,791
76,274	CH Robinson Worldwide Inc	7,397,815
20,836	Eaton Corp PLC	3,432,939
29,133	Emerson Electric Co	2,826,192
64,646	Expeditors International of Washington Inc	7,968,266
88,816	Fortive Corp	6,724,259
76,158	IHS Markit Ltd	9,955,374
70,543	Illinois Tool Works Inc	16,074,634
188,500	Johnson Controls International plc	13,830,245
53,492	Kansas City Southern	16,595,893
570	Nordson Corp	144,900
2,432	Otis Worldwide Corp	195,314
1,590	Owens Corning	148,522
1,655	PACCAR Inc	148,321
33,985	Roper Technologies Inc	16,580,262
654	Trane Technologies PLC	118,328
55,273	Waste Connections Inc	7,517,681
1,054	Xylem Inc/NY	137,642
	Total Industrials	159,667,442
	Information Technology – 10.9%
92,696	Automatic Data Processing Inc	20,809,325
306,864	Cisco Systems Inc	17,175,178
744,144	Hewlett Packard Enterprise Co	10,901,710
171,856	HP Inc	5,212,392
510,237	Intel Corp	25,001,613
156,167	International Business Machines Corp	19,536,492
22,449	salesforce.com Inc, (2)	6,727,741
124,075	Texas Instruments Inc	23,261,581
	Total Information Technology	128,626,032

Shares	Description (1)	Value
	Materials – 3.0%
376,663	Amcor PLC	$4,546,322
59,818	DuPont de Nemours Inc	4,163,333
18,335	International Flavors & Fragrances Inc	2,703,496
3,859	International Paper Co	191,677
159,006	Mosaic Co	6,609,879
102,517	PPG Industries Inc	16,461,155
2,140	Steel Dynamics Inc	141,411
	Total Materials	34,817,273
	Real Estate – 5.2%
22,949	CBRE Group Inc, (2)	2,388,532
43,604	Crown Castle International Corp	7,861,801
146,132	Equity Residential	12,625,805
279,744	Host Hotels & Resorts Inc, (2)	4,708,091
150,930	Prologis Inc	21,878,813
141,328	Welltower Inc	11,362,771
	Total Real Estate	60,825,813
	Utilities – 4.2%
172,285	Consolidated Edison Inc	12,990,289
176,966	Eversource Energy	15,024,413
126,955	Sempra Energy	16,203,267
123,150	UGI Corp	5,345,941
	Total Utilities	49,563,910
	Total Long-Term Investments (cost $1,012,493,622)	1,174,287,940
	Other Assets Less Liabilities – 0.2%	2,324,923
	Net Assets – 100%	$ 1,176,612,863
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
See accompanying notes to financial statements.

Nuveen ESG Mid-Cap Growth ETF (NUMG)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.9%
	COMMON STOCKS – 99.9%
	Communication Services – 9.1%
25,946	Altice USA Inc, (2)	$422,920
135,967	AMC Entertainment Holdings Inc, Class A, (2)	4,809,153
3,250	Cable One Inc	5,561,432
73,725	Live Nation Entertainment Inc, (2)	7,457,284
77,181	Match Group Inc, (2)	11,637,351
36,699	Take-Two Interactive Software Inc, (2)	6,642,519
	Total Communication Services	36,530,659
	Consumer Discretionary – 12.7%
811	Domino's Pizza Inc	396,555
45,395	Etsy Inc, (2)	11,380,072
31,023	Lear Corp	5,331,303
16,368	Pool Corp	8,432,139
42,721	Tractor Supply Co	9,277,720
21,679	Ulta Beauty Inc, (2)	7,963,997
23,335	Vail Resorts Inc	8,043,808
	Total Consumer Discretionary	50,825,594
	Consumer Staples – 1.3%
90,128	Lamb Weston Holdings Inc	5,087,726
	Energy – 1.9%
297,543	Baker Hughes Co	7,462,378
	Financials – 3.3%
141	MarketAxess Holdings Inc	57,623
12,007	SVB Financial Group, (2)	8,613,822
67,890	Voya Financial Inc	4,736,685
	Total Financials	13,408,130
	Health Care – 18.3%
3,036	ABIOMED Inc, (2)	1,008,073
93,684	BioMarin Pharmaceutical Inc, (2)	7,422,583
67,115	Catalent Inc, (2)	9,252,474
83,013	Hologic Inc, (2)	6,085,683
26,949	Insulet Corp, (2)	8,354,729
6,848	Mettler-Toledo International Inc, (2)	10,141,066
33,407	Novavax Inc, (2)	4,971,964
52,291	Novocure Ltd, (2)	5,363,488

Shares	Description (1)	Value
	Health Care (continued)
18,101	STERIS PLC	$4,230,928
19,218	Waters Corp, (2)	7,063,576
22,521	West Pharmaceutical Services Inc	9,681,328
	Total Health Care	73,575,892
	Industrials – 12.0%
29,559	Allegion plc	3,792,419
69,093	Copart Inc, (2)	10,729,452
19,649	Expeditors International of Washington Inc	2,421,936
22,373	Generac Holdings Inc, (2)	11,154,283
25,996	IDEX Corp	5,785,930
6,536	Lennox International Inc	1,956,094
32,131	Masco Corp	2,106,187
11,550	Old Dominion Freight Line Inc	3,942,592
47,081	Xylem Inc/NY	6,148,308
	Total Industrials	48,037,201
	Information Technology – 39.5%
26,336	ANSYS Inc, (2)	9,996,619
75,958	Cadence Design Systems Inc, (2)	13,149,089
65,605	Cognex Corp	5,746,342
34,574	Coupa Software Inc, (2)	7,872,500
91,440	Dropbox Inc, Class A, (2)	2,788,006
15,100	Fair Isaac Corp, (2)	6,012,820
14,545	HubSpot Inc, (2)	11,784,795
13,069	Keysight Technologies Inc, (2)	2,352,681
212,800	Marvell Technology Inc	14,576,800
33,878	Okta Inc, (2)	8,373,964
18,729	Paycom Software Inc, (2)	10,260,683
55,932	PTC Inc, (2)	7,122,940
27,186	RingCentral Inc, Class A, (2)	6,627,403
36,435	Skyworks Solutions Inc	6,089,381
47,232	Splunk Inc, (2)	7,784,778
18,248	Teledyne Technologies Inc, (2)	8,197,367
94,359	Trimble Inc, (2)	8,244,146
11,500	Tyler Technologies Inc, (2)	6,247,030
17,125	Zebra Technologies Corp, Class A, (2)	9,143,894
59,149	Zendesk Inc, (2)	6,021,368
	Total Information Technology	158,392,606

Nuveen ESG Mid-Cap Growth ETF (NUMG) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Materials – 1.8%
79,235	Ball Corp	$ 7,248,418
	Total Long-Term Investments (cost $331,808,444)	400,568,604
	Other Assets Less Liabilities – 0.1%	308,114
	Net Assets – 100%	$ 400,876,718
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
See accompanying notes to financial statements.

Nuveen ESG Mid-Cap Value ETF (NUMV)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.8%
	COMMON STOCKS – 99.8%
	Communication Services – 4.7%
8,176	Discovery Inc, (2), (3)	$191,645
98,286	Discovery Inc, (2)	2,217,332
107,259	Interpublic Group of Cos Inc	3,922,462
210,112	Lumen Technologies Inc	2,491,928
34,244	Omnicom Group Inc	2,331,332
51,502	ViacomCBS Inc, Class B	1,865,402
	Total Communication Services	13,020,101
	Consumer Discretionary – 11.2%
14,611	Autoliv Inc	1,415,075
18,604	Best Buy Co Inc	2,274,153
44,994	BorgWarner Inc	2,027,880
13,798	CarMax Inc, (2)	1,889,222
28,978	DR Horton Inc	2,586,866
27,537	Genuine Parts Co	3,610,376
45,048	Hasbro Inc	4,313,797
87,484	LKQ Corp, (2)	4,818,619
133,136	Newell Brands Inc	3,047,483
229	NVR Inc, (2)	1,120,909
79,638	PulteGroup Inc	3,828,995
	Total Consumer Discretionary	30,933,375
	Consumer Staples – 3.2%
47,737	Bunge Ltd	4,422,356
63,202	Campbell Soup Co	2,524,920
62,212	Conagra Brands Inc	2,003,226
	Total Consumer Staples	8,950,502
	Energy – 4.6%
157,874	Baker Hughes Co	3,959,480
111,282	Halliburton Co	2,780,937
94,342	ONEOK Inc	6,002,038
	Total Energy	12,742,455
	Financials – 22.1%
93,718	Ally Financial Inc	4,474,097
136,396	Annaly Capital Management Inc	1,153,910
39,630	Arthur J Gallagher & Co	6,644,762
31,254	Citizens Financial Group Inc	1,480,815

Nuveen ESG Mid-Cap Value ETF (NUMV) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Financials (continued)
138,651	Equitable Holdings Inc	$4,644,808
10,484	FactSet Research Systems Inc	4,653,743
11,956	First Republic Bank	2,586,441
7,388	Franklin Resources Inc	232,648
72,716	Hartford Financial Services Group Inc	5,303,178
194,692	KeyCorp	4,530,483
62,879	Lincoln National Corp	4,536,720
76,196	Loews Corp	4,272,310
5,985	Nasdaq Inc	1,256,072
72,488	Principal Financial Group Inc	4,863,220
10,801	Regions Financial Corp	255,768
8,957	SVB Financial Group, (2)	6,425,752
55,617	Voya Financial Inc	3,880,398
	Total Financials	61,195,125
	Health Care – 5.4%
8,752	Cardinal Health Inc	418,433
673	DaVita Inc, (2)	69,481
27,360	Hologic Inc, (2)	2,005,762
13,976	Jazz Pharmaceuticals PLC, (2)	1,859,367
6,267	Laboratory Corp of America Holdings, (2)	1,798,754
32,091	Quest Diagnostics Inc	4,710,317
17,684	STERIS PLC	4,133,458
	Total Health Care	14,995,572
	Industrials – 16.9%
6,013	Allegion plc	771,468
3,720	AMERCO	2,741,603
125,740	Carrier Global Corp	6,567,400
15,641	CH Robinson Worldwide Inc	1,517,021
877	Expeditors International of Washington Inc	108,099
70,816	Fastenal Co	4,042,177
35,179	Fortune Brands Home & Security Inc	3,567,151
17,852	IDEX Corp	3,973,320
18,575	Kansas City Southern	5,762,894
63,071	Masco Corp	4,134,304
30,430	Owens Corning	2,842,466
20,927	Pentair PLC	1,547,970
41,276	Robert Half International Inc	4,667,077
34,549	Xylem Inc/NY	4,511,754
	Total Industrials	46,754,704
	Information Technology – 7.9%
1,394	F5 Networks Inc, (2)	294,343

Shares	Description (1)	Value
	Information Technology (continued)
725	Guidewire Software Inc, (2)	$91,154
162,498	Hewlett Packard Enterprise Co	2,380,596
112,959	NortonLifeLock Inc	2,874,806
14,494	Okta Inc, (2)	3,582,627
96,980	ON Semiconductor Corp, (2)	4,661,829
22,711	Skyworks Solutions Inc	3,795,689
24,574	Splunk Inc, (2)	4,050,287
	Total Information Technology	21,731,331
	Materials – 5.1%
388,113	Amcor PLC	4,684,524
10,309	Martin Marietta Materials Inc	4,049,788
87,911	Mosaic Co	3,654,460
26,269	Steel Dynamics Inc	1,735,855
	Total Materials	14,124,627
	Real Estate – 14.3%
27,233	Alexandria Real Estate Equities Inc	5,559,345
40,958	Boston Properties Inc	4,654,467
5,393	Camden Property Trust	879,598
39,656	CBRE Group Inc, (2)	4,127,396
114,745	Healthpeak Properties Inc	4,074,595
276,868	Host Hotels & Resorts Inc, (2)	4,659,688
40,079	Iron Mountain Inc	1,829,206
63,150	Regency Centers Corp	4,446,392
90,165	Ventas Inc	4,812,106
155,063	VICI Properties Inc	4,551,099
	Total Real Estate	39,593,892
	Utilities – 4.4%
74,448	CMS Energy Corp	4,492,937
160,021	NiSource Inc	3,947,718
87,619	UGI Corp	3,803,541
	Total Utilities	12,244,196
	Total Long-Term Investments (cost $224,047,280)	276,285,880

Nuveen ESG Mid-Cap Value ETF (NUMV) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.1%
	MONEY MARKET FUNDS – 0.1%
135,178	State Street Navigator Securities Lending Government Money Market Portfolio, (4)	0.030% (5)	$ 135,178
	Total Investments Purchased with Collateral from Securities Lending (cost $135,178)		135,178
	Total Investments (cost $224,182,458) – 99.9%		276,421,058
	Other Assets Less Liabilities – 0.1%		330,250
	Net Assets – 100%		$ 276,751,308
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $126,740.
(4)	The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.
(5)	The rate shown is the one-day yield as of the end of the reporting period.
See accompanying notes to financial statements.

Nuveen ESG Small-Cap ETF (NUSC)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.9%
	COMMON STOCKS – 99.9%
	Communication Services – 1.5%
12,534	Bandwidth Inc, Class A, (2)	$1,068,900
19,875	Cardlytics Inc, (2)	1,563,368
67,267	Clear Channel Outdoor Holdings Inc, (2)	195,074
16,149	Gogo Inc, (2), (3)	262,583
84,992	Gray Television Inc	1,992,212
11,562	Hemisphere Media Group Inc, (2)	127,760
21,712	iHeartMedia Inc, Class A, (2)	420,779
47,691	John Wiley & Sons Inc, Class A	2,583,421
26,422	New York Times Co	1,442,377
28,238	Scholastic Corp	1,021,933
79,660	TEGNA Inc	1,566,116
37,154	Vimeo Inc, (2)	1,253,204
16,263	WideOpenWest Inc, (2)	309,810
3,281	World Wrestling Entertainment Inc	200,436
33,537	ZoomInfo Technologies Inc, (2)	2,254,357
	Total Communication Services	16,262,330
	Consumer Discretionary – 15.1%
19,232	1-800-Flowers.com Inc, Class A, (2)	617,732
19,551	2U Inc, (2)	577,537
37,225	Aaron's Co Inc	870,693
39,485	Academy Sports & Outdoors Inc, (2)	1,689,168
52,925	American Axle & Manufacturing Holdings Inc, (2)	480,559
19,554	American Public Education Inc, (2)	488,655
53,304	Arko Corp, (2)	511,185
21,853	Big Lots Inc	966,995
3,814	Boot Barn Holdings Inc, (2)	398,525
43,625	Bright Horizons Family Solutions Inc, (2)	7,241,750
18,583	Caleres Inc	428,524
46,984	Callaway Golf Co, (2)	1,270,917
24,578	Camping World Holdings Inc	915,531
52,289	Canoo Inc, (2), (3)	419,358
35,070	Carter's Inc	3,455,096
2,357	Century Communities Inc	158,060
1,517	Children's Place Inc, (2)	125,744
11,606	Columbia Sportswear Co	1,205,167

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Consumer Discretionary (continued)
20,941	Crocs Inc, (2)	$3,380,925
54,304	Dana Inc	1,205,006
6,823	Deckers Outdoor Corp, (2)	2,697,200
17,998	Dorman Products Inc, (2)	1,878,631
18,290	Ethan Allen Interiors Inc	424,511
71,926	Foot Locker Inc	3,428,712
26,411	Franchise Group Inc	971,925
18,693	GameStop Corp, Class A, (2)	3,430,352
43,183	Gap Inc	979,822
127,638	GoPro Inc, Class A, (2)	1,098,963
4,345	Graham Holdings Co, Class B	2,545,518
29,686	Green Brick Partners Inc, (2)	773,320
6,777	Group 1 Automotive Inc	1,218,505
194,889	H&R Block Inc	4,496,089
254,399	Hanesbrands Inc	4,334,959
86,292	Harley-Davidson Inc	3,148,795
15,445	Helen of Troy Ltd, (2)	3,474,353
3,969	Hibbett Inc	307,359
92,044	Hilton Grand Vacations Inc, (2)	4,627,972
103,362	Houghton Mifflin Harcourt Co, (2)	1,466,707
30,053	iRobot Corp, (2)	2,507,021
6,261	Johnson Outdoors Inc	664,793
22,130	Kohl's Corp	1,073,969
35,819	Kontoor Brands Inc	1,898,407
14,255	Lands' End Inc, (2)	374,621
15,042	LCI Industries	2,100,465
46,461	Leggett & Platt Inc	2,176,698
43,054	Leslie's Inc, (2)	890,357
69,580	Levi Strauss & Co, Class A	1,821,604
1,053	LGI Homes Inc, (2)	157,213
7,723	Lithia Motors Inc	2,465,336
13,830	Lovesac Co, (2)	1,078,878
167,510	Macy's Inc	4,433,990
22,498	Malibu Boats Inc, (2)	1,588,584
23,984	MarineMax Inc, (2)	1,242,131
5,022	Meritage Homes Corp, (2)	545,942
35,953	Monro Inc	2,220,457
20,106	Murphy USA Inc	3,276,273
3,036	National Vision Holdings Inc, (2)	187,139
86,495	Nordstrom Inc, (2)	2,485,001
31,204	ODP Corp, (2)	1,351,133

Shares	Description (1)	Value
	Consumer Discretionary (continued)
15,728	Overstock.com Inc, (2)	$1,497,777
69,669	Petco Health & Wellness Co Inc, (2)	1,722,914
37,121	Planet Fitness Inc, Class A, (2)	2,952,976
20,754	PVH Corp, (2)	2,269,035
19,074	Ralph Lauren Corp	2,425,641
74,669	RealReal Inc, (2)	972,937
15,991	Rent-A-Center Inc/TX	851,681
21,116	Revolve Group Inc, (2)	1,584,545
63,270	Sally Beauty Holdings Inc, (2)	965,500
48,672	SeaWorld Entertainment Inc, (2)	3,090,672
39,187	Shake Shack Inc, Class A, (2)	2,710,565
18,453	Signet Jewelers Ltd	1,645,639
31,927	Six Flags Entertainment Corp, (2)	1,313,158
13,621	Sleep Number Corp, (2)	1,203,279
85,043	Sonos Inc, (2)	2,774,103
14,223	Steven Madden Ltd	641,457
106,795	Tapestry Inc	4,162,869
36,198	Taylor Morrison Home Corp, (2)	1,105,125
126,184	Terminix Global Holdings Inc, (2)	5,107,928
28,697	Thor Industries Inc	2,925,946
71,463	Travel + Leisure Co	3,883,299
43,528	Tupperware Brands Corp, (2)	968,063
99,149	Wendy's Co	2,211,023
9,686	Williams-Sonoma Inc	1,798,981
24,551	Wingstop Inc	4,234,311
4,520	Wolverine World Wide Inc	149,928
87,737	Workhorse Group Inc, (2), (3)	590,470
55,586	WW International Inc, (2)	964,973
40,738	Wyndham Hotels & Resorts Inc	3,441,139
9,110	XPEL Inc, (2)	691,449
33,464	YETI Holdings Inc, (2)	3,290,515
7,351	Zumiez Inc, (2)	299,186
	Total Consumer Discretionary	166,697,916
	Consumer Staples – 3.3%
14,685	BJ's Wholesale Club Holdings Inc, (2)	858,191
14,771	Chefs' Warehouse Inc, (2)	515,065
133,239	Darling Ingredients Inc, (2)	11,261,360
32,749	Edgewell Personal Care Co	1,145,888
66,152	Energizer Holdings Inc	2,412,564
30,910	Freshpet Inc, (2)	4,819,178
31,491	Herbalife Nutrition Ltd, (2)	1,461,183

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Consumer Staples (continued)
23,388	Landec Corp, (2)	$227,331
11,997	Medifast Inc	2,354,651
103,301	Performance Food Group Co, (2)	4,672,304
12,462	United Natural Foods Inc, (2)	540,726
153,899	US Foods Holding Corp, (2)	5,335,678
34,557	Veru Inc, (2)	282,331
17,070	Vital Farms Inc, (2)	280,289
	Total Consumer Staples	36,166,739
	Energy – 3.4%
142,454	Archrock Inc	1,166,698
58,559	Cactus Inc	2,547,317
127,585	ChampionX Corp, (2)	3,346,555
162,853	Clean Energy Fuels Corp, (2)	1,501,505
48,422	Core Laboratories NV	1,259,456
70,681	Delek US Holdings Inc, (2)	1,374,745
19,741	DMC Global Inc, (2)	824,779
104,222	DT Midstream Inc	4,998,487
57,284	Green Plains Inc, (2)	2,173,928
166,029	HollyFrontier Corp	5,611,780
101,504	Liberty Oilfield Services Inc, (2)	1,311,432
288,310	NOV Inc, (2)	4,042,106
105,456	Oceaneering International Inc, (2)	1,434,202
51,372	Renewable Energy Group Inc, (2)	3,287,808
459,782	TechnipFMC PLC, (2)	3,388,593
	Total Energy	38,269,391
	Financials – 14.6%
859	Affiliated Managers Group Inc	144,209
15,535	Amalgamated Financial Corp	285,223
23,112	Amerant Bancorp Inc, (2)	613,624
41,990	Ameris Bancorp	2,199,856
30,862	Artisan Partners Asset Management Inc	1,528,904
6,847	Associated Banc-Corp	152,551
21,975	Banc of California Inc	446,752
55,714	Bancorp Inc, (2)	1,702,063
48,194	Bank OZK	2,152,826
2,343	Banner Corp	135,332
44,463	Berkshire Hills Bancorp Inc	1,207,170
21,283	BOK Financial Corp	2,153,201
3,374	Bryn Mawr Bank Corp	156,351
27,377	Byline Bancorp Inc	705,232
57,166	CNO Financial Group Inc	1,379,987

Shares	Description (1)	Value
	Financials (continued)
5,477	Commerce Bancshares Inc/MO	$386,183
3,423	Community Trust Bancorp Inc	149,517
25,640	Cowen Inc, Class A	967,397
18,070	Crawford & Co, Class A	156,125
8,959	Cullen/Frost Bankers Inc	1,160,191
2,937	Diamond Hill Investment Group Inc	636,918
32,691	Donnelley Financial Solutions Inc, (2)	1,252,719
25,703	East West Bancorp Inc	2,042,874
14,287	eHealth Inc, (2)	633,628
3,473	Employers Holdings Inc	134,058
26,852	Encore Capital Group Inc, (2)	1,450,545
15,214	Essent Group Ltd	730,272
9,668	Federal Agricultural Mortgage Corp, Class C	1,219,038
85,691	First American Financial Corp	6,267,440
55,234	First Busey Corp	1,407,915
1,243	First Eagle Private Credit LLC, (2), (4)	104
26,557	First Financial Bancorp	631,525
478,904	First Horizon Corp	8,127,001
3,707	First Interstate BancSystem Inc	154,100
14,303	First of Long Island Corp	287,919
5,691	Flagstar Bancorp Inc	268,558
341,749	FNB Corp/PA	3,981,376
7,694	Fulton Financial Corp	123,873
545,877	Genworth Financial Inc, Class A, (2)	2,243,554
14,819	Glacier Bancorp Inc	819,343
29,676	Green Dot Corp, Class A, (2)	1,257,075
92,844	Hancock Whitney Corp	4,593,921
78,249	Hannon Armstrong Sustainable Infrastructure Capital Inc	4,726,240
9,797	Hanover Insurance Group Inc	1,234,422
55,374	HarborOne Bancorp Inc	795,724
2,950	Independent Bank Corp	249,275
57,880	International Bancshares Corp	2,454,112
51,924	Janus Henderson Group PLC	2,414,466
31,513	KKR Real Estate Finance Trust Inc	684,147
34,231	Live Oak Bancshares Inc	3,052,721
19,617	LPL Financial Holdings Inc	3,217,580
21,062	Morningstar Inc	6,671,389
74,023	Mr Cooper Group Inc, (2)	3,245,168
2,961	National Bank Holdings Corp, Class A	128,419
5,930	NMI Holdings Inc, Class A, (2)	143,980
63,894	OceanFirst Financial Corp	1,416,530

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Financials (continued)
54,749	OFG Bancorp	$1,417,999
28,396	Old National Bancorp/IN	485,004
94,644	Open Lending Corp, Class A, (2)	2,983,179
23,606	Origin Bancorp Inc	1,052,828
51,060	PennyMac Financial Services Inc	3,168,784
295,924	People's United Financial Inc	5,072,137
46,188	Pinnacle Financial Partners Inc	4,460,375
86,819	Popular Inc	7,070,539
49,266	PRA Group Inc, (2)	2,112,526
24,053	Premier Financial Corp	766,810
22,113	Primerica Inc	3,720,291
45,092	ProAssurance Corp	1,033,058
20,825	PROG Holdings Inc	842,371
14,200	Reinsurance Group of America Inc, Class A	1,676,736
146,346	Rocket Cos Inc, Class A, (3)	2,411,782
4,398	S&T Bancorp Inc	134,403
14,603	Seacoast Banking Corp of Florida	531,987
10,331	Silvergate Capital Corp, Class A, (2)	1,618,041
3,051	Southside Bancshares Inc	126,067
19,822	SouthState Corp	1,547,900
157,392	Starwood Property Trust Inc	4,008,774
17,880	State Auto Financial Corp	917,423
18,270	StoneX Group Inc, (2)	1,262,640
136,810	Synovus Financial Corp	6,373,978
30,183	TriState Capital Holdings Inc, (2)	906,999
35,910	Trupanion Inc, (2)	3,677,184
201,644	Valley National Bancorp	2,673,799
16,990	Victory Capital Holdings Inc	643,921
760	Virtus Investment Partners Inc	243,200
2,354	Washington Trust Bancorp Inc	128,670
38,557	Webster Financial Corp	2,157,650
26,868	Western Alliance Bancorp	3,119,106
50,561	Wintrust Financial Corp	4,474,649
29,256	Zions Bancorp NA	1,842,835
	Total Financials	161,144,268
	Health Care – 14.0%
44,633	1Life Healthcare Inc, (2)	966,751
2,111	Acadia Healthcare Co Inc, (2)	130,882
35,778	Accelerate Diagnostics Inc, (2)	211,090
29,293	Acceleron Pharma Inc, (2)	5,102,255
34,921	Accolade Inc, (2)	1,389,507

Shares	Description (1)	Value
	Health Care (continued)
18,959	Achillion Pharmaceuticals Inc, (4)	$8,721
41,830	AdaptHealth Corp, (2)	1,139,867
3,863	Adaptive Biotechnologies Corp, (2)	129,063
1,197	Addus HomeCare Corp, (2)	111,920
33,211	Aerie Pharmaceuticals Inc, (2)	353,033
40,942	Agios Pharmaceuticals Inc, (2)	1,924,274
13,184	Alder Biopharmaceuticals Inc, (2), (4)	11,602
42,656	Alector Inc, (2)	927,341
25,638	Aligos Therapeutics Inc, (2)	408,413
20,211	Allakos Inc, (2)	2,032,822
57,516	Allogene Therapeutics Inc, (2)	991,576
68,493	Allscripts Healthcare Solutions Inc, (2)	943,834
39,089	Alphatec Holdings Inc, (2)	458,514
8,782	ALX Oncology Holdings Inc, (2)	492,143
539	Amedisys Inc, (2)	91,274
33,341	AMN Healthcare Services Inc, (2)	3,290,757
19,137	AnaptysBio Inc, (2)	629,607
26,470	Anavex Life Sciences Corp, (2)	496,048
27,529	AngioDynamics Inc, (2)	787,329
165,976	Antares Pharma Inc, (2)	620,750
18,574	Applied Therapeutics Inc, (2)	272,481
61,390	Arena Pharmaceuticals Inc, (2)	3,523,172
17,072	Arvinas Inc, (2)	1,478,094
75,108	Atara Biotherapeutics Inc, (2)	1,162,672
12,618	Atea Pharmaceuticals Inc, (2)	146,874
7,344	AtriCure Inc, (2)	551,241
16,322	Avanos Medical Inc, (2)	514,796
41,544	Axogen Inc, (2)	631,053
19,214	BioAtla Inc, (2)	561,625
94,563	BioCryst Pharmaceuticals Inc, (2)	1,411,826
23,645	Bionano Genomics Inc, (2), (3)	120,117
72,766	Bluebird Bio Inc, (2)	1,703,452
13,303	Bolt Biotherapeutics Inc, (2), (3)	174,136
46,035	Bridgebio Pharma Inc, (2)	2,273,208
131,534	Brookdale Senior Living Inc, (2)	854,971
6,211	Cassava Sciences Inc, (2)	267,880
45,467	Cerevel Therapeutics Holdings Inc, (2)	1,848,234
3,447	Chemed Corp	1,662,316
37,158	Chimerix Inc, (2)	194,708
34,586	Collegium Pharmaceutical Inc, (2)	678,923
3,940	Computer Programs and Systems Inc, (2)	142,234

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Health Care (continued)
25,517	Corcept Therapeutics Inc, (2)	$459,306
16,802	Cortexyme Inc, (2)	221,786
10,607	CorVel Corp, (2)	1,943,415
50,874	Covetrus Inc, (2)	1,027,146
5,432	CryoLife Inc, (2)	112,116
31,700	CryoPort Inc, (2)	2,584,818
13,699	Cullinan Oncology Inc, (2), (3)	304,392
35,538	Curis Inc, (2)	230,997
74,952	Dicerna Pharmaceuticals Inc, (2)	1,559,751
113,997	Dynavax Technologies Corp, (2)	2,276,520
23,742	Dyne Therapeutics Inc, (2)	344,496
3,081	Eagle Pharmaceuticals Inc/DE, (2)	161,352
5,809	Eargo Inc, (2), (3)	51,119
2,005	Encompass Health Corp	127,438
25,923	Ensign Group Inc	2,022,253
33,610	Envista Holdings Corp, (2)	1,314,151
23,362	Essa Pharma Inc, (2)	212,594
2,453	Establishment Labs Holdings Inc, (2)	200,018
68,962	FibroGen Inc, (2)	766,857
11,871	Fulgent Genetics Inc, (2), (3)	984,343
31,495	G1 Therapeutics Inc, (2)	456,363
13,810	Glaukos Corp, (2)	631,255
28,364	Globus Medical Inc, (2)	2,188,850
27,918	Haemonetics Corp, (2)	1,918,246
40,454	Hanger Inc, (2)	755,681
14,398	Harmony Biosciences Holdings Inc, (2)	597,085
9,624	Heska Corp, (2)	2,151,253
11,544	Hill-Rom Holdings Inc	1,788,166
70,544	Hims & Hers Health Inc, (2)	550,243
39,189	Homology Medicines Inc, (2)	224,553
34,247	Humanigen Inc, (2), (3)	245,893
7,671	IGM Biosciences Inc, (2)	359,923
37,998	Immunovant Inc, (2)	305,504
18,352	Inari Medical Inc, (2)	1,661,223
7,188	Inogen Inc, (2)	285,004
119,917	Inovio Pharmaceuticals Inc, (2), (3)	856,207
1,518	Integra LifeSciences Holdings Corp, (2)	100,886
24,126	Intersect ENT Inc, (2)	650,678
4,270	Intra-Cellular Therapies Inc, (2)	183,909
18,418	iRhythm Technologies Inc, (2)	1,291,839
2,779	Joint Corp, (2)	243,107

Shares	Description (1)	Value
	Health Care (continued)
11,334	Kinnate Biopharma Inc, (2)	$269,409
17,604	Kronos Bio Inc, (2)	289,762
15,049	Krystal Biotech Inc, (2)	753,804
61,218	Kura Oncology Inc, (2)	1,005,200
3,744	LeMaitre Vascular Inc	194,725
4,983	LHC Group Inc, (2)	670,662
1,500	LivaNova PLC, (2)	115,080
21,067	MacroGenics Inc, (2)	411,439
4,329	MEDNAX Inc, (2)	117,879
33,201	Meridian Bioscience Inc, (2)	624,511
35,757	Merit Medical Systems Inc, (2)	2,405,016
18,493	Mersana Therapeutics Inc, (2)	158,300
27,875	Mirati Therapeutics Inc, (2)	5,268,932
5,998	ModivCare Inc, (2)	976,294
37,315	Molecular Templates Inc, (2)	194,784
13,608	National Research Corp	589,226
31,610	Natus Medical Inc, (2)	791,830
71,924	NeoGenomics Inc, (2)	3,308,504
22,709	Nuvation Bio Inc, (2)	208,242
78,612	Ocugen Inc, (2)	930,766
457,014	OPKO Health Inc, (2)	1,732,083
26,467	Ortho Clinical Diagnostics Holdings PLC, (2)	523,253
2,853	Orthofix Medical Inc, (2)	102,651
14,679	OrthoPediatrics Corp, (2)	1,044,704
36,314	Owens & Minor Inc	1,302,946
26,245	Passage Bio Inc, (2)	228,856
41,865	Patterson Cos Inc	1,308,700
29,236	Pennant Group Inc, (2)	747,565
6,461	Penumbra Inc, (2)	1,786,790
49,010	Perrigo Co PLC	2,212,801
23,947	PetIQ Inc, (2), (3)	599,872
11,144	Phathom Pharmaceuticals Inc, (2), (3)	262,218
13,363	Pliant Therapeutics Inc, (2), (3)	212,873
11,714	PMV Pharmaceuticals Inc, (2)	276,685
22,965	Praxis Precision Medicines Inc, (2)	477,672
46,004	Precision BioSciences Inc, (2)	436,578
9,811	Prelude Therapeutics Inc, (2)	172,477
38,232	Progyny Inc, (2)	2,348,592
24,536	Prothena Corp PLC, (2)	1,358,068
3,574	Pulmonx Corp, (2)	139,136
23,209	Quidel Corp, (2)	3,081,459

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Health Care (continued)
54,937	Quotient Ltd, (2)	$138,991
126,835	R1 RCM Inc, (2)	2,752,319
13,055	Reata Pharmaceuticals Inc, (2)	1,253,411
5,873	Relmada Therapeutics Inc, (2)	137,839
21,371	Repligen Corp, (2)	6,208,275
4,588	Revance Therapeutics Inc, (2)	63,085
36,753	Rhythm Pharmaceuticals Inc, (2)	423,027
41,006	Rocket Pharmaceuticals Inc, (2)	1,218,288
60,892	Sarepta Therapeutics Inc, (2)	4,818,384
4,111	Seer Inc, (2), (3)	151,778
5,448	Select Medical Holdings Corp	180,983
89,704	Senseonics Holdings Inc, (2), (3)	313,964
15,235	Shattuck Labs Inc, (2)	294,036
11,990	Shockwave Medical Inc, (2)	2,562,263
35,338	Signify Health Inc, Class A, (2)	567,882
10,926	Silverback Therapeutics Inc, (2)	94,291
2,923	Simulations Plus Inc	147,612
6,999	STAAR Surgical Co, (2)	829,102
14,871	Surgery Partners Inc, (2)	611,793
24,341	Sutro Biopharma Inc, (2)	490,715
17,762	Taysha Gene Therapies Inc, (2), (3)	277,798
149,641	Tilray Inc, (2), (3)	1,541,302
23,349	Tivity Health Inc, (2)	584,192
11,534	TransMedics Group Inc, (2)	316,378
40,245	Ultragenyx Pharmaceutical Inc, (2)	3,377,360
36,285	uniQure NV, (2)	1,105,604
1,266	US Physical Therapy Inc	136,551
8,160	Vapotherm Inc, (2)	186,619
41,237	Varex Imaging Corp, (2)	1,107,213
32,335	Vir Biotechnology Inc, (2)	1,220,000
34,864	Vocera Communications Inc, (2)	1,972,605
31,018	Xenon Pharmaceuticals Inc, (2)	966,211
27,552	Y-mAbs Therapeutics Inc, (2)	676,677
262,030	Zomedica Corp, (2), (3)	133,740
	Total Health Care	154,674,754
	Industrials – 16.4%
20,121	AAON Inc	1,441,670
22,335	Acuity Brands Inc	4,588,279
165,892	ADT Inc	1,385,198
29,989	Advanced Drainage Systems Inc	3,382,759
32,015	AECOM, (2)	2,188,866

Shares	Description (1)	Value
	Industrials (continued)
82,680	Allison Transmission Holdings Inc	$2,758,205
12,067	ArcBest Corp	1,084,220
1,936	Armstrong World Industries Inc	204,538
25,219	ASGN Inc, (2)	3,017,706
22,225	Atkore Inc, (2)	2,100,929
36,708	Axon Enterprise Inc, (2)	6,605,972
99,443	AZEK Co Inc, (2)	3,648,564
59,674	Beacon Roofing Supply Inc, (2)	3,154,964
15,847	Blink Charging Co, (2), (3)	503,935
42,133	Boise Cascade Co	2,385,571
64,592	Builders FirstSource Inc, (2)	3,763,776
22,232	Carlisle Cos Inc	4,955,957
28,190	Columbus McKinnon Corp/NY	1,332,541
22,543	Comfort Systems USA Inc	2,062,008
52,009	Cornerstone Building Brands Inc, (2)	744,249
14,169	Curtiss-Wright Corp	1,809,098
41,927	Donaldson Co Inc	2,516,039
14,075	Echo Global Logistics Inc, (2)	678,837
5,184	EMCOR Group Inc	629,804
33,598	Energy Recovery Inc, (2)	682,711
1,487	EnPro Industries Inc	133,324
54,249	Flowserve Corp	1,823,851
2,056	Franklin Electric Co Inc	177,597
30,085	FTI Consulting Inc, (2)	4,329,833
34,044	GATX Corp	3,229,073
41,500	GMS Inc, (2)	2,055,495
58,273	Great Lakes Dredge & Dock Corp, (2)	886,915
76,344	Healthcare Services Group Inc	1,465,041
31,925	Herman Miller Inc	1,242,521
31,165	Hexcel Corp, (2)	1,768,302
10,264	Hub Group Inc, Class A, (2)	806,443
19,818	Hubbell Inc	3,951,115
91,879	Hyliion Holdings Corp, (2), (3)	743,301
7,646	Hyster-Yale Materials Handling Inc	367,314
22,846	IAA Inc, (2)	1,362,764
5,206	ICF International Inc	523,151
24,967	Korn Ferry	1,927,702
11,386	Landstar System Inc	2,001,773
7,264	Lindsay Corp	1,058,147
31,508	Luxfer Holdings PLC	633,626
15,494	ManpowerGroup Inc	1,497,495

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Industrials (continued)
34,273	Matthews International Corp, Class A	$1,177,963
66,049	Maxar Technologies Inc	1,753,601
26,057	McGrath RentCorp	1,879,752
49,548	Mercury Systems Inc, (2)	2,553,704
23,162	Montrose Environmental Group Inc, (2)	1,587,755
4,832	Moog Inc, Class A	364,961
74,668	MRC Global Inc, (2)	619,744
11,906	MSA Safety Inc	1,821,975
10,441	Mueller Water Products Inc	171,337
17,927	MYR Group Inc, (2)	1,831,243
255,626	Nielsen Holdings PLC	5,176,427
1,462	Oshkosh Corp	156,434
70,950	PAE Inc, (2)	703,824
149,966	Pitney Bowes Inc	1,040,764
13,349	Proto Labs Inc, (2)	798,404
23,332	Quanta Services Inc	2,829,705
38,508	Raven Industries Inc, (2)	2,226,533
5,506	Regal Rexnord Corp	838,729
71,611	Resideo Technologies Inc, (2)	1,765,927
57,959	Ryder System Inc	4,923,617
28,449	Schneider National Inc, Class B	709,518
38,677	SiteOne Landscape Supply Inc, (2)	9,087,548
8,177	SPX FLOW Inc	610,904
27,862	Steelcase Inc, Class A	331,558
23,296	Sterling Construction Co Inc, (2)	560,036
19,582	Tennant Co	1,555,986
68,369	Toro Co	6,527,188
57,890	Trex Co Inc, (2)	6,159,496
23,340	TriNet Group Inc, (2)	2,363,175
72,665	Triton International Ltd	4,519,036
38,297	TrueBlue Inc, (2)	1,066,571
10,942	Valmont Industries Inc	2,614,700
11,266	Vectrus Inc, (2)	545,612
8,790	Veritiv Corp, (2)	942,903
49,788	Virgin Galactic Holdings Inc, (2)	933,525
10,330	Watts Water Technologies Inc	1,962,907
143,804	Welbilt Inc, (2)	3,402,403
46,599	WESCO International Inc, (2)	6,037,366
185,316	WillScot Mobile Mini Holdings Corp, (2)	6,439,731
24,716	Zurn Water Solutions Corp	896,697
	Total Industrials	181,100,438

Shares	Description (1)	Value
	Information Technology – 15.3%
90,935	ACI Worldwide Inc, (2)	$2,789,886
5,060	ADTRAN Inc	93,509
38,492	Altair Engineering Inc, (2)	2,994,293
8,464	Appian Corp, (2)	841,406
17,790	Asana Inc, Class A, (2)	2,415,882
13,302	Aspen Technology Inc, (2)	2,084,290
48,383	Avaya Holdings Corp, (2)	900,891
20,129	Avid Technology Inc, (2)	576,495
5,844	Avnet Inc	222,715
14,477	Badger Meter Inc	1,480,273
5,265	Benchmark Electronics Inc	122,727
8,540	BigCommerce Holdings Inc, (2)	394,633
21,307	Bill.com Holdings Inc, (2)	6,270,863
7,680	Blackline Inc, (2)	974,362
45,159	Bottomline Technologies DE Inc, (2)	2,090,862
13,727	BTRS Holdings Inc, (2)	117,915
79,220	CDK Global Inc	3,447,654
9,022	Cerence Inc, (2)	948,483
16,511	Ciena Corp, (2)	896,382
6,631	Cirrus Logic Inc, (2)	535,851
1,021	Coherent Inc, (2)	259,742
73,860	CommScope Holding Co Inc, (2)	791,041
1,844	CommVault Systems Inc, (2)	113,406
32,199	Concentrix Corp	5,721,118
15,738	CTS Corp	560,588
46,748	Diebold Nixdorf Inc, (2)	420,732
52,777	Dolby Laboratories Inc, Class A	4,662,848
3,016	Domo Inc, Class B, (2)	266,464
28,068	Duck Creek Technologies Inc, (2)	884,142
66,085	E2open Parent Holdings Inc, (2)	826,062
16,354	Elastic NV, (2)	2,837,583
14,541	ePlus Inc, (2)	1,607,798
36,012	ExlService Holdings Inc, (2)	4,416,152
1,868	FARO Technologies Inc, (2)	137,429
55,586	First Solar Inc, (2)	6,647,530
27,174	Five9 Inc, (2)	4,293,764
117,148	Flex Ltd, (2)	1,979,801
27,080	Harmonic Inc, (2)	245,616
30,212	Ichor Holdings Ltd, (2)	1,320,869
37,823	Insight Enterprises Inc, (2)	3,581,838
31,494	Itron Inc, (2)	2,449,288

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Information Technology (continued)
28,453	Jamf Holding Corp, (2)	$1,355,785
27,423	Kimball Electronics Inc, (2)	788,411
66,818	Kulicke & Soffa Industries Inc	3,808,626
12,919	LivePerson Inc, (2)	665,458
32,942	Lumentum Holdings Inc, (2)	2,720,350
102,091	Mandiant Inc, (2)	1,780,467
9,104	Manhattan Associates Inc, (2)	1,652,740
28,466	Methode Electronics Inc	1,197,565
14,762	MicroVision Inc, (2), (3)	112,339
21,548	Mimecast Ltd, (2)	1,625,581
14,170	Model N Inc, (2)	459,250
77,349	National Instruments Corp	3,285,012
2,527	nCino Inc, (2)	183,612
129,158	NCR Corp, (2)	5,106,907
31,632	New Relic Inc, (2)	2,567,253
3,745	Novanta Inc, (2)	646,237
56,989	Nutanix Inc, (2)	1,955,293
52,813	Onto Innovation Inc, (2)	4,183,318
16,324	OSI Systems Inc, (2)	1,519,928
23,852	PAR Technology Corp, (2), (3)	1,498,383
12,325	Paylocity Holding Corp, (2)	3,760,850
36,609	Plantronics Inc, (2)	979,657
1,384	Plexus Corp, (2)	120,851
21,605	Progress Software Corp	1,110,713
32,771	PROS Holdings Inc, (2)	983,130
2,937	Qualys Inc, (2)	365,598
37,474	Rackspace Technology Inc, (2), (3)	498,029
117,888	Rambus Inc, (2)	2,743,254
1,791	Rapid7 Inc, (2)	230,591
102,080	Ribbon Communications Inc, (2)	558,378
4,110	Rogers Corp, (2)	826,603
27,834	ScanSource Inc, (2)	995,900
8,619	ShotSpotter Inc, (2)	335,365
23,524	Smartsheet Inc, Class A, (2)	1,623,391
23,570	Sprout Social Inc, Class A, (2)	3,009,418
38,507	SPS Commerce Inc, (2)	5,881,174
10,071	Synaptics Inc, (2)	1,959,514
5,530	Telos Corp, (2)	143,282
72,924	Teradata Corp, (2)	4,124,581
20,189	TTEC Holdings Inc	1,905,640
23,595	Universal Display Corp	4,322,604

Shares	Description (1)	Value
	Information Technology (continued)
38,857	Upwork Inc, (2)	$1,830,942
6,306	Viavi Solutions Inc, (2)	97,112
4,395	Vishay Precision Group Inc, (2)	149,826
68,246	Vontier Corp	2,308,762
44,875	WEX Inc, (2)	6,717,787
50,094	Wolfspeed Inc, (2)	6,016,790
9,701	Workiva Inc, (2)	1,450,785
174,347	Xerox Holdings Corp	3,103,377
	Total Information Technology	169,489,602
	Materials – 4.5%
27,792	AptarGroup Inc	3,356,718
98,138	Avient Corp	5,287,676
136,612	Axalta Coating Systems Ltd, (2)	4,260,928
17,641	Clearwater Paper Corp, (2)	737,923
26,983	Coeur Mining Inc, (2)	170,802
27,394	Commercial Metals Co	881,539
29,147	Compass Minerals International Inc	1,912,043
24,975	Domtar Corp, (2)	1,363,385
2,625	Greif Inc, Class A	169,785
4,605	Greif Inc, Class B	300,522
14,328	Ingevity Corporation, (2)	1,116,295
26,417	Innospec Inc	2,393,644
23,378	Koppers Holdings Inc, (2)	820,334
65,801	Louisiana-Pacific Corp	3,877,653
6,417	Materion Corp	463,179
28,921	Minerals Technologies Inc	2,051,656
19,839	Myers Industries Inc	408,287
2,066	Neenah Inc	104,416
50,864	Reliance Steel & Aluminum Co	7,434,282
16,776	Royal Gold Inc	1,661,160
26,138	Schnitzer Steel Industries Inc	1,406,224
2,604	Sonoco Products Co	150,902
13,032	Stepan Co	1,564,101
23,738	Trinseo PLC	1,330,752
194,516	Valvoline Inc	6,605,763
	Total Materials	49,829,969
	Real Estate – 9.8%
70,685	Alexander & Baldwin Inc	1,733,903
38,786	Brandywine Realty Trust	513,915
71,736	Brixmor Property Group Inc	1,681,492
54,169	CatchMark Timber Trust Inc	463,687

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Real Estate (continued)
14,101	Centerspace	$1,427,585
7,438	Columbia Property Trust Inc	142,586
42,559	CoreSite Realty Corp	6,062,955
17,008	Cushman & Wakefield PLC, (2)	312,777
83,649	CyrusOne Inc	6,860,891
165,682	DiamondRock Hospitality Co, (2)	1,497,765
67,353	Douglas Emmett Inc	2,201,096
90,112	Easterly Government Properties Inc	1,895,055
155,024	Empire State Realty Trust Inc	1,500,632
131,200	Equity Commonwealth, (2)	3,402,016
16,088	Federal Realty Investment Trust	1,936,191
85,850	First Industrial Realty Trust Inc	4,999,046
63,194	Five Point Holdings LLC, Class A, (2)	465,108
110,045	Franklin Street Properties Corp	495,203
2,808	Howard Hughes Corp, (2)	244,661
13,879	Hudson Pacific Properties Inc	357,384
107,549	Independence Realty Trust Inc	2,541,383
19,230	iStar Inc	485,365
126,755	JBG SMITH Properties	3,658,149
2,552	Jones Lang LaSalle Inc, (2)	659,003
121,653	Kennedy-Wilson Holdings Inc	2,721,378
70,609	Kilroy Realty Corp	4,757,634
175,819	Kimco Realty Corp	3,973,509
13,039	Lexington Realty Trust	189,978
12,883	Life Storage Inc	1,723,874
126,027	Macerich Co	2,279,828
25,719	Marcus & Millichap Inc, (2)	1,211,365
128,697	MGM Growth Properties LLC	5,068,088
9,850	Newmark Group Inc, Class A	146,568
69,285	Outfront Media Inc	1,724,504
199,488	Park Hotels & Resorts Inc, (2)	3,696,513
10,739	Physicians Realty Trust	204,148
87,985	Piedmont Office Realty Trust Inc	1,562,614
72,324	PotlatchDeltic Corp	3,780,376
149,343	Rayonier Inc	5,574,974
90,912	Realogy Holdings Corp, (2)	1,574,596
61,017	Rexford Industrial Realty Inc	4,100,342
12,330	RMR Group Inc	428,961
21,711	Ryman Hospitality Properties Inc, (2)	1,857,159
18,313	SITE Centers Corp	290,994
53,077	SL Green Realty Corp	3,719,105

Shares	Description (1)	Value
	Real Estate (continued)
35,008	St Joe Co	$1,646,076
231,969	Sunstone Hotel Investors Inc, (2)	2,862,498
22,625	Tejon Ranch Co, (2)	412,001
240,319	Uniti Group Inc	3,438,965
90,532	Washington Real Estate Investment Trust	2,294,986
122,161	Xenia Hotels & Resorts Inc, (2)	2,174,466
	Total Real Estate	108,953,348
	Utilities – 2.0%
83,240	Clearway Energy Inc	2,953,355
6,989	Clearway Energy Inc	230,567
81,528	NextEra Energy Partners LP	7,035,867
57,001	ONE Gas Inc	3,836,167
62,403	Southwest Gas Holdings Inc	4,321,408
89,877	Sunnova Energy International Inc, (2)	4,004,919
	Total Utilities	22,382,283
	Total Long-Term Investments (cost $938,348,624)	1,104,971,038

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.7%
	MONEY MARKET FUNDS – 0.7%
7,673,457	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.030% (6)	$ 7,673,457
	Total Investments Purchased with Collateral from Securities Lending (cost $7,673,457)		7,673,457
	Total Investments (cost $946,022,081) – 100.6%		1,112,644,495
	Other Assets Less Liabilities – (0.6)%		(6,278,870)
	Net Assets – 100%		$ 1,106,365,625
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $7,374,647.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
(5)	The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.
(6)	The rate shown is the one-day yield as of the end of the reporting period.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2021
	NUDV	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
Assets
Long-term investments, at value (cost $4,991,077, $110,685,276, $146,173,364, $22,670,044, $735,327,403, $1,012,493,622, $331,808,444, $224,047,280 and $938,348,624, respectively)(1)	$5,119,064	$122,976,411	$160,489,615	$30,260,387	$941,961,638	$1,174,287,940	$400,568,604	$276,285,880	$1,104,971,038
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	—	—	—	2,000,613	—	—	135,178	7,673,457
Cash	10,753	222,083	435,854	52,620	927,737	1,842,703	409,180	533,410	1,399,448
Cash denominated in foreign currencies (cost $—, $—, $12,620, $—, $—, $—, $—, $—and $—, respectively)	—	—	12,536	—	—	—	—	—	—
Receivable for:
Dividends	8,351	82,783	355,818	26,838	180,670	2,241,125	—	306,305	272,142
Reclaims	—	677	249,497	246	38	141	—	1,041	—
Securities lending income	—	201	—	4	582	—	—	241	6,665
Other Assets	—	623	—	—	4,046	7,354	1,134	—	5,096
Total assets	5,138,168	123,282,778	161,543,320	30,340,095	945,075,324	1,178,379,263	400,978,918	277,262,055	1,114,327,846
Liabilities
Payable for:
Capital gains tax	—	350,116	—	—	—	—	—	—	—
Collateral from securities lending program	—	—	—	—	2,000,613	—	—	135,178	7,673,457
Investments purchased - regular settlement	—	—	—	—	—	1,508,686	—	304,074	—
Investments purchased - when-issued/delayed-delivery settlement	—	206	—	—	—	—	—	—	—
Accrued expenses:
Management fees	1,068	35,587	38,724	4,848	186,726	241,665	97,489	68,487	274,069
Professional fees	6	426	536	99	3,069	3,934	1,362	921	3,662
Trustees fees	28	891	1,149	221	5,078	6,613	2,214	2,087	6,277
Other	—	—	—	—	3,990	5,502	1,135	—	4,756
Total liabilities	1,102	387,226	40,409	5,168	2,199,476	1,766,400	102,200	510,747	7,962,221
Net assets	$5,137,066	$122,895,552	$161,502,911	$30,334,927	$942,875,848	$1,176,612,863	$400,876,718	$276,751,308	$1,106,365,625
Shares outstanding	200,000	3,600,000	5,000,000	700,000	13,100,000	29,850,000	6,950,000	7,200,000	24,450,000
Net asset value ("NAV") per share	$ 25.69	$ 34.14	$ 32.30	$ 43.34	$ 71.98	$ 39.42	$ 57.68	$ 38.44	$ 45.25
Net assets consist of:
Capital paid-in	$5,000,000	$114,518,265	$143,438,225	$20,934,124	$690,651,435	$ 962,850,969	$285,476,184	$207,236,773	$ 866,814,734
Total distributable earnings	137,066	8,377,287	18,064,686	9,400,803	252,224,413	213,761,894	115,400,534	69,514,535	239,550,891
Net assets	$5,137,066	$122,895,552	$161,502,911	$30,334,927	$942,875,848	$1,176,612,863	$400,876,718	$276,751,308	$1,106,365,625
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01

(1)	Includes securities loaned of $1,949,354, $126,740 and $7,374,647 for NULG, NUMV and NUSC, respectively.
See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 2021
	NUDV (1)	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
Investment Income
Investment Income	$ 11,028	$2,014,831	$ 4,387,555	$ 331,887	$ 2,914,278	$ 21,963,667	$ 1,012,277	$ 4,043,839	$ 9,948,048
Securities lending income, net	—	374	9	278	17,571	30,587	—	10,783	81,644
Foreign tax withheld on dividend income	—	(246,602)	(448,637)	(19)	—	(1,599)	—	—	(21,693)
Total investment income	11,028	1,768,603	3,938,927	332,146	2,931,849	21,992,655	1,012,277	4,054,622	10,007,999
Expenses
Management fees	1,170	399,819	428,940	47,157	2,197,988	3,008,674	1,179,838	802,779	3,132,288
Professional fees	6	1,165	1,387	305	8,317	11,244	3,938	2,601	10,021
Trustees fees	28	2,930	3,559	770	19,821	27,363	9,305	6,719	25,104
Total expenses	1,204	403,914	433,886	48,232	2,226,126	3,047,281	1,193,081	812,099	3,167,413
Net investment income (loss)	9,824	1,364,689	3,505,041	283,914	705,723	18,945,374	(180,804)	3,242,523	6,840,586
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(745)	4,176,730	5,484,486	1,580,986	45,147,470	42,375,369	47,003,207	20,277,055	71,288,449
In-kind redemptions	—	—	—	—	33,580,463	16,717,581	3,709,342	—	1,716,397
Change in net unrealized appreciation (depreciation) of investments and foreign currency	127,987	3,168,035	15,607,992	6,333,223	162,316,822	170,642,340	40,699,813	47,745,906	134,772,548
Net realized and unrealized gain (loss)	127,242	7,344,765	21,092,478	7,914,209	241,044,755	229,735,290	91,412,362	68,022,961	207,777,394
Net increase (decrease) in net assets from operations	$137,066	$8,709,454	$24,597,519	$8,198,123	$241,750,478	$248,680,664	$91,231,558	$71,265,484	$214,617,980

(1)	For the period September 27, 2021 (commencement of operations) through October 31, 2021.
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NUDV	NUEM
	For the Period 9/27/21 (commencement of operations) through 10/31/21	Year Ended 10/31/21	Year Ended 10/31/20
Operations
Net investment income (loss)	$ 9,824	$ 1,364,689	$ 763,309
Net realized gain (loss) from:
Investments and foreign currency	(745)	4,176,730	(5,403,584)
In-kind redemptions	—	—	(293,179)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	127,987	3,168,035	8,514,368
Net increase (decrease) in net assets from operations	137,066	8,709,454	3,580,914
Distributions to Shareholders
Dividends	—	(843,800)	(1,191,300)
Decrease in net assets from distributions to shareholders	—	(843,800)	(1,191,300)
Fund Share Transactions
Proceeds from shares sold	5,000,000	68,334,486	11,165,263
Cost of shares redeemed	—	—	(23,113,970)
Net increase (decrease) in net assets from Fund share transactions	5,000,000	68,334,486	(11,948,707)
Net increase (decrease) in net assets	5,137,066	76,200,140	(9,559,093)
Net assets at the beginning of period	—	46,695,412	56,254,505
Net assets at the end of period	$5,137,066	$122,895,552	$ 46,695,412

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NUDM		NULC
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20
Operations
Net investment income (loss)	$ 3,505,041	$ 1,156,154	$ 283,914	$ 255,435
Net realized gain (loss) from:
Investments and foreign currency	5,484,486	(2,030,056)	1,580,986	509,675
In-kind redemptions	—	1,935,815	—	85,192
Change in net unrealized appreciation (depreciation) of investments and foreign currency	15,607,992	(5,058,657)	6,333,223	671,696
Net increase (decrease) in net assets from operations	24,597,519	(3,996,744)	8,198,123	1,521,998
Distributions to Shareholders
Dividends	(1,159,650)	(1,843,400)	(781,000)	(91,800)
Decrease in net assets from distributions to shareholders	(1,159,650)	(1,843,400)	(781,000)	(91,800)
Fund Share Transactions
Proceeds from shares sold	84,544,985	19,293,749	5,838,745	13,875,505
Cost of shares redeemed	—	(26,786,180)	—	(6,630,100)
Net increase (decrease) in net assets from Fund share transactions	84,544,985	(7,492,431)	5,838,745	7,245,405
Net increase (decrease) in net assets	107,982,854	(13,332,575)	13,255,868	8,675,603
Net assets at the beginning of period	53,520,057	66,852,632	17,079,059	8,403,456
Net assets at the end of period	$161,502,911	$ 53,520,057	$30,334,927	$17,079,059

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NULG		NULV
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20
Operations
Net investment income (loss)	$ 705,723	$ 852,764	$ 18,945,374	$ 7,466,383
Net realized gain (loss) from:
Investments and foreign currency	45,147,470	10,491,776	42,375,369	(6,207,055)
In-kind redemptions	33,580,463	9,595,121	16,717,581	2,086,040
Change in net unrealized appreciation (depreciation) of investments and foreign currency	162,316,822	39,445,744	170,642,340	(13,711,403)
Net increase (decrease) in net assets from operations	241,750,478	60,385,405	248,680,664	(10,366,035)
Distributions to Shareholders
Dividends	(11,336,250)	(1,371,300)	(9,383,400)	(1,925,600)
Decrease in net assets from distributions to shareholders	(11,336,250)	(1,371,300)	(9,383,400)	(1,925,600)
Fund Share Transactions
Proceeds from shares sold	462,008,315	240,116,860	466,092,655	466,973,250
Cost of shares redeemed	(94,249,625)	(38,217,265)	(64,004,845)	(14,023,180)
Net increase (decrease) in net assets from Fund share transactions	367,758,690	201,899,595	402,087,810	452,950,070
Net increase (decrease) in net assets	598,172,918	260,913,700	641,385,074	440,658,435
Net assets at the beginning of period	344,702,930	83,789,230	535,227,789	94,569,354
Net assets at the end of period	$942,875,848	$344,702,930	$1,176,612,863	$535,227,789

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NUMG		NUMV
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20
Operations
Net investment income (loss)	$ (180,804)	$ 84,917	$ 3,242,523	$ 1,808,660
Net realized gain (loss) from:
Investments and foreign currency	47,003,207	9,721,815	20,277,055	(4,217,352)
In-kind redemptions	3,709,342	1,601,784	—	2,303,883
Change in net unrealized appreciation (depreciation) of investments and foreign currency	40,699,813	24,595,440	47,745,906	1,901,527
Net increase (decrease) in net assets from operations	91,231,558	36,003,956	71,265,484	1,796,718
Distributions to Shareholders
Dividends	(9,360,450)	(158,565)	(2,019,540)	(1,230,460)
Decrease in net assets from distributions to shareholders	(9,360,450)	(158,565)	(2,019,540)	(1,230,460)
Fund Share Transactions
Proceeds from shares sold	135,917,590	114,305,485	88,264,440	79,612,400
Cost of shares redeemed	(10,127,755)	(10,156,730)	—	(15,510,375)
Net increase (decrease) in net assets from Fund share transactions	125,789,835	104,148,755	88,264,440	64,102,025
Net increase (decrease) in net assets	207,660,943	139,994,146	157,510,384	64,668,283
Net assets at the beginning of period	193,215,775	53,221,629	119,240,924	54,572,641
Net assets at the end of period	$400,876,718	$193,215,775	$276,751,308	$119,240,924

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NUSC
	Year Ended 10/31/21	Year Ended 10/31/20
Operations
Net investment income (loss)	$ 6,840,586	$ 2,446,835
Net realized gain (loss) from:
Investments and foreign currency	71,288,449	(622,903)
In-kind redemptions	1,716,397	3,150,948
Change in net unrealized appreciation (depreciation) of investments and foreign currency	134,772,548	27,550,720
Net increase (decrease) in net assets from operations	214,617,980	32,525,600
Distributions to Shareholders
Dividends	(2,657,985)	(1,786,255)
Decrease in net assets from distributions to shareholders	(2,657,985)	(1,786,255)
Fund Share Transactions
Proceeds from shares sold	528,600,519	179,693,885
Cost of shares redeemed	(3,828,860)	(8,314,620)
Net increase (decrease) in net assets from Fund share transactions	524,771,659	171,379,265
Net increase (decrease) in net assets	736,731,654	202,118,610
Net assets at the beginning of period	369,633,971	167,515,361
Net assets at the end of period	$1,106,365,625	$369,633,971
See accompanying notes to financial statements.

Financial Highlights
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Market Price
NUDV
2021(d)	$25.00	$0.05	$ 0.64	$ 0.69	$ —	$ —	$ —	$25.69	$25.71
NUEM
2021	29.18	0.52	4.86	5.38	(0.42)	—	(0.42)	34.14	34.15
2020	25.57	0.40	3.75	4.15	(0.54)	—	(0.54)	29.18	29.37
2019	23.78	0.58	1.70	2.28	(0.49)	—	(0.49)	25.57	25.71
2018	27.69	0.59	(4.31)	(3.72)	(0.18)	(0.01)	(0.19)	23.78	23.92
2017(e)	24.95	0.20	2.54	2.74	—	—	—	27.69	28.05
NUDM
2021	24.33	0.98	7.42	8.40	(0.43)	—	(0.43)	32.30	32.53
2020	26.74	0.54	(2.03)	(1.49)	(0.92)	—	(0.92)	24.33	24.50
2019	24.10	0.75	2.44	3.19	(0.55)	—	(0.55)	26.74	26.86
2018	26.39	0.71	(2.87)	(2.16)	(0.12)	(0.01)	(0.13)	24.10	24.12
2017(e)	24.88	0.17	1.34	1.51	—	—	—	26.39	26.57
NULC
2021	31.05	0.46	13.25	13.71	(0.48)	(0.94)	(1.42)	43.34	43.39
2020	28.01	0.53	2.74	3.27	(0.21)	(0.02)	(0.23)	31.05	30.95
2019(f)	24.96	0.19	2.86	3.05	—	—	—	28.01	27.99
NULG
2021	49.60	0.07	23.82	23.89	(0.11)	(1.40)	(1.51)	71.98	72.01
2020	38.97	0.18	10.91	11.09	(0.20)	(0.26)	(0.46)	49.60	49.54
2019	33.84	0.29	5.96	6.25	(0.24)	(0.88)	(1.12)	38.97	39.00
2018	30.47	0.25	3.31	3.56	(0.09)	(0.10)	(0.19)	33.84	33.87
2017(g)	25.21	0.24	5.02	5.26	—	—	—	30.47	30.53

		Ratios/Supplemental Data
Total Return			Ratios to Average Net Assets
Based on NAV(b)	Based on Market Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

2.74%	2.85%	$ 5,137	0.25%*	2.04%*	0%

18.45	17.77	122,896	0.44	1.49	61
16.41	16.47	46,695	0.45	1.56	81
9.68	9.70	56,255	0.45	2.30	53
(13.55)	(14.18)	35,676	0.45	2.12	65
11.03	12.42	24,917	0.45*	1.86*	13

34.83	34.73	161,503	0.39	3.16	64
(5.91)	(5.67)	53,520	0.40	2.17	66
13.71	14.10	66,853	0.40	3.03	57
(8.25)	(8.79)	43,384	0.40	2.71	56
6.07	6.78	23,755	0.40*	1.65*	9

45.28	45.91	30,335	0.20	1.20	49
11.71	11.43	17,079	0.20	1.81	61
12.22	12.14	8,403	0.20*	1.75*	9

49.04	49.29	942,876	0.34	0.11	66
28.66	28.42	344,703	0.35	0.39	86
19.57	19.53	83,789	0.35	0.82	61
11.70	11.61	59,212	0.35	0.73	65
20.88	21.10	24,380	0.35*	0.98*	30
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the market price per share over the period, including the assumed reinvestment of distributions, if any, at the ending market price per share on each ex-dividend payment date during the period. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 - Investment Transactions) divided by the average long-term market value during the period. Portfolio Turnover Rate excludes securities received or delivered as a result of processing in-kind creations or redemptions of Fund shares (as disclosed in Note 5 - Fund Shares).
(d)	For the period September 27, 2021 (commencement of operations) through October 31, 2021.
(e)	For the period June 6, 2017 (commencement of operations) through October 31, 2017.
(f)	For the period June 3, 2019 (commencement of operations) through October 31, 2019.
(g)	For the period December 13, 2016 (commencement of operations) through October 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Market Price
NULV
2021	$28.62	$ 0.77	$10.50	$11.27	$(0.47)	$ —	$(0.47)	$39.42	$39.44
2020	31.52	0.77	(3.19)	(2.42)	(0.48)	—	(0.48)	28.62	28.65
2019	28.75	0.74	3.00	3.74	(0.57)	(0.40)	(0.97)	31.52	31.52
2018	27.83	0.71	0.56	1.27	(0.27)	(0.08)	(0.35)	28.75	28.80
2017(d)	25.09	0.53	2.21	2.74	—	—	—	27.83	27.88
NUMG
2021	42.94	(0.03)	16.66	16.63	(0.02)	(1.87)	(1.89)	57.68	57.71
2020	33.26	0.03	9.75	9.78	(0.10)	—	(0.10)	42.94	42.83
2019	29.93	0.06	4.62	4.68	(0.06)	(1.29)	(1.35)	33.26	33.32
2018	28.44	0.07	1.58	1.65	(0.04)	(0.12)	(0.16)	29.93	30.12
2017(d)	25.10	0.09	3.25	3.34	—	—	—	28.44	28.46
NUMV
2021	25.64	0.54	12.68	13.22	(0.42)	—	(0.42)	38.44	38.50
2020	29.50	0.57	(3.71)	(3.14)	(0.72)	—	(0.72)	25.64	25.67
2019	27.04	0.64	2.78	3.42	(0.62)	(0.34)	(0.96)	29.50	29.57
2018	27.00	0.65	(0.38)	0.27	(0.19)	(0.04)	(0.23)	27.04	27.09
2017(d)	25.04	0.48	1.48	1.96	—	—	—	27.00	27.01
NUSC
2021	30.68	0.36	14.41	14.77	(0.20)	—	(0.20)	45.25	45.27
2020	29.65	0.28	1.03	1.31	(0.28)	—	(0.28)	30.68	30.74
2019	28.23	0.34	2.06	2.40	(0.27)	(0.71)	(0.98)	29.65	29.70
2018	27.84	0.35	0.30	0.65	(0.18)	(0.08)	(0.26)	28.23	28.27
2017(d)	25.01	0.27	2.56	2.83	—	—	—	27.84	27.89

		Ratios/Supplemental Data
Total Return			Ratios to Average Net Assets
Based on NAV(b)	Based on Market Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

39.68%	39.63%	$1,176,613	0.34%	2.13%	59%
(7.87)	(7.78)	535,228	0.35	2.63	38
13.80	13.59	94,569	0.35	2.51	66
4.57	4.56	45,995	0.35	2.46	59
10.90	11.11	27,828	0.35*	2.30*	33

39.51	39.92	400,877	0.39	(0.06)	83
29.43	28.90	193,216	0.40	0.08	94
16.93	16.41	53,222	0.40	0.19	67
5.84	6.41	49,388	0.40	0.23	60
13.30	13.38	21,330	0.40*	0.38*	53

51.97	52.06	276,751	0.39	1.57	67
(10.98)	(11.11)	119,241	0.40	2.25	72
13.51	13.57	54,573	0.40	2.31	70
0.97	1.13	47,318	0.40	2.30	69
7.82	7.86	22,951	0.40*	2.12*	46

48.28	48.03	1,106,366	0.39	0.85	60
4.40	4.44	369,634	0.40	0.98	54
9.24	9.26	167,515	0.40	1.17	32
2.32	2.30	80,447	0.40	1.17	54
11.34	11.54	30,629	0.40*	1.17*	36

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the market price per share over the period, including the assumed reinvestment of distributions, if any, at the ending market price per share on each ex-dividend payment date during the period. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 - Investment Transactions) divided by the average long-term market value during the period. Portfolio Turnover Rate excludes securities received or delivered as a result of processing in-kind creations or redemptions of Fund shares (as disclosed in Note 5 - Fund Shares).
(d)	For the period December 13, 2016 (commencement of operations) through October 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nushares ETF Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of Nuveen ESG Dividend ETF (NUDV), Nuveen ESG Emerging Markets Equity ETF (NUEM), Nuveen ESG International Developed Markets Equity ETF (NUDM), Nuveen ESG Large-Cap ETF (NULC), Nuveen ESG Large-Cap Growth ETF (NULG), Nuveen ESG Large-Cap Value ETF (NULV), Nuveen ESG Mid-Cap Growth ETF (NUMG), Nuveen ESG Mid-Cap Value ETF (NUMV) and Nuveen ESG Small-Cap ETF (NUSC) (each a "Fund" and collectively, the "Funds"), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on February 20, 2015. Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (the "Exchange").
The end of the reporting period for the Funds is October 31, 2021 and the period covered by these Notes to Financial Statements for NUEM, NUDM, NULC, NULG, NULV, NUMG, NUMV and NUSC is the fiscal year ended October 31, 2021 and for NUDV is September 27, 2021 (commencement of operations) through October 31, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America ("TIAA"). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has entered into sub-advisory agreements with Teachers Advisors, LLC (the “Sub-Adviser”), an affiliate of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value ("NAV") for financial reporting purposes may differ from the NAV for processing security and creation unit transactions. The NAV for financial reporting purposes includes security and creation unit transactions through the date of the report. Total return is computed based on the NAV used for processing security and creation unit transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions
As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:
NUEM	Value	% of Net Assets
Country:
China	$ 44,562,105	36.3%
Taiwan	18,896,295	15.4
India	14,380,726	11.7
South Korea	14,349,722	11.7
Brazil	5,087,132	4.1
Saudi Arabia	4,275,699	3.5
South Africa	3,811,119	3.1
Mexico	2,461,295	2.0
Russia	2,216,208	1.8
Thailand	2,153,190	1.7
Other	10,782,920	8.8
Total non-U.S. securities	$122,976,411	100.1%

NUDM	Value	% of Net Assets
Country:
Japan	$ 37,426,065	23.2%
United Kingdom	23,287,119	14.4
Switzerland	16,790,631	10.4
France	15,684,194	9.7
Germany	14,115,531	8.7
Australia	11,051,532	6.8
Netherlands	8,473,779	5.2
Sweden	5,269,780	3.3
Italy	5,110,036	3.2
Hong Kong	4,815,010	3.0
Other	18,465,938	11.5
Total non-U.S. securities	$160,489,615	99.4%
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (continued)
Investments and Investment Income
Securities transactions are accounted for as of the end of trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds' investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds' financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds' major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.

Prices of fixed-income securities are generally provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
NUDV	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$5,119,064	$ —	$ —	$5,119,064

NUEM	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$120,467,564	$2,153,190**	$355,323***	$122,976,077
Corporate Bonds	—	333	—	333
Common Stock Rights	—	—	1***	1
Total	$120,467,564	$2,153,523	$355,324	$122,976,411

NUDM	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$160,489,610	$ —	$5***	$160,489,615

NULC	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$30,260,387	$ —	$ —	$30,260,387

NULG	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$941,961,638	$ —	$ —	$941,961,638
Investments Purchased with Collateral from Securities Lending	2,000,613	—	—	2,000,613
Total	$943,962,251	$ —	$ —	$943,962,251

NULV	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,174,287,940	$ —	$ —	$1,174,287,940

NUMG	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$400,568,604	$ —	$ —	$400,568,604

NUMV	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$276,285,880	$ —	$ —	$276,285,880
Investments Purchased with Collateral from Securities Lending	135,178	—	—	135,178
Total	$276,421,058	$ —	$ —	$276,421,058

Notes to Financial Statements (continued)
NUSC	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,104,950,611	$ —	$20,427***	$1,104,971,038
Investments Purchased with Collateral from Securities Lending	7,673,457	—	—	7,673,457
Total	$1,112,624,068	$ —	$20,427	$1,112,644,495

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Securities Lending
Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statements of Operations.
As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
NULG	Common Stocks	$1,949,354	$2,000,613
NUMV	Common Stocks	$ 126,740	$ 135,178
NUSC	Common Stocks	$7,374,647	$7,673,457
Investment Transactions
Long-term purchases and sales (excluding in-kind transactions) during the current fiscal period were as follows:
	NUDV	NUEM	NUDM	NULC	NULG
Purchases	$ 6,247	$110,492,442	$73,531,419	$11,511,265	$434,064,067
Sales	22,701	54,269,559	69,295,102	11,985,666	440,925,420

	NULV	NUMG	NUMV	NUSC
Purchases	$526,754,911	$250,650,903	$139,410,861	$481,743,341
Sales	516,340,327	256,187,711	137,612,260	476,871,860
In-kind transactions during the current fiscal period were as follows:
	NUDV	NUEM	NUDM	NULC	NULG
In-kind purchases	$5,008,277	$12,235,367	$80,852,529	$5,826,550	$460,960,419
In-kind sales	—	—	—	—	94,051,993

	NULV	NUMG	NUMV	NUSC
In-kind purchases	$464,927,539	$135,593,375	$88,129,960	$527,405,523
In-kind sales	63,832,391	10,114,777	—	3,818,928
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although each Fund is authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Each Fund issues and redeems its shares on a continuous basis at NAV only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Only certain institutional investors (referred to as “Authorized Participants”) who have entered into agreements with Nuveen Securities, LLC, the Funds' distributor, may purchase and redeem Creation Units. Once created, shares of the Funds trade on the Exchange at market prices and are only available to individual investors through their brokers.
Creation Units are purchased and redeemed in-kind for a designated portfolio of securities included in each Fund’s respective Index and/or a specified amount of cash. Authorized Participants are charged fixed transaction fees in connection with purchasing and redeeming Creation Units. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., taxes on currency or other financial transactions, and brokerage costs) and market impact expenses it incurs in purchasing or selling portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” on the Statements of Changes in Net Assets.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	NUDV		NUEM
	For the Period 9/27/21 (commencement of operations) through 10/31/21		Year Ended 10/31/21		Year Ended 10/31/20
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	200,000	$5,000,000	2,000,000	$68,334,486	500,000	$ 11,165,263
Shares redeemed	—	—	—	—	(1,100,000)	(23,113,970)
Net increase (decrease)	200,000	$5,000,000	2,000,000	$68,334,486	(600,000)	$(11,948,707)

Notes to Financial Statements (continued)
	NUDM				NULC
	Year Ended 10/31/21		Year Ended 10/31/20		Year Ended 10/31/21		Year Ended 10/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,800,000	$84,544,985	800,000	$ 19,293,749	150,000	$5,838,745	500,000	$13,875,505
Shares redeemed	—	—	(1,100,000)	(26,786,180)	—	—	(250,000)	(6,630,100)
Net increase (decrease)	2,800,000	$84,544,985	(300,000)	$ (7,492,431)	150,000	$5,838,745	250,000	$ 7,245,405

	NULG				NULV
	Year Ended 10/31/21		Year Ended 10/31/20		Year Ended 10/31/21		Year Ended 10/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	7,600,000	$462,008,315	5,650,000	$240,116,860	12,950,000	$466,092,655	16,200,000	$466,973,250
Shares redeemed	(1,450,000)	(94,249,625)	(850,000)	(38,217,265)	(1,800,000)	(64,004,845)	(500,000)	(14,023,180)
Net increase (decrease)	6,150,000	$367,758,690	4,800,000	$201,899,595	11,150,000	$402,087,810	15,700,000	$452,950,070

	NUMG				NUMV
	Year Ended 10/31/21		Year Ended 10/31/20		Year Ended 10/31/21		Year Ended 10/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,650,000	$135,917,590	3,200,000	$114,305,485	2,550,000	$88,264,440	3,350,000	$ 79,612,400
Shares redeemed	(200,000)	(10,127,755)	(300,000)	(10,156,730)	—	—	(550,000)	(15,510,375)
Net increase (decrease)	2,450,000	$125,789,835	2,900,000	$104,148,755	2,550,000	$88,264,440	2,800,000	$ 64,102,025

	NUSC
	Year Ended 10/31/21		Year Ended 10/31/20
	Shares	Amount	Shares	Amount
Shares sold	12,500,000	$528,600,519	6,700,000	$179,693,885
Shares redeemed	(100,000)	(3,828,860)	(300,000)	(8,314,620)
Net increase (decrease)	12,400,000	$524,771,659	6,400,000	$171,379,265
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2021.
	NUDV	NUEM	NUDM	NULC	NULG
Tax cost of investments	$4,991,680	$112,407,888	$146,994,999	$22,682,389	$737,448,052
Gross unrealized:
Appreciation	$ 204,699	$ 18,450,212	$ 18,419,871	$ 8,012,728	$218,903,450
Depreciation	(77,315)	(7,881,689)	(4,925,255)	(434,730)	(12,389,251)
Net unrealized appreciation (depreciation) of investments	$ 127,384	$ 10,568,523	$ 13,494,616	$ 7,577,998	$206,514,199

	NULV	NUMG	NUMV	NUSC
Tax cost of investments	$1,012,909,186	$331,831,598	$224,338,419	$947,128,864
Gross unrealized:
Appreciation	$ 179,482,903	$ 81,489,921	$ 55,472,902	$208,655,402
Depreciation	(18,104,149)	(12,752,915)	(3,390,263)	(43,139,771)
Net unrealized appreciation (depreciation) of investments	$ 161,378,754	$ 68,737,006	$ 52,082,639	$165,515,631
Permanent differences, primarily due to foreign currency transactions, redemption in-kind, capital gain tax expense, distribution reallocations, net operating losses, real estate investment trust adjustments, and investments in passive foreign investment companies, resulted in reclassifications among the Funds' components of net assets as of October 31, 2021, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2021, the Funds' tax year end, were as follows:
	NUDV	NUEM	NUDM	NULC	NULG
Undistributed net ordinary income[1]	$10,326	$2,482,138	$6,345,262	$1,359,952	$34,262,025
Undistributed net long-term capital gains	—	170,242	—	462,853	11,448,189

	NULV	NUMG	NUMV	NUSC
Undistributed net ordinary income[1]	$49,974,289	$31,768,184	$14,280,102	$54,974,733
Undistributed net long-term capital gains	2,408,851	14,895,344	3,151,794	19,060,527

[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended October 31, 2021 and October 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	NUDV [3]	NUEM	NUDM	NULC	NULG
Distributions from net ordinary income[1]	$ —	$843,800	$1,159,650	$769,015	$10,742,287
Distributions from net long-term capital gains[2]	—	—	—	11,985	593,963

2021	NULV	NUMG	NUMV	NUSC
Distributions from net ordinary income[1]	$9,383,400	$7,504,878	$2,019,540	$2,657,985
Distributions from net long-term capital gains[2]	—	1,855,572	—	—

2020	NUEM	NUDM	NULC	NULG
Distributions from net ordinary income[1]	$1,191,300	$1,843,400	$91,799	$586,800
Distributions from net long-term capital gains	—	—	1	784,500

2020	NULV	NUMG	NUMV	NUSC
Distributions from net ordinary income[1]	$1,925,600	$158,565	$1,230,460	$1,786,255
Distributions from net long-term capital gains	—	—	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[2]	The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2021.
[3]	For the period September 27, 2021 (commencement of operations) through October 31, 2021.
As of October 31, 2021, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NUDV	NUEM [4]	NUDM [4]
Not subject to expiration:
Short-term	$ 644	$2,376,818	$ 533,409
Long-term	—	2,117,071	1,238,586
Total	$ 644	$4,493,889	$1,771,995

[4]	A portion of NUEM and NUDM's capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.
During the Funds’ tax year ended October 31, 2021, the following Funds utilized capital loss carryforwards as follows:

Notes to Financial Statements (continued)
	NUEM	NUDM	NULV	NUMV	NUSC
Utilized capital loss carryforwards	$2,988,926	$3,015,096	$5,732,840	$5,217,492	$3,037,346
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund's management fee compensates the Adviser for its investment advisory services to the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser. The Adviser is responsible for substantially all other expenses of the Funds, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees' counsel fees), certain compensation expenses of the Funds' chief compliance officer, litigation expenses and extraordinary expenses.
The annual management fee, payable monthly, for each Fund is based on a percentage of average daily net assets according to the following rates:
Fund	Management Fee*
NUDV	0.25%
NUEM	0.45
NUDM	0.40
NULC	0.20
NULG	0.35
NULV	0.35
NUMG	0.40
NUMV	0.40
NUSC	0.40
* For the period November 1, 2020 through September 27, 2021.
Effective on September 28, 2021, the annual management fee, payable monthly, for each Fund is based on a percentage of average daily net assets according to the following rates:
Fund	Management Fee
NUDV	0.25%
NUEM	0.35
NUDM	0.30
NULC	0.20
NULG	0.25
NULV	0.25
NUMG	0.30
NUMV	0.30
NUSC	0.30
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	NULC	NULV	NUMV
Purchases	$290,165	$5,999,158	$1,103,716
Sales	—	632,160	337,794
Realized gain (loss)	—	11,722	(16,839)

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Teachers Advisors, LLC
730 Third Avenue
New York, NY 10017-3206
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Adminstrator, Custodian
and Transfer Agent
Brown Brothers Harriman
50 Post Office Square
Boston, MA 02110
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Morgan, Lewis & Bockius LLP
111 Pennsylvania Avenue, NW
Washington, D.C. 20004

The tables below show the number and percentage of days during the current fiscal period that each Fund's market price was greater than its NAV per share (i.e., at premium) and less than its NAV per share (i.e., at a discount). The market price is determined using the midpoint between the highest bid and the lowest offer on the applicable Fund's listing exchange, as of the time that the Fund's NAV is calculated (normally 4:00 p.m. Eastern Time).
	NUDV
September 27, 2021 (commencement of operations) through October 31, 2021	Number of Days	% of Total Days
Premium/Discount Range:
0.00% to 0.25%	23	95.8%
(0.01)% to (0.25)%	1	4.2%
	24	100%

	NUEM	NUDM
Year Ended October 31, 2021		Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
1.01% to 3.00%		73	29.1%	25	9.9%
0.51% to 1.00%		96	38.2%	122	48.6%
0.26% to 0.50%		36	14.3%	57	22.7%
0.00 to 0.25%		24	9.6%	21	8.4%
(0.01)% to (0.25)%		9	3.6%	17	6.8%
(0.26)% to (0.50)%		7	2.8%	7	2.8%
(0.51)% to (1.00)%		3	1.2%	2	0.8%
(1.01)% to (3.00)%		3	1.2%	-	-
		251	100%	251	100%

	NULC			NULG			NULV
Year Ended October 31, 2021	Number of Days	% of Total Days	Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
0.26% to 0.50%	–	–	1	0.4%	-	-
0.00% to 0.25%	142	56.6%	212	84.5%	243	96.8%
(0.01)% to (0.25)%	109	43.4%	38	15.1%	8	3.2%
	251	100%	251	100%	251	100%

Additional Fund Information (Unaudited) (continued)
	NUMG			NUMV			NUSC
Year Ended October 31, 2021	Number of Days	% of Total Days	Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
0.00% to 0.25%	235	93.6%	216	86.1%	229	91.2%
(0.01)% to (0.25)%	16	6.4%	35	13.9%	22	8.8%
	251	100%	251	100%	251	100%
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	NUDV	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
% of DRD	0.0%	0.0%	0.0%	35.1%	15.7%	96.4%	7.8%	74.6%	100.0%
% of QDI	0.0%	57.2%	85.4%	36.6%	16.6%	100.0%	8.0%	86.1%	100.0%
Foreign Taxes: NUEM and NUDM paid qualifying foreign taxes of $326,625 and $296,889, respectively, and earned $1,952,009 and $3,245,233 of foreign source income, respectively, during the fiscal year ended October 31, 2021. Pursuant to Section 853 of the Internal Revenue Code, NUEM and NUDM hereby designate $0.09 and $0.06 per share as foreign taxes paid, respectively and $0.54 and $0.65 per share as income earned from foreign sources, respectively, for the fiscal year ended October 31, 2021. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end.
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
MSCI EAFE Index: An index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index currently consists of large and mid- capitalization companies located in one of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: An index designed to measure developing market equity performance. The MSCI Emerging Markets Index currently consists of large and mid- capitalization companies located in one of the following 26 emerging market countries; Argentina, Brazil, Chile, China, Columbia, Czech Republic, Eygpt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudia Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Index: An index designed to measure the performance of the large and mid cap segments of the U.S. market. With over 600 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Growth Index: An index designed to measure the performance of large and mid-cap U.S. equity securities that exhibit overall growth style characteristics based on five variables: long-term forward earnings per share ("EPS") growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend and long-term historical sales per share growth trend. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Mid-Cap Growth Index: An index designed to measure the performance of mid-cap U.S. equity securities that exhibit overall growth style characteristics based on five variables: long-term forward earnigns per share ("EPS") growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend and long-term historical sales per share growth trend. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (Unaudited) (continued)
MSCI USA Mid-Cap Value Index: An index designed to measure the performance of mid-cap U.S. equity securities that exhibit overall value style characteristics based on three variables: book value to price, twelve-month forward earnings to price and diviend yield. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Small-Cap Index: An index designed to measure the performance of the small cap segment of the U.S. equity market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Value Index: An index designed to measure the performance of large and mid-cap U.S. equity securities that exhibit overall value style characteristics based on three variables: book value to price, twelve-month forward earnings to price and dividend yield. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
TIAA ESG Emerging Markets Equity Index: A custom index that is based on the MSCI Emerging Markets Index, its Based Index. The TIAA ESG Emerging Markets Equity Index uses a rules-based methodology that aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure than the Based Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
TIAA ESG USA High Dividend Yield Index: A custom index that is primarily based on the MSCI USA Index, its Base Index, which is primarily composed of equity securities issued by large and mid- capitalization companies listed on U.S. exchanges. The TIAA ESG USA High Dividend Yield Index aims to represent the performance of a set of securities with high dividend income and quality characteristics while maximizing the exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Base Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
TIAA ESG International Developed Markets Equity Index: A custom index that is based on the MSCI EAFE Index, its Based Index. The TIAA ESG International Developed Markets Equity Index uses a rules based methodology that aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure than the Base Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
TIAA ESG USA Large-Cap Index: A custom index based on the MSCI USA Index, its Based Index, which is primarily composed of equity securities issued by large and mid-capitalization companies listed on U.S. exchanges. The TIAA ESG USA Large-Cap Index uses a rules-based methodology that aims to increase the Base Index's exposure to postive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Base Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
TIAA ESG USA Large-Cap Growth Index: A custom index based on the MSCI USA Growth index, its Based Index, which is primarily composed of equity securities issued by large and mid-capitalization companies exhibiting overall growth style characteristics listed on U.S. exchanges. The TIAA ESG USA Large-Cap Growth Index uses a rules-based methodology that aims to increase the Base Index’s exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Base Index. The index also aims to minimize the tracking error relative to the Parent Index through an optimization process. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
TIAA ESG USA Large-Cap Value Index: A custom index based on the MSCI USA Value index, its Base Iindex, which is primarily composed of equity securities issued by large and mid-capitalization companies exhibiting overall value style characteristics listed on U.S. exchanges. The TIAA ESG USA Large-Cap Value Index uses a rules-based methodology that aims to increase the Base Index’s exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Base Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
TIAA ESG USA Mid-Cap Growth Index: A custom index based on the MSCI USA Mid-Cap Growth Index, its Base Index, which is primarily composed of equity securities issued by mid-capitalization companies exhibiting overall growth style characteristics listed on U.S. exchanges. The TIAA ESG USA Mid-Cap Growth Index uses a rules-based methodology that aims to increase the Base Index’s exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Base Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
TIAA ESG USA Mid-Cap Value Index: A custom index based on the MSCI USA Mid-Cap Value Index, its Base Index, which is primarily composed of equity securities issued by mid-capitalization companies exhibiting overall value style characteristics listed on U.S. exchanges. The TIAA ESG USA Mid-Cap Value Index uses a rules-based methodology that aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure than the Base Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
TIAA ESG USA Small-Cap Index: A custom index based on the MSCI USA Small-Cap Index, its Base Index, which is primarily composed of equity securities issued by small capitalization companies listed on U.S. exchanges. The TIAA ESG USA Small-Cap Index uses a rules-based methodology that aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure than the Base Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Annual Investment Management Agreement Approval Process
(Unaudited)
The Board of Trustees (the “Board” and each Trustee, a “Board Member”) of Nushares ETF Trust, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for determining whether to initially approve or, after an initial term, to renew, the advisory arrangements of the Funds. A discussion of the Board’s most recent approval of the renewal of the advisory arrangements of each Fund other than Nuveen ESG Dividend ETF (the “Dividend Fund”) is set forth in Part I below. The advisory arrangements of the Dividend Fund have not yet been up for renewal. A discussion of the Board’s initial approval of the advisory arrangements of the Dividend Fund is set forth in Part II below.
PART I
Nuveen ESG Emerging Markets Equity ETF
Nuveen ESG International Developed Markets Equity ETF
Nuveen ESG Large-Cap ETF
Nuveen ESG Large-Cap Growth ETF
Nuveen ESG Large-Cap Value ETF
Nuveen ESG Mid-Cap Growth ETF
Nuveen ESG Mid-Cap Value ETF
Nuveen ESG Small-Cap ETF
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board approved, for each Fund listed above under the heading “Part I” (for purposes of this Part I, each, a “Fund” and collectively, the “Funds”), the renewal of the management agreement (for purposes of this Part I, each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (for purposes of this Part I, each, a “Sub-Advisory Agreement”) with Teachers Advisors, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. For purposes of this Part I, the Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpre-

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
tations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one- and three-year periods ending December 31, 2020 (or for shorter periods available to the extent a Fund was not in existence during such periods) as well as performance data periods ending nearer to the May Meeting, including the quarter, one- and three-year periods ending March 31, 2021 (or for shorter periods available to the extent a Fund was not in existence during such periods). The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results. For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to certain peer groups and/or benchmark(s) as well as differences in the composition of the peer groups over time will necessarily contribute to differences in performance results and limit the value of the comparative information.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or peer group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board noted that each Fund, a Nuveen exchange-traded fund (“ETF”), is designed to track the performance of a specified index (the “Underlying Index”). In its review, the Board received and reviewed information addressing, among other things, the net asset value performance of each Fund, the performance of such Fund’s Underlying Index and parent index, such Fund’s relative performance compared to the performance of peer funds (the “Performance Peer Group”) and such Fund’s tracking error and excess return compared to its Underlying Index over certain periods. However, given each Fund’s investment objective of seeking investment results that correspond generally to the performance of its Underlying Index, the Board recognized that the extent to which a Fund tracked its benchmark was of greater relevance in assessing the performance for the Fund and therefore placed more emphasis on the tracking error and correlation data provided.
The Board’s determinations with respect to each Fund are summarized below.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
For Nuveen ESG Emerging Markets Equity ETF (the “Emerging Markets Fund”), the Board considered, among other things, the performance of the Fund and its Underlying Index for the one- and three-year periods ended December 31, 2020 and March 31, 2021 as well as its tracking error compared to its Underlying Index as of such dates. The Board noted that the Fund ranked in the first quartile of its Performance Peer Group for such periods. Given the Fund’s investment objective, however, the Board placed more emphasis on its review of the correlation and tracking difference data. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen ESG International Developed Markets Equity ETF (the “International Fund”), the Board considered, among other things, the performance of the Fund and its Underlying Index for the one- and three-year periods ended December 31, 2020 and March 31, 2021 as well as its tracking error compared to its Underlying Index as of such dates. The Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020. The Fund further ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and first quartile of its Performance Peer Group for the three-year period ended March 31, 2021. Given the Fund’s investment objective, however, the Board placed more emphasis on its review of the correlation and tracking difference data. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen ESG Large-Cap ETF (the “Large-Cap Fund”), the Board considered, among other things, the performance of the Fund and its Underlying Index for the one-year periods ended December 31, 2020 and March 31, 2021 as well as its tracking error compared to its Underlying Index as of such dates. The Board noted that the Fund ranked in the first quartile of its Performance Peer Group for such periods. Given the Fund’s investment objective, however, the Board placed more emphasis on its review of the correlation and tracking difference data. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen ESG Large-Cap Growth ETF (the “Large-Cap Growth Fund”), the Board considered, among other things, the performance of the Fund and its Underlying Index for the one- and three-year periods ended December 31, 2020 and March 31, 2021 as well as its tracking error compared to its Underlying Index as of such dates. The Board noted that the Fund ranked in the first quartile of its Performance Peer Group for such periods. Given the Fund’s investment objective, however, the Board placed more emphasis on its review of the correlation and tracking difference data. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen ESG Large-Cap Value ETF (the “Large-Cap Value Fund”), the Board considered, among other things, the performance of the Fund and its Underlying Index for the one- and three-year periods ended December 31, 2020 and March 31, 2021 as well as its tracking error compared to its Underlying Index as of such dates. The Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020 and the third quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2021. Given the Fund’s investment objective, however, the Board placed more emphasis on its review of the correlation and tracking difference data. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen ESG Mid-Cap Growth ETF (the “Mid-Cap Growth Fund”), the Board considered, among other things, the performance of the Fund and its Underlying Index for the one- and three-year periods ended December 31, 2020 and March 31, 2021 as well as its tracking error compared to its Underlying Index as of such dates. The Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020. Further, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and first quartile for the three-year period ended March 31, 2021. Given the Fund’s investment objective, however, the Board placed more emphasis on its review of the correlation and tracking difference data. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen ESG Mid-Cap Value ETF (the “Mid-Cap Value Fund”), the Board considered, among other things, the performance of the Fund and its Underlying Index for the one- and three-year periods ended December 31, 2020 and March 31, 2021 as well as its tracking error compared to its Underlying Index as of such dates. The Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2021, the Fund ranked in the second quartile for the three-year period ended March 31, 2021. Given the Fund’s investment objective, however, the Board placed more emphasis on its review of the correlation and tracking difference data. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen ESG Small-Cap ETF (the “Small-Cap Fund”), the Board considered, among other things, the performance of the Fund and its Underlying Index for the one- and three-year periods ended December 31, 2020 and March 31, 2021 as well as its tracking error compared to its Underlying Index as of such dates. The Board noted that the Fund ranked in the first quartile of its Performance Peer Group for such periods. Given the Fund’s investment objective, however, the Board placed more emphasis on its review of the correlation and tracking difference data. Based on its review, the Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board generally considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also generally considered the total operating expense ratio of a Nuveen fund before and after any fee waivers and/or expense reimbursements. With respect to the Nuveen ETFs, such as the Funds, however, the Board recognized that a Nuveen ETF pays a unitary fee and therefore, the Board reviewed the unitary fee compared to the gross and net management fees and net total expense ratios of a group of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Group and recognized that differences between the applicable fund and its respective Peer Group as well as changes to the composition of the Peer Group from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the International Fund, the Large-Cap Growth Fund, the Large-Cap Value Fund and the Small-Cap Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
As noted above, the Board recognized that the Nuveen ETFs pay the Adviser a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Nuveen ETFs, subject to certain exceptions. Unlike the typical fee arrangements of the other Nuveen funds in which the funds pay a variety of fees and expenses such as investment advisory fees, transfer agency fees, audit fees, custodian fees, administration fees, compliance expenses, recordkeeping expenses, marketing and shareholder service fees, distribution charges and other expenses, Nuveen ETFs pay the Adviser a unified fee, and the Adviser is responsible for providing such services or arranging and supervising third parties to provide such services (subject to the certain exceptions). Under the unified fee structure, the Board recognized that the Adviser generally bears the risks of the operating costs rising (and benefits if such expenses decrease) and therefore has an incentive to be administratively efficient. As part of the Board’s analysis of the fee level of a Fund, the Independent Board Members reviewed, among other things, the unified fee compared to the gross and net management fees and net total expense ratios of its respective Peer Group.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the Emerging Markets Fund, Large-Cap Fund and Mid-Cap Growth Fund each had a net management fee and a net expense ratio that were below the respective peer averages; (b) the Mid-Cap Value Fund had a net management fee and a net expense ratio that were in line with the respective peer averages; and (c) the International Fund, Large-Cap Growth Fund, Large-Cap Value Fund and Small-Cap Fund each had a net management fee and a net expense ratio that were higher than the respective peer averages. With respect to the International Fund, the Independent Board Members noted that the Fund’s relative standing in its peer set changed, in part, due to changes to the composition of the peer set and differences in investment strategies of the peer set relative to the Fund. With respect to the Large-Cap Growth Fund, the Large-Cap Value Fund and the Small-Cap Fund, the Independent Board Members noted that each such Fund’s net expense ratio was higher than the peer set average due, in part, to the larger average net assets and differences in investment strategies of the peer set relative to such Fund.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and certain funds advised by the Sub-Adviser. The Board further noted that the Adviser also advised and the Sub-Adviser sub-advised additional ETFs sponsored by Nuveen.
The Board recognized that the Funds had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for foreign investment companies and ETFs offered by Nuveen. In addition, the Board reviewed the management fees and expense ratios of certain funds advised by the Sub-Adviser in the TIAA-CREF family of funds.
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and net operating income for its advisory services to the Nuveen ETFs and Nuveen closed-end funds for 2020 and 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that, with respect to the Nuveen funds generally, although the management fee of the Adviser is typically comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, the Nuveen ETFs do not have breakpoint schedules. The Board recognized that the Nuveen ETFs (including the Funds) pay a unified fee and as a result, any reduction in fixed costs associated with the management of these funds would benefit the Adviser. However, the Independent Board Members noted that the unified fee schedule provides shareholders with a level of certainty of the expenses of the Nuveen ETFs. The Independent Board Members considered that the unified fees generally provide inherent economies of scale because the Nuveen ETF would maintain a competitive fixed fee over the annual contract period even if the particular fund’s assets declined and/or operating costs rose. As the Nuveen ETFs do not have breakpoints, they do not participate in the complex-level fee programs.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders. The Board further concluded that the absence of a fund-level and/or complex-level breakpoint schedule or arrangement (as applicable) was acceptable.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. In addition, the Independent Board Members also noted that various sub-advisers may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that the Sub-Adviser does not participate in soft dollar arrangements with respect to Nuveen fund portfolio transactions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
G. Subsequent Board Actions
At a meeting held on September 20, 2021, given continued growth in Nuveen ESG ETFs and certain comparative fee data with other ESG ETFs in the industry, among other things, the Board approved a ten basis point (0.10%) reduction in the unitary management fee for the Emerging Markets Fund, International Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Fund, effective September 28, 2021.
PART II
Nuveen ESG Dividend ETF
At a meeting held on June 17, 2021 (for purposes of this Part II, the “Meeting”), the Board Members considered and approved the investment management agreement (for purposes of this Part II, the “Investment Management Agreement”) pursuant to which Nuveen Fund Advisors, LLC (the “Adviser”) serves as investment adviser to Nuveen ESG Dividend ETF (for purposes of this Part II, the “Fund”), and the investment sub-advisory agreement (for purposes of this Part II, the “Sub-Advisory Agreement”) pursuant to which Teachers Advisors, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. For purposes of this Part II, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” In addition, for purposes of this Part II, the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.”

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Although the 1940 Act requires that approvals of the Fund’s Advisory Agreements be approved by the in-person vote of a majority of the Independent Board Members, the Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at other meetings, materials which outlined, among other things:
•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;
•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;
•	the relevant expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;
•	certain performance-related information (as described below);
•	certain profitability-related information (as described below);
•	the Fund’s proposed unitary fee structure, including comparisons of the Fund’s proposed unitary fee with the net expense ratios of comparable funds; and
•	the soft dollar practices of the Fund Adviser, if any.
At the Meeting and/or at other meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or at other meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered various factors they believed relevant with respect to the Fund. Each Board Member may have accorded different weight to the various factors and information discussed below in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Board Members also drew on information they had received in their capacity as trustees and directors, as applicable, of other registered investment companies advised by the Fund Advisers.
A. Nature, Extent and Quality of Services
The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members, have, in part, relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.
The Independent Board Members recognized that open-end exchange-traded funds (“ETFs”) were added to the Nuveen fund product line in 2016 and they considered information about the structure, investment objective, investment strategy and other characteristics of the Fund. Additionally, they observed that the Fund was expected to seek to track the investment results of a specified underlying index (the “Index”).
The Board has recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly has considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was generally expected to provide portfolio advisory services to the Fund. In addition, the Independent Board Members recognized the relevant experience and expertise of the investment team expected to manage the Fund.
Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.
B. Investment Performance
The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and the Sub-Adviser. In addition, the Independent Board Members reviewed, among other things, certain historical performance-related data pertaining to the Index as well as the Fund’s contemplated secondary index and an additional market index (including (i) returns for the year-to-date, 1-year, 3-year, 5-year and since inception (i.e., beginning April 30, 2012) periods as of May 31, 2021; and (ii) calendar year returns for 2015 through 2020).
C. Fees, Expenses and Profitability
1. Fees and Expenses
In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed unitary fee structure and its proposed net expense ratio in absolute terms as well as compared with the net expense ratios of comparable ETFs. In considering the Fund’s proposed unitary fee structure, the Independent Board Members noted that under this structure, the Fund would pay a fee to the Adviser and, in turn, the Adviser would be generally responsible for the operating expenses incurred by the Fund, subject to certain exceptions. In this regard, the Independent Board Members were provided with estimates of the Fund’s anticipated operating expenses that would be paid by the Adviser from the unitary fee and those that would be excluded from the unitary fee. In considering the proposed unitary fee structure, the Independent Board Members recognized that the Adviser would generally bear the risk that certain of the Fund’s operating expenses would increase (but would also benefit if such expenses decrease) and the degree of expense stability that would be afforded to the Fund’s shareholders.
In their review, the Independent Board Members reviewed, among other things, the Fund’s proposed unitary fee compared to fee and expense data pertaining to a group of ETFs that the Adviser considered comparable to the Fund in certain respects. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Further, the Independent Board Members considered the proposed sub-advisory fee for the Fund, which will be paid by the Adviser out of its unitary fee.
Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s unitary fee was reasonable in light of the nature, extent and quality of services expected to be provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Board considered that the Fund will pay a unitary fee, which will differ from most other investment companies advised by the Adviser which pay a variety of fees, such as the investment advisory fee; Rule 12b-1 fees, if any; transfer agency fees; custody fees; and other expenses. The Board believed the unitary fee structure provides certain benefits to shareholders including providing a level of cost certainty by shifting to the Adviser the risk that some of the costs of operating the Fund may rise and providing an incentive to the Adviser to maximize administrative efficiencies.
The Board has noted at the Meeting and/or at other meetings that the Fund Advisers provide services to other types of clients. In this regard, the Board has considered information regarding the fee rates the respective Fund Advisers charge to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and certain funds advised by the Sub-Adviser. The Board has further noted that the Adviser also advises and the Sub-Adviser sub-advises additional ETFs sponsored by Nuveen.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Board recognized that the Fund would have an affiliated sub-adviser and, with respect to affiliated sub-advisers, has reviewed, among other things, the range of fees assessed for foreign investment companies and ETFs offered by Nuveen. In addition, the Board has reviewed the management fees and expense ratios of certain funds advised by the Sub-Adviser in the TIAA-CREF family of funds.
In considering the fee data of other clients, the Board has recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board has recognized the breadth of services the Adviser provides to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board has considered that certain Nuveen ETFs are passively managed compared to the active management of other Nuveen funds, which has contributed to the differences in fee levels between such Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board has further considered that the Sub-Adviser’s fee is essentially for portfolio management services. The Board has recognized that the varying levels of fees are justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
At the time of the Meeting, the Fund had not commenced operations and it was not possible to predict the effect on profitability of the Fund. The Independent Board Members, however, considered the estimated operating expenses to be paid by the Adviser pursuant to the unitary fee.
In conjunction with their review of fees, at the Meeting and/or at other meetings, the Independent Board Members also have considered profitability and other financial data for Nuveen, including information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board has reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for the 2019 and 2020 calendar years. In reviewing the peer comparison data, the Independent Board Members have noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board has also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members have recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members have reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board has recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members have also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board has also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board has considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members have also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board has recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board has also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board has recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members have considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members have reviewed the Sub-Adviser’s revenues, expenses and net operating income for its advisory services to the Nuveen ETFs and Nuveen closed-end funds for 2020 and 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board has noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services to be provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized that, in general, as the assets of a particular Nuveen fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the Nuveen funds. In this regard, the Independent Board Members considered whether economies of scale were expected to be achieved as the Fund grows and whether any such economies of scale were expected to be shared with shareholders. The Board has recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the Nuveen funds for the fees paid. The Board noted that with respect to Nuveen funds generally, although the management fee of the Adviser is typically comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, the Nuveen ETFs, including the Fund, do not have breakpoint schedules and do not participate in the complex-level fee program. The Fund also does not have an expense limitation agreement with the Adviser given the Adviser generally pays the operating expenses of the Fund (subject to certain exceptions) under the unitary fee structure and therefore incurs the risk of increases in such Fund operating expenses. The Board, however, also recognized that the Adviser would benefit from any reduction in fixed costs covered by the unitary fee but that the unitary fee schedule also provides shareholders with a level of certainty of the expenses of the Fund.
Based on their review, the Independent Board Members concluded that the Fund’s proposed unitary fee structure (which would not include breakpoints or participation in the complex-level fee program) was acceptable.
E. Indirect Benefits
At the Meeting and/or other meetings, the Independent Board Members have received and considered information regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. In addition, the Independent Board Members have also noted that various sub-advisers may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board has noted that the Sub-Adviser does not participate in soft dollar arrangements with respect to Nuveen fund portfolio transactions.
Based on its review, the Board concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Approval
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.
G. Subsequent Board Actions
At a meeting held on September 20, 2021, given continued growth in Nuveen ESG ETFs and certain comparative fee data with other ESG ETFs in the industry, among other things, the Board approved a ten basis point (0.10%) reduction in the unitary management fee for the Fund, to be effective upon the Fund’s launch.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	142
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	142

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	142
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	142
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	142
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	142
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	142
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	142
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	142

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	142
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Jordan M. Farris 1980 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2019	Managing Director (since 2017), formerly Vice President (2016-2017), Head of Product Management and Development, ETFs, Nuveen Securities, LLC; Director, Guggenheim Funds Distributors (2013-2016).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly. Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly, Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/exchange-traded-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    NAN-NSESG-1021D1936995-INV-Y-12/22

Exchange-Traded

Funds

31 October

2021

Nuveen Exchange-Traded Funds

Fund Name	Listing Exchange	Ticker Symbol
Nuveen Dividend Growth ETF	NYSE Arca	NDVG
Nuveen Growth Opportunities ETF	NYSE Arca	NUGO
Nuveen Small Cap Select ETF	NYSE Arca	NSCS
Nuveen Winslow Large-Cap Growth ESG ETF	NYSE Arca	NWLG

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

Annual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial professional or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

3

Chair’s Letter to Shareholders

Dear Shareholders,

In 2021, we have seen a nearly full recovery in the economy and began to approach more normalcy in our daily lives, enabled by unprecedented help from governments and central banks and the development of effective COVID-19 vaccines and therapies. However, the newly discovered omicron variant is a reminder that pandemic risks are still with us, which has created uncertainty about the economic outlook in the coming year and contributed to recent short-term volatility in the markets.

As some factors that drove 2021’s rebound fade and the pandemic continues to pose some downside risk, global economic growth is expected to be slower but remain expansionary. In the U.S., the Federal Reserve has begun winding down its pandemic bond buying program and could begin raising short-term interest rates in 2022. The crisis-related fiscal stimulus totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations will also phase out. Government spending will be lower from here but should continue to aid the global recovery in the coming year. In the U.S., the $1.2 trillion Infrastructure Investment and Jobs Act recently went into effect on November 15, 2021, funding upgrades to road, rail and air transportation, broadband internet, and power and water systems. Europe, Japan and China are also expected to roll out additional fiscal support in 2022.

Investors will continue to closely monitor inflation. The spread of the COVID-19 delta variant in 2021 exacerbated shortages of raw materials and labor and disrupted transportation and logistics, which contributed to inflation staying elevated for longer than expected. This prompted some central banks to begin withdrawing monetary stimulus measures and others to raise interest rates. The timing of monetary policy normalization will be a key focus in the markets, as will the progression of the virus, which can be difficult to predict given uneven vaccination rates around the world and the potential for new variants.

We anticipate periodic volatility as markets digest incoming data on economic activity levels, inflation, interest rates and COVID-19, as well as their impacts to consumer behavior and corporate profits. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

As the global economy shifts from the fast recovery phase to a new phase of expansion potentially impacted by inflations and new COVID strains, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

December 22, 2021

4

Portfolio Managers’ Comments

Nuveen Dividend Growth ETF (NDVG)

Nuveen Growth Opportunities ETF (NUGO)

Nuveen Small Cap Select ETF (NSCS)

Nuveen Winslow Large-Cap Growth ESG ETF (NWLG)

The Nuveen Dividend Growth ETF features portfolio management by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Portfolio managers for the Nuveen Dividend Growth ETF include David S. Park, CFA, and David A. Chalupnik, CFA.

The Nuveen Growth Opportunities ETF and the Nuveen Small Cap Select ETF feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers for the Nuveen Growth Opportunities ETF include Karen B. Hiatt, CFA, and Terrence Kontos, CFA. Gregory Ryan, CFA and Jon A. Loth, CFA, are the portfolio managers for the Nuveen Small Cap Select ETF.

The Nuveen Winslow Large-Cap Growth ESG ETF features portfolio management by Winslow Capital Management, LLC (“Winslow Capital”), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Justin Kelly, CFA, Patrick Burton, CFA, and Stephan Petersen are the portfolio managers for the Nuveen Winslow Large-Cap Growth ESG ETF.

Upcoming Sub-Adviser Change

On August 3, 2021, the Fund’s Board of Trustees approved an amended and restated subadvisory agreement for the Nuveen Dividend Growth ETF, effective on December 31, 2021, between Nuveen Fund Advisors, LLC (“NFAL”), the Fund’s investment adviser, and Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM will assume portfolio management responsibilities for the Fund under substantially identical terms as those in the Fund’s existing sub-advisory agreement between NFAL and SBAM. NAM and SBAM are both affiliates of NFAL and are subsidiaries of Nuveen, LLC.

The Fund’s portfolio management team and investment strategy will not be affected by these changes. Here the portfolio management teams discuss key investment strategies and the performance of the Funds for their abbreviated reporting periods ended October 31, 2021. For more information on each Fund’s investment objectives and policies and characteristics on actively managed, semi-transparent ETFs, please refer to each Fund’s prospectus.

Nuveen Dividend Growth ETF (NDVG)

What key strategies were used to manage the Fund during the abbreviated reporting period from commencement of operation on August 4, 2021 to October 31, 2021?

NDVG seeks an attractive total return comprised of income from dividends and long-term capital appreciation focusing on high quality, mid- to large-cap companies with the potential for sustainable dividend growth. NDVG is an actively managed, semi-transparent

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Portfolio Managers’ Comments (continued)

ETF, which offers investors an additional vehicle to access the firm’s equity capabilities, while maintaining the potential benefits of the traditional ETF structure, including tax-efficiency and daily liquidity. Investment decisions are actively made by portfolio managers with the goal of outperforming the benchmark index.

How did the Fund perform during the abbreviated reporting period ended October 31, 2021?

For the abbreviated reporting period from the Fund’s commencement of operation on August 4, 2021 to October 31, 2021, the Fund performed in-line with the S&P 500® Index. For purposes of this Performance Commentary, references to relative performance are in comparison to the S&P 500® Index.

Security selection within the industrial and communication services sectors was the largest detractor relative to the benchmark over the abbreviated reporting period. In the industrial sector, the Fund saw weak results from Trane Technologies plc., a manufacturer of heating, ventilating and air conditioning (HVAC) systems and building management systems and controls. The company experienced incremental margin pressure as strained supply chains increased costs and inefficiencies, resulting in lower-than-expected earnings per share growth. Although headwinds remain, the Fund continued to own Trane Technologies given its expanding backlog, exposure to secular growth trends and expectations for better demand going into 2022. In the communication services sector, a position in Comcast Corporation detracted after the company’s management indicated that broadband subscriber growth would slow during the back half of the year from the elevated levels experienced during the pandemic. The Fund continues to own Comcast given that the company is adding broadband subscribers and experiencing growth in its media, wireless and theme park businesses, which should lead to strong dividend growth.

Several stocks contributed favorably to the Fund’s performance relative to the benchmark during the abbreviated reporting period. In the consumer discretionary sector, the Fund’s position in home improvement retailer Lowe’s Companies Inc. contributed to performance. The company reported quarterly revenue and earnings above consensus estimates driven by strong comparable sales growth as consumers continued to spend more time and money on their homes. Lowe’s also raised its full-year 2021 guidance, indicating confidence that the current strong housing and home improvement market will continue. The Fund continues to own Lowe’s because its shares are trading at an attractive valuation given the company’s sales, margin and cash flow opportunities. In the financials sector, a position in Charles Schwab Corporation contributed given the firm’s strong trading commissions, continued organic asset growth and recovering reinvestment rates. As a result of the company’s solid fundamentals, the Fund has maintained this position.

Nuveen Growth Opportunities ETF (NUGO)

What key strategies were used to manage the Fund during the abbreviated reporting period from commencement of operation on September 27, 2021 to October 31, 2021?

NUGO seeks long-term capital appreciation through a concentrated growth portfolio that primarily invests in high-quality U.S. companies with market capitalizations of at least $1 billion that exhibit potential for attractive earnings growth, strong relative valuation, attractive cash flows, and significant long-term returns. NUGO is an actively managed, semi-transparent ETF, which offers investors an additional vehicle to access the firm’s equity capabilities, while maintaining the potential benefits of the traditional ETF structure, including tax-efficiency and daily liquidity. Investment decisions are actively made by portfolio managers with the goal of outperforming the benchmark index.

How did the Fund perform during the abbreviated reporting period ended October 31, 2021?

For the abbreviated reporting period from the Fund’s commencement of operation on September 27, 2021 to October 31, 2021, the Fund underperformed the Russell 1000® Growth Index. For purposes of this Performance Commentary, references to relative performance are in comparison to the Russell 1000® Growth Index.

Over the abbreviated reporting period, security selection within the information technology sector was the largest detractor from relative performance. A position in credit card processor Mastercard Inc. negatively impacted relative results as shares sold off after its peer Visa reported fiscal fourth-quarter results in late October 2021 with a softer outlook for 2022. The Fund continued to own Mastercard because the company is well positioned to benefit from the continued shift to digital payments over the longer term.

6

Another information technology holding, online payment system provider PayPal Holdings Inc. lagged. In October 2021, news emerged that the company was in discussions to buy Pinterest, which was not well received by investors and caused the shares to fall. PayPal subsequently announced that it was no longer pursuing the Pinterest acquisition, however, the potential for an acquisition in the future remained a concern for investors. The Fund maintained this position because its portfolio management team expects PayPal’s valuation to stabilize and earnings growth to accelerate as the company monetizes Venmo, benefits from “Buy Now, Pay Later” penetration, and completes its separation from Ebay.

The underperformance was partially offset by a position in semiconductor company NVIDIA Corporation, which contributed favorably to the Fund’s performance relative to its benchmark. Facebook’s announcement to rebrand and focus on the metaverse benefited NVIDIA as it is the semiconductor company with the most dominant exposure to nearly all of the key growth trends in technology, including artificial intelligence (AI), virtual reality (VR), augmented reality (AR), data centers, gaming, automated driving, and now the metaverse. Therefore, the Fund has maintained this position. A position in DexCom Inc., the developer of continuous glucose monitoring technology for diabetes management, also benefited results. The company reported strong third-quarter 2021 results toward the end of October, exceeding consensus estimates and raising its full fiscal-year 2021 guidance. In addition, the company’s management reiterated the timeline for launching its next generation device, the DexCom G7 system, which will have significant improvements over the current version. The Fund continued to own the stock based on this positive catalyst.

Nuveen Small Cap Select ETF (NSCS)

What key strategies were used to manage the Fund during the abbreviated reporting period from commencement of operation on August 4, 2021 to October 31, 2021?

NSCS seeks to provide capital appreciation through buying companies trading at a discount to their intrinsic value only when a forthcoming catalyst is apparent. NSCS is an actively managed, semi-transparent ETF, which offers investors an additional vehicle to access the firm’s equity capabilities, while maintaining the potential benefits of the traditional ETF structure, including tax-efficiency and daily liquidity. Investment decisions are actively made by portfolio managers with the goal of outperforming the benchmark index.

How did the Fund perform during the abbreviated reporting period ended October 31, 2021?

For the abbreviated reporting period from the Fund’s commencement of operation on August 4, 2021 to October 31, 2021, the Fund performed in-line with the Russell 2000® Index. For purposes of this Performance Commentary, references to relative performance are in comparison to the Russell 2000® Index.

Several stocks contributed favorably to the Fund’s relative performance during the abbreviated reporting period. In the information technology sector, Asana Inc., a leading provider of work management platform software that enables enterprises to orchestrate work, was a strong performer. The company reported strong revenue growth of 72% during the reporting period, driven by significant seat growth and expansion across multiple verticals. The Fund continued to hold Asana. The energy sector contributed positively based largely on improving producer sentiment in a rising oil price environment, including favorable results from a position in Northern Oil & Gas Inc. The company provided a third-quarter earnings report that exceeded expectations on margins and cash flow, coupled with an increased production outlook on capital spending efficiency and newly acquired rights on Permian Basin acreage that was viewed favorably. The Fund maintained this position at the end of the reporting period.

The outperformance was offset primarily by unfavorable security selection in the consumer discretionary and communication services sectors over the abbreviated reporting period. The Fund experienced weak results from Bandwidth Inc., a leading voice-centric Communications Platform as a Service (CPaaS) provider with direct carrier relationships and limited competitive threats. Investors reacted negatively to the company’s management guiding down operating margins for the second half of the year due to the integration of the Voxbone acquisition. The Fund continued to own Bandwidth given the portfolio management team’s expectations for strong operating leverage after the Voxbone integration. In the consumer discretionary sector, 2U Inc., the developer of a software platform to help universities bring graduate programs online, detracted. Although the company reported very strong results during the reporting period, shares traded off following the company management’s decision to maintain full-year 2021 guidance. Given the increasing customer acquisition costs impacting the company’s outlook for growth into 2022, the Fund sold this position before the end of the reporting period.

7

Portfolio Managers’ Comments (continued)

Nuveen Winslow Large-Cap Growth ESG ETF (NWLG)

What key strategies were used to manage the Fund during the abbreviated reporting period from commencement of operation on August 4, 2021 to October 31, 2021?

NWLG seeks to provide long-term capital appreciation by investing in equity securities of U.S. companies with market capitalization in excess of $4 billion at the time of purchase, with above-average earnings growth potential that demonstrate sustainable Environmental, Social and Governance (ESG) characteristics. NWLG is an actively managed, semi-transparent ETF, which offers investors an additional vehicle to access the firm’s equity capabilities, while maintaining the potential benefits of the traditional ETF structure, including tax-efficiency and daily liquidity. Investment decisions are actively made by portfolio managers with the goal of outperforming the benchmark index.

How did the Fund perform during the abbreviated reporting period ended October 31, 2021?

For the abbreviated reporting period from the Fund’s commencement of operation on August 4, 2021 to October 31, 2021, the Fund performed in-line with the Russell 1000® Growth Index. For purposes of this Performance Commentary, references to relative performance are in comparison to the Russell 1000® Growth Index.

Security selection in the information technology, health care and communication services sectors contributed favorably to relative performance during the abbreviated reporting period. In the information technology sector, salesforce.com inc. and Atlassian were the top contributors. Salesforce.com inc. is the leading provider of enterprise cloud customer relationship management software solutions. With a new management team in place, investors’ confidence improved during the reporting period and the share price appreciated given expectations of margin acceleration. The portfolio management team continues to model growth within the company’s core and recently acquired businesses and because of digital transformation tailwinds, the market is expanding. The company has deployed several initiatives to address privacy controls and is a leader in talent development versus its peers. Atlassian, a leading designer, developer and licenser of products for software developers, offers a unique self-serve business model which has led to dominant market share and industry-leading margins. A broadening product line, coupled with a transitioning pricing structure, has led to significant pricing power and better than expected growth metrics. Importantly, the portfolio management team believes that Atlassian takes data privacy for itself and its customers seriously and the company continues to enhance its security practices. The Fund maintained these positions at the end of the reporting period.

Two holdings that detracted significantly from relative performance during the abbreviated reporting period were Align Technology, Inc. and Wix.com Ltd. In the health care sector, Align, the maker of clear dental aligners, underperformed driven by concerns surrounding slowing growth in the U.S. Despite the moderation, organic volume and revenue growth is expected to remain high and the company’s innovation, production efficiencies and expanding digital presence will be difficult for competitors to replicate. The Fund maintained the position. In the information technology sector, Wix.Com, a cloud-based website platform, was the largest detractor for the reporting period. Despite reiterating guidance in the third quarter 2021, the company reported slowing growth metrics. The position was sold during the reporting period as the portfolio management team lowered growth and valuation targets.

8

Risk Considerations

Nuveen Dividend Growth ETF (NDVG)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividendpaying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These and other risk considerations are described in detail in the Fund’s prospectus.

Nuveen Growth Opportunities ETF (NUGO)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Large companies are more mature and may grow more slowly than the overall market. Growth stocks tend to be more volatile than other equities and can experience sharp price declines. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as active management, issuer, mid-cap, and style risks of growth investing, are described in detail in the Fund’s prospectus.

Nuveen Small Cap Select ETF (NSCS)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund’s prospectus.

Nuveen Winslow Large-Cap Growth ESG ETF (NWLG)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Because the Fund’s Environmental Social Governance (ESG) investment strategy may exclude securities of certain issuers for non-financial reasons, the Fund may forgo some market opportunities available to funds that don’t use an ESG investment strategy. Prices of equity securities may decline significantly over short or extended periods of time. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as active management and growth stock risks, are described in detail in the Fund’s prospectus.

9

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratio for each Fund are shown within this section of the report.

Fund Performance

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are sold, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Returns assume reinvestment of dividends and capital gains. Market price returns are based on the closing market price as of the end of the reporting period. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Expense Ratios

The expense ratios shown are as of each Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for each Fund’s expense ratios as of the end of the reporting period.

10

Nuveen Dividend Growth ETF (NDVG)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratio

		Total Returns as of October 31, 2021
		Cumulative
	Inception Date	Since Inception	Expense Ratios
NDVG at NAV	8/04/21	4.76%	0.64%
NDVG at Market Price	8/04/21	4.82%	—
S&P 500® Index	—	4.95%	—

Growth of an Assumed $10,000 Investment as of October 31, 2021

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

11

Fund Performance and Expense Ratios (continued)

Nuveen Growth Opportunities ETF (NUGO)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratio

		Total Returns as of October 31, 2021
		Cumulative
	Inception Date	Since Inception	Expense Ratios
NUGO at NAV	9/27/21	4.18%	0.55%
NUGO at Market Price	9/27/21	4.18%	—
Russell 1000® Growth Index	—	4.71%	—

Growth of an Assumed $10,000 Investment as of October 31, 2021

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

12

Nuveen Small Cap Select ETF (NSCS)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratio

		Total Returns as of October 31, 2021
		Cumulative
	Inception Date	Since Inception	Expense Ratios
NSCS at NAV	8/04/21	4.84%	0.85%
NSCS at Market Price	8/04/21	4.87%	—
Russell 2000® Index	—	4.84%	—

Growth of an Assumed $10,000 Investment as of October 31, 2021

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

13

Fund Performance and Expense Ratios (continued)

Nuveen Winslow Large-Cap Growth ESG ETF (NWLG)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratio

		Total Returns as of October 31, 2021
		Cumulative
	Inception Date	Since Inception	Expense Ratios
NWLG at NAV	8/04/21	5.56%	0.64%
NWLG at Market Price	8/04/21	5.50%	—
Russell 1000® Growth Index	—	5.70%	—

Growth of an Assumed $10,000 Investment as of October 31, 2021

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

14

Holding

Summaries    as of October 31, 2021

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Dividend Growth ETF (NDVG)

Fund Allocation

(% of net assets)

Common Stocks	98.8%

Other Assets Less Liabilities	1.2%

Net Assets	100%

Portfolio Composition

(% of net assets)

Software	6.2%

IT Services	5.8%

Semiconductors & Semiconductor Equipment	5.6%

Health Care Equipment & Supplies	5.6%

Technology Hardware, Storage & Peripherals	5.3%

Specialty Retail	5.3%

Health Care Providers & Services	5.3%

Communications Equipment	5.2%

Chemicals	4.9%

Insurance	4.1%

Capital Markets	3.9%

Oil, Gas & Consumable Fuels	3.1%

Banks	2.9%

Electric Utilities	2.7%

Road & Rail	2.5%

Consumer Finance	2.5%

Biotechnology	2.4%

Equity Real Estate Investment Trust	2.4%

Media	2.3%

Hotels, Restaurants & Leisure	2.3%

Other	18.5%

Other Assets Less Liabilities	1.2%

Net Assets	100%
Top Five Common Stock Holdings

(% of net assets)

Microsoft Corp	6.2%

Apple Inc	5.3%

Accenture PLC, Class A	3.8%

UnitedHealth Group Inc	3.4%

Lowe’s Cos Inc	3.2%

15

Holding Summaries as of October 31, 2021 (continued)

Nuveen Growth Opportunities ETF (NUGO)

Fund Allocation

(% of net assets)

Common Stocks	99.7%

Other Assets Less Liabilities	0.3%

Net Assets	100%

Portfolio Composition

(% of net assets)

Software	20.9%

Interactive Media & Services	12.5%

IT Services	11.6%

Semiconductors & Semiconductor Equipment	7.7%

Internet & Direct Marketing Retail	5.4%

Technology Hardware, Storage & Peripherals	5.4%

Health Care Equipment & Supplies	4.7%

Automobiles	4.5%

Specialty Retail	3.4%

Hotels, Restaurants & Leisure	3.0%

Pharmaceuticals	2.9%

Other	17.7%

Other Assets Less Liabilities	0.3%

Net Assets	100.0%

Top Five Common Stock Holdings

(% of net assets)

Microsoft Corp	12.3%

Alphabet Inc, Class A	7.0%

Amazon.com Inc	5.4%

Apple Inc	5.4%

Tesla Inc	4.5%

16

Nuveen Small Cap Select ETF (NSCS)

Fund Allocation

(% of net assets)

Common Stocks	99.7%

Other Assets Less Liabilities	0.3%

Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	9.7%

Software	7.0%

Health Care Providers & Services	6.9%

Health Care Equipment & Supplies	6.7%

Equity Real Estate Investment Trust	5.3%

Machinery	4.9%

Oil, Gas & Consumable Fuels	4.7%

Semiconductors & Semiconductor Equipment	4.4%

Hotels, Restaurants & Leisure	4.2%

Biotechnology	4.2%

Capital Markets	3.2%

Trading Companies & Distributors	2.9%

Chemicals	2.6%

Textiles, Apparel & Luxury Goods	2.3%

Electronic Equipment, Instruments & Components	2.2%

Road & Rail	2.2%

Professional Services	2.1%

Household Durables	2.0%

IT Services	1.7%

Auto Components	1.4%

Other	19.1%

Other Assets Less Liabilities	0.3%

Net Assets	100.0%

Top Five Common Stock Holdings

(% of net assets)

Saia Inc	2.1%

Bonanza Creek Energy Inc	1.7%

PDC Energy Inc	1.7%

Tandem Diabetes Care Inc	1.7%

Piper Sandler Cos	1.7%

17

Holding Summaries as of October 31, 2021 (continued)

Nuveen Winslow Large-Cap Growth ESG ETF (NWLG)

Fund Allocation

(% of net assets)

Common Stocks	99.3%

Other Assets Less Liabilities	0.7%

Net Assets	100%

Portfolio Composition

(% of net assets)

Software	26.4%

Semiconductors & Semiconductor Equipment	10.1%

Interactive Media & Services	7.5%

Internet & Direct Marketing Retail	7.1%

IT Services	6.9%

Textiles, Apparel & Luxury Goods	4.9%

Health Care Equipment & Supplies	4.5%

Life Sciences Tools & Services	4.1%

Chemicals	3.5%

Technology Hardware, Storage & Peripherals	3.0%

Capital Markets	2.8%

Other	18.5%

Other Assets Less Liabilities	0.7%

Net Assets	100.0%

Top Five Common Stock Holdings

(% of net assets)

Microsoft Corp	10.5%

Amazon.com Inc	7.1%

Adobe Inc	4.4%

NVIDIA Corp	4.2%

Alphabet Inc, Class C	4.1%

18

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other applicable Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. Since the expense example below reflects only the first 89 days for NDVG, NSCS, and NWLG and 35 days for NUGO of the Fund’s operations, it may not provide a meaningful understanding of each Fund’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2021.

The beginning of the period for NDVG, NSCS and NWLG is August 4, 2021 (commencement of operations) and for NUGO is September 27, 2021 (commencement of operations).

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your Fund in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Dividend Growth ETF (NDVG)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,047.60
Expenses Incurred During Period	$1.60
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,010.63
Expenses Incurred During the Period	$1.57

Expenses are equal to the Fund’s annualized net expense ratio of 0.64%, multiplied by 89/365 (to reflect the 89 days in the period since commencement of operations).

19

Expense Examples (continued)

Nuveen Growth Opportunities ETF (NUGO)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,041.80
Expenses Incurred During Period	$0.54
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,004.27
Expenses Incurred During the Period	$0.53

Expenses are equal to the Fund’s annualized net expense ratio of 0.55%, multiplied by 35/365 (to reflect the 35 days in the period since commencement of operations).

Nuveen Small Cap Select ETF (NSCS)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,048.40
Expenses Incurred During Period	$2.12
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,010.12
Expenses Incurred During the Period	$2.08

Expenses are equal to the Fund’s annualized net expense ratio of 0.85%, multiplied by 89/365 (to reflect the 89 days in the period since commencement of operations).

Nuveen Winslow Large-Cap Growth ESG ETF (NWLG)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,055.60
Expenses Incurred During Period	$1.60
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,010.63
Expenses Incurred During the Period	$1.57

Expenses are equal to the Fund’s annualized net expense ratio of 0.64%, multiplied by 89/365 (to reflect the 89 days in the period since commencement of operations).

20

Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Trustees

Nushares ETF Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Dividend Growth ETF, Nuveen Growth Opportunities ETF, Nuveen Small Cap Select ETF, and Nuveen Winslow Large-Cap Growth ESG ETF (four of the funds comprising Nushares ETF Trust) (the Funds), including the portfolios of investments, as of October 31, 2021, the related statements of operations and changes in net assets for the period from September 27, 2021 (commencement of operations) to October 31, 2021 for Nuveen Growth Opportunities ETF, and the period from August 4, 2021 (commencement of operations) to October 31, 2021 for Nuveen Dividend Growth ETF, Nuveen Small Cap Select ETF, and Nuveen Winslow Large-Cap Growth ESG ETF and the related notes (collectively, the financial statements) and the financial highlights for the period from September 27, 2021 to October 31, 2021 for Nuveen Growth Opportunities ETF, and the period from August 4, 2021 to October 31, 2021 for Nuveen Dividend Growth ETF, Nuveen Small Cap Select ETF, and Nuveen Winslow Large-Cap Growth ESG ETF. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, the results of their operations and changes in net assets for the period from September 27, 2021 to October 31, 2021 for Nuveen Growth Opportunities ETF, and for the period from August 4, 2021 to October 31, 2021 for Nuveen Dividend Growth ETF, Nuveen Small Cap Select ETF, and Nuveen Winslow Large-Cap Growth ESG ETF, and the financial highlights for the period from September 27, 2021 to October 31, 2021 for Nuveen Growth Opportunities ETF, and for the period from August 4, 2021 to October 31, 2021 for Nuveen Dividend Growth ETF, Nuveen Small Cap Select ETF, and Nuveen Winslow Large-Cap Growth ESG ETF, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

December 28, 2021

21

Nuveen Dividend Growth ETF (NDVG)

Portfolio of Investments    October 31, 2021

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.8%

	COMMON STOCKS – 98.8%

	Aerospace & Defense – 1.9%

350	Lockheed Martin Corp	$116,312

	Banks – 2.9%

1,009	JPMorgan Chase & Co	171,419

	Beverages – 2.1%

798	PepsiCo Inc	128,957

	Biotechnology – 2.4%

1,266	AbbVie Inc	145,172

	Building Products – 2.2%

727	Trane Technologies PLC	131,536

	Capital Markets – 3.9%

1,947	Charles Schwab Corp/The	159,712

350	CME Group Inc	77,193
	Total Capital Markets	236,905

	Chemicals – 4.9%

868	International Flavors & Fragrances Inc	127,987

514	Linde PLC	164,069
	Total Chemicals	292,056

	Communications Equipment – 5.2%

2,318	Cisco Systems Inc	129,738

727	Motorola Solutions Inc	180,725
	Total Communications Equipment	310,463

	Consumer Finance – 2.5%

868	American Express Co	150,841

	Containers & Packaging – 1.3%

566	Packaging Corp of America	77,752

	Diversified Telecommunication Services – 1.5%

3,496	AT&T Inc	88,309

	Electric Utilities – 2.7%

1,878	NextEra Energy Inc	160,250

	Equity Real Estate Investment Trust – 2.4%

2,545	Duke Realty Corp	143,131

	Food Products – 1.7%

1,714	Mondelez International Inc, Class A	104,108

22

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 5.6%

918	Abbott Laboratories	$118,321

1,694	Baxter International Inc	133,758

705	Medtronic PLC	84,502
	Total Health Care Equipment & Supplies	336,581

	Health Care Providers & Services – 5.3%

257	Anthem Inc	111,828

444	UnitedHealth Group Inc	204,449
	Total Health Care Providers & Services	316,277

	Hotels, Restaurants & Leisure – 2.3%

564	McDonald’s Corp	138,490

	Industrial Conglomerates – 2.3%

620	Honeywell International Inc	135,544

	Insurance – 4.1%

565	Chubb Ltd	110,390

822	Marsh & McLennan Cos Inc	137,109
	Total Insurance	247,499

	IT Services – 5.8%

635	Accenture PLC, Class A	227,832

1,102	Fidelity National Information Services Inc	122,035
	Total IT Services	349,867

	Media – 2.3%

2,745	Comcast Corp, Class A	141,175

	Multi-Utilities – 1.6%

1,079	WEC Energy Group Inc	97,175

	Oil, Gas & Consumable Fuels – 3.1%

915	Chevron Corp	104,758

1,055	Phillips 66	78,893
	Total Oil, Gas & Consumable Fuels	183,651

	Pharmaceuticals – 1.8%

1,196	Merck & Co Inc	105,308

	Road & Rail – 2.5%

635	Union Pacific Corp	153,289

	Semiconductors & Semiconductor Equipment – 5.6%

324	Broadcom Inc	172,261

891	Texas Instruments Inc	167,045
	Total Semiconductors & Semiconductor Equipment	339,306

	Software – 6.2%

1,126	Microsoft Corp	373,404

23

Nuveen Dividend Growth ETF (NDVG) (continued)

Portfolio of Investments    October 31, 2021

Shares	Description (1)	Value

	Specialty Retail – 5.3%

821	Lowe’s Cos Inc	$191,966

1,936	TJX Cos Inc/The	126,789
	Total Specialty Retail	318,755

	Technology Hardware, Storage & Peripherals – 5.3%

2,135	Apple Inc	319,823

	Tobacco – 2.1%

1,313	Philip Morris International Inc	124,131
	Total Long-Term Investments (cost $5,710,327)	5,937,486
	Other Assets Less Liabilities – 1.2%	71,780
	Net Assets – 100%	$6,009,266

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

24

Nuveen Growth Opportunities ETF (NUGO)

Portfolio of Investments    October 31, 2021

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Auto Components – 1.0%

92,784	Aptiv PLC, (2)	$16,041,426

	Automobiles – 4.5%

68,755	Tesla Inc, (2)	76,593,070

	Beverages – 0.5%

103,664	Monster Beverage Corp, (2)	8,811,440

	Biotechnology – 1.7%

233,254	Horizon Therapeutics Plc, (2)	27,969,487

	Building Products – 1.4%

456,650	Carrier Global Corp	23,850,830

	Capital Markets – 2.5%

220,266	Charles Schwab Corp/The	18,068,420

239,703	Morgan Stanley	24,636,674
	Total Capital Markets	42,705,094

	Chemicals – 1.9%

103,664	Sherwin-Williams Co/The	32,821,059

	Electrical Equipment – 1.2%

38,874	Generac Holdings Inc, (2)	19,381,021

	Food & Staples Retailing – 1.8%

60,891	Costco Wholesale Corp	29,930,362

	Health Care Equipment & Supplies – 4.7%

38,874	Align Technology Inc, (2)	24,271,759

19,437	Cooper Cos Inc/The	8,103,674

51,832	Dexcom Inc, (2)	32,302,221

38,874	Intuitive Surgical Inc, (2)	14,038,568
	Total Health Care Equipment & Supplies	78,716,222

	Health Care Technology – 0.6%

32,395	Veeva Systems Inc, Class A, (2)	10,269,539

	Hotels, Restaurants & Leisure – 3.0%

181,392	Caesars Entertainment Inc, (2)	19,855,168

6,479	Chipotle Mexican Grill Inc, (2)	11,526,335

185,353	Starbucks Corp	19,660,393
	Total Hotels, Restaurants & Leisure	51,041,896

	Interactive Media & Services – 12.5%

40,089	Alphabet Inc, Class A, (2)	118,700,322

25

Nuveen Growth Opportunities ETF (NUGO) (continued)

Portfolio of Investments    October 31, 2021

Shares	Description (1)	Value

	Interactive Media & Services (continued)

183,250	Facebook Inc, (2)	$59,294,202

142,538	Match Group Inc, (2)	21,491,880

168,668	ZoomInfo Technologies Inc, Class A, (2)	11,337,863
	Total Interactive Media & Services	210,824,267

	Internet & Direct Marketing Retail – 5.4%

27,167	Amazon.com Inc, (2)	91,618,806

	IT Services – 11.6%

35,868	EPAM Systems Inc, (2)	24,147,772

187,871	Mastercard Inc, Class A	63,034,478

174,913	PayPal Holdings Inc, (2)	40,683,015

6,479	Shopify Inc., Class A, (2)	9,502,944

116,033	Square Inc, Class A, (2)	29,530,398

49,382	Twilio Inc, Class A, (2)	14,387,940

64,790	Visa Inc, Class A	13,720,578
	Total IT Services	195,007,125

	Life Sciences Tools & Services – 1.1%

450,171	Avantor Inc, (2)	18,177,905

	Machinery – 1.1%

53,877	Deere & Co	18,442,636

	Personal Products – 1.1%

58,311	Estee Lauder Cos Inc/The, Class A	18,912,007

	Pharmaceuticals – 2.9%

370,859	AstraZeneca PLC, ADR	23,134,184

122,553	Zoetis Inc	26,495,959
	Total Pharmaceuticals	49,630,143

	Semiconductors & Semiconductor Equipment – 7.7%

42,547	Lam Research Corp	23,978,213

37,407	Monolithic Power Systems Inc	19,655,882

292,319	NVIDIA Corp	74,737,199

58,305	NXP Semiconductors NV	11,711,142
	Total Semiconductors & Semiconductor Equipment	130,082,436

	Software – 20.9%

38,874	Crowdstrike Holdings Inc, Class A, (2)	10,954,693

51,832	Intuit Inc	32,446,314

625,897	Microsoft Corp	207,559,963

149,010	salesforce.com Inc, (2)	44,656,807

38,553	ServiceNow Inc, (2)	26,900,741

36,235	Synopsys Inc, (2)	12,072,777

58,311	Zscaler Inc, (2)	18,593,046
	Total Software	353,184,341

26

Shares	Description (1)	Value

	Specialty Retail – 3.4%

84,227	Burlington Stores Inc, (2)	$23,271,078

142,538	Lowe’s Cos Inc	33,328,235
	Total Specialty Retail	56,599,313

	Technology Hardware, Storage & Peripherals – 5.4%

609,603	Apple Inc	91,318,529

	Textiles, Apparel & Luxury Goods – 1.8%

181,392	NIKE Inc, Class B	30,345,068
	Total Long-Term Investments (cost $1,636,079,260)	1,682,274,022
	Other Assets Less Liabilities – 0.3%	5,149,417
	Net Assets – 100%	$1,687,423,439

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

27

Nuveen Small Cap Select ETF (NSCS)

Portfolio of Investments    October 31, 2021

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Air Freight & Logistics – 1.3%

1,012	Hub Group Inc, Class A, (2)	$79,513

	Auto Components – 1.4%

547	Fox Factory Holding Corp, (2)	88,040

	Banks – 9.7%

1,221	Ameris Bancorp	63,968

1,540	Banner Corp	88,950

2,837	Home BancShares Inc/AR	67,407

1,769	PacWest Bancorp	83,975

793	Pinnacle Financial Partners Inc	76,580

937	Preferred Bank/Los Angeles CA	64,250

1,728	Veritex Holdings Inc	70,762

1,084	Wintrust Financial Corp	95,934
	Total Banks	611,826

	Beverages – 1.1%

1,100	MGP Ingredients Inc	70,631

	Biotechnology – 4.2%

456	Arena Pharmaceuticals Inc, (2)	26,170

240	Arrowhead Pharmaceuticals Inc, (2)	15,317

264	Blueprint Medicines Corp, (2)	29,697

624	Bridgebio Pharma Inc, (2)	30,813

473	Fate Therapeutics Inc, (2)	25,447

735	Halozyme Therapeutics Inc, (2)	27,981

230	Intellia Therapeutics Inc, (2)	30,585

1,060	Iovance Biotherapeutics Inc, (2)	25,769

471	Natera Inc, (2)	53,963
	Total Biotechnology	265,742

	Building Products – 1.2%

2,117	AZEK Co Inc/The, (2)	77,673

	Capital Markets – 3.2%

618	Evercore Inc, Class A	93,837

649	Piper Sandler Cos	106,884
	Total Capital Markets	200,721

	Chemicals – 2.6%

1,709	Avient Corp	92,081

28

Shares	Description (1)	Value

	Chemicals (continued)

1,036	HB Fuller Co	$73,048
	Total Chemicals	165,129

	Commercial Services & Supplies – 1.2%

1,878	Herman Miller Inc	73,092

	Construction Materials – 1.2%

2,096	Summit Materials Inc, Class A, (2)	74,722

	Consumer Finance – 1.1%

1,324	Regional Management Corp	67,630

	Diversified Telecommunication Services – 0.7%

504	Bandwidth Inc, Class A, (2)	42,981

	Electrical Equipment – 1.3%

552	Regal Rexnord Corp	84,086

	Electronic Equipment, Instruments & Components – 2.2%

793	Advanced Energy Industries Inc	72,813

4,942	TTM Technologies Inc, (2)	65,432
	Total Electronic Equipment, Instruments & Components	138,245

	Equity Real Estate Investment Trust – 5.3%

4,209	Brandywine Realty Trust	55,769

389	EastGroup Properties Inc	76,936

2,405	Industrial Logistics Properties Trust	67,557

1,873	STAG Industrial Inc	81,532

5,245	Summit Hotel Properties Inc, (2)	52,450
	Total Equity Real Estate Investment Trust	334,244

	Gas Utilities – 1.1%

1,132	Spire Inc	71,044

	Health Care Equipment & Supplies – 6.7%

889	AtriCure Inc, (2)	66,728

1,036	Axonics Inc, (2)	75,991

1,219	BioLife Solutions Inc, (2)	64,790

799	Establishment Labs Holdings Inc, (2)	65,150

1,204	Tactile Systems Technology Inc, (2)	41,526

793	Tandem Diabetes Care Inc, (2)	108,110
	Total Health Care Equipment & Supplies	422,295

	Health Care Providers & Services – 6.9%

1,328	Acadia Healthcare Co Inc, (2)	82,336

552	AMN Healthcare Services Inc, (2)	54,482

1,071	HealthEquity Inc, (2)	70,879

2,511	Option Care Health Inc, (2)	68,626

1,941	Select Medical Holdings Corp	64,480

29

Nuveen Small Cap Select ETF (NSCS) (continued)

Portfolio of Investments    October 31, 2021

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

1,263	Tenet Healthcare Corp, (2)	$90,506
	Total Health Care Providers & Services	431,309

	Health Care Technology – 1.3%

175	Consensus Cloud Solutions Inc, (2)	11,083

408	Omnicell Inc, (2)	72,685
	Total Health Care Technology	83,768

	Hotels, Restaurants & Leisure – 4.2%

2,943	Everi Holdings Inc, (2)	70,632

4,230	Noodles & Co, (2)	51,394

624	Papa John’s International Inc	77,426

755	Texas Roadhouse Inc	67,052
	Total Hotels, Restaurants & Leisure	266,504

	Household Durables – 2.0%

697	Meritage Homes Corp, (2)	75,771

2,621	Traeger Inc, (2)	49,511
	Total Household Durables	125,282

	Interactive Media & Services – 1.0%

3,014	Eventbrite Inc, Class A, (2)	61,003

	IT Services – 1.7%

928	BigCommerce Holdings Inc, (2)	42,883

4,474	Verra Mobility Corp, (2)	66,573
	Total IT Services	109,456

	Machinery – 4.9%

1,468	Altra Industrial Motion Corp	76,556

116	Astec Industries Inc	6,192

660	ESCO Technologies Inc	55,810

2,212	Shyft Group Inc/The	91,156

1,318	SPX Corp, (2)	76,563
	Total Machinery	306,277

	Media – 1.0%

2,271	Magnite Inc, (2)	61,385

	Metals & Mining – 0.7%

900	Alcoa Corp	41,355

	Mortgage Real Estate Investment Trust – 0.8%

4,305	Ladder Capital Corp	51,660

	Multi-Utilities – 1.2%

1,132	Black Hills Corp	75,142

	Oil, Gas & Consumable Fuels – 4.7%

1,934	Bonanza Creek Energy Inc	108,575

30

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

3,461	Northern Oil and Gas Inc	$80,157

2,069	PDC Energy Inc	108,229
	Total Oil, Gas & Consumable Fuels	296,961

	Personal Products – 1.2%

2,357	elf Beauty Inc, (2)	76,155

	Pharmaceuticals – 0.7%

869	Pacira BioSciences Inc, (2)	45,431

	Professional Services – 2.1%

525	ASGN Inc, (2)	62,821

691	ICF International Inc	69,439
	Total Professional Services	132,260

	Road & Rail – 2.2%

432	Saia Inc, (2)	135,061

	Semiconductors & Semiconductor Equipment – 4.4%

1,228	Lattice Semiconductor Corp, (2)	85,272

1,474	MACOM Technology Solutions Holdings Inc, (2)	102,915

480	Silicon Laboratories Inc, (2)	90,605
	Total Semiconductors & Semiconductor Equipment	278,792

	Software – 7.0%

457	Asana Inc, Class A, (2)	62,061

1,060	CommVault Systems Inc, (2)	65,190

407	CyberArk Software Ltd, (2)	73,305

1,060	LivePerson Inc, (2)	54,601

944	Tenable Holdings Inc, (2)	50,268

539	Workiva Inc, (2)	80,607

420	Ziff Davis Inc, (2)	53,873
	Total Software	439,905

	Specialty Retail – 1.0%

1,853	Urban Outfitters Inc, (2)	59,166

	Textiles, Apparel & Luxury Goods – 2.3%

966	Kontoor Brands Inc	51,198

2,058	Steven Madden Ltd	92,816
	Total Textiles, Apparel & Luxury Goods	144,014

	Trading Companies & Distributors – 2.9%

961	Applied Industrial Technologies Inc	93,679

1,660	Beacon Roofing Supply Inc, (2)	87,764
	Total Trading Companies & Distributors	181,443
	Total Long-Term Investments (cost $5,951,011)	6,269,943
	Other Assets Less Liabilities – 0.3%	20,157
	Net Assets – 100%	$6,290,100

31

Nuveen Small Cap Select ETF (NSCS) (continued)

Portfolio of Investments    October 31, 2021

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

See accompanying notes to financial statements.

32

Nuveen Winslow Large-Cap Growth ESG ETF (NWLG)

Portfolio of Investments    October 31, 2021

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.3%

	COMMON STOCKS – 99.3%

	Auto Components – 1.4%

499	Aptiv PLC, (2)	$86,272

	Capital Markets – 2.8%

189	Moody’s Corp	76,384

289	Morgan Stanley	29,704

97	MSCI Inc	64,493
	Total Capital Markets	170,581

	Chemicals – 3.5%

425	Ecolab Inc	94,443

378	Linde PLC	120,658
	Total Chemicals	215,101

	Containers & Packaging – 1.6%

1,038	Ball Corp	94,956

	Diversified Consumer Services – 1.0%

360	Bright Horizons Family Solutions Inc, (2)	59,760

	Electronic Equipment, Instruments & Components – 1.7%

719	TE Connectivity Ltd	104,974

	Health Care Equipment & Supplies – 4.5%

169	Align Technology Inc, (2)	105,519

220	Danaher Corp	68,589

268	Intuitive Surgical Inc, (2)	96,783
	Total Health Care Equipment & Supplies	270,891

	Health Care Providers & Services – 1.7%

226	UnitedHealth Group Inc	104,066

	Health Care Technology – 1.0%

200	Veeva Systems Inc, Class A, (2)	63,402

	Hotels, Restaurants & Leisure – 2.6%

49	Chipotle Mexican Grill Inc, (2)	87,173

478	Hilton Worldwide Holdings Inc, (2)	68,808
	Total Hotels, Restaurants & Leisure	155,981

	Independent Power & Renewable Electricity Producers – 1.1%

1,860	Fluence Energy Inc, (2)	66,160

33

Nuveen Winslow Large-Cap Growth ESG ETF (NWLG) (continued)

Portfolio of Investments    October 31, 2021

Shares	Description (1)	Value

	Interactive Media & Services – 7.5%

70	Alphabet Inc, Class A, (2)	$207,264

83	Alphabet Inc, Class C, (2)	246,129
	Total Interactive Media & Services	453,393

	Internet & Direct Marketing Retail – 7.1%

127	Amazon.com Inc, (2)	428,299

	IT Services – 6.9%

230	Mastercard Inc, Class A	77,170

572	PayPal Holdings Inc, (2)	133,041

246	Square Inc, Class A, (2)	62,607

705	Visa Inc, Class A	149,298
	Total IT Services	422,116

	Life Sciences Tools & Services – 4.1%

752	Agilent Technologies Inc	118,433

125	Bio-Techne Corp	65,456

253	IQVIA Holdings Inc, (2)	66,139
	Total Life Sciences Tools & Services	250,028

	Machinery – 1.0%

211	Parker-Hannifin Corp	62,581

	Personal Products – 1.4%

259	Estee Lauder Cos Inc/The, Class A	84,002

	Pharmaceuticals – 2.1%

580	Zoetis Inc	125,396

	Real Estate Management & Development – 0.0%

158	Compass Inc, Class A, (2)	2,070

	Semiconductors & Semiconductor Equipment – 10.1%

977	Advanced Micro Devices Inc, (2)	117,465

633	Analog Devices Inc	109,819

159	ASML Holding NV	129,248

996	NVIDIA Corp	254,647
	Total Semiconductors & Semiconductor Equipment	611,179

	Software – 26.4%

411	Adobe Inc, (2)	267,298

205	Atlassian Corp PLC, Class A, (2)	93,917

184	Autodesk Inc, (2)	58,440

263	Intuit Inc	164,635

1,918	Microsoft Corp	636,047

503	salesforce.com Inc, (2)	150,744

179	ServiceNow Inc, (2)	124,899

368	Workday Inc, Class A, (2)	106,713
	Total Software	1,602,693

34

Shares	Description (1)	Value

	Specialty Retail – 1.9%

493	Lowe’s Cos Inc	$115,273

	Technology Hardware, Storage & Peripherals – 3.0%

1,204	Apple Inc	180,359

	Textiles, Apparel & Luxury Goods – 4.9%

219	Lululemon Athletica Inc, (2)	102,056

1,152	NIKE Inc, Class B	192,718
	Total Textiles, Apparel & Luxury Goods	294,774
	Total Long-Term Investments (cost $5,685,888)	6,024,307
	Other Assets Less Liabilities – 0.7%	45,122
	Net Assets – 100%	$6,069,429

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

See accompanying notes to financial statements.

35

Statement of Assets and Liabilities

October 31, 2021

	NDVG	NUGO	NSCS	NWLG

Assets

Long-term investments, at value (cost $5,710,327, $1,636,079,260, $5,951,011 and $5,685,888, respectively)	$5,937,486	$1,682,274,022	$6,269,943	$6,024,307

Cash	66,790	7,814,098	60,724	108,187

Receivable for:

Dividends	8,139	332,673	1,110	843

Investments sold	—	5,325,768	—	—

Reclaims	160	—	—	—

Total assets	6,012,575	1,695,746,561	6,331,777	6,133,337

Liabilities

Payable for investemnts purchased- regular settlement	—	8,128,061	37,335	60,707

Accrued expenses:

Management fees	3,249	195,027	4,280	3,140

Professional fees	17	6	18	18

Trustees fees	43	28	44	43

Total liabilities	3,309	8,323,122	41,677	63,908

Net assets	$6,009,266	$1,687,423,439	$6,290,100	$6,069,429

Shares outstanding	230,000	64,790,000	240,000	230,000

Net asset value (“NAV”) per share	$26.13	$26.04	$26.21	$26.39

Net assets consist of:

Capital paid-in	$5,773,749	$1,641,443,516	$6,021,184	$5,775,536

Total distributable earnings	235,517	45,979,923	268,916	293,893

Net assets	$6,009,266	$1,687,423,439	$6,290,100	$6,069,429

Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

36

Statement of Operations

Year Ended October 31, 2021

	NDVG[1]	NUGO[2]	NSCS[1]	NWLG[1]

Investment Income	$29,212	$332,842	$14,464	$5,290

Expenses

Management fees	8,596	195,248	11,362	8,501

Professional fees	18	6	17	18

Trustees fees	43	28	44	43

Total expenses	8,657	195,282	11,423	8,562

Net investment income (loss)	20,555	137,560	3,041	(3,272)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments	1,541	(352,399)	(53,057)	(41,254)

In-kind redemptions	16,348	—	—	—

Change in net unrealized appreciation (depreciation) of investments	227,159	46,194,762	318,932	338,419

Net realized and unrealized gain (loss)	245,048	45,842,363	265,875	297,165

Net increase (decrease) in net assets from operations	$265,603	$45,979,923	$268,916	$293,893

1	For the period 8/04/21 (commencement of operations) through 10/31/21.
2	For the period 9/27/21 (commencement of operations) through 10/31/21.

See accompanying notes to financial statements.

37

Statement of Changes in Net Assets

	NDVG	NUGO	NSCS	NWLG
	For the Period 8/04/21 (commencement of operations) through 10/31/21	For the Period 9/27/21 (commencement of operations) through 10/31/21	For the Period 8/04/21 (commencement of operations) through 10/31/21	For the Period 8/04/21 (commencement of operations) through 10/31/21

Operations

Net investment income (loss)	$20,555	$137,560	$3,041	$(3,272)

Net realized gain (loss) from:

Investments	1,541	(352,399)	(53,057)	(41,254)

In-kind redemptions	16,348	—	—	—

Change in net unrealized appreciation (depreciation) of investments	227,159	46,194,762	318,932	338,419

Net increase (decrease) in net assets from operations	265,603	45,979,923	268,916	293,893

Distributions to Common Shareholders

Dividends	(13,731)	—	—	—

Decrease in net assets from distributions to shareholders	(13,731)	—	—	—

Fund Share Transactions

Proceeds from shares sold	6,016,441	1,641,443,516	6,021,184	5,775,536

Cost of shares redeemed	(259,047)	—	—	—

Net increase (decrease) in net assets from Fund share transactions	5,757,394	1,641,443,516	6,021,184	5,775,536

Net increase (decrease) in net assets	6,009,266	1,687,423,439	6,290,100	6,069,429

Net assets at the beginning of period	—	—	—	—

Net assets at the end of period	$6,009,266	$1,687,423,439	$6,290,100	$6,069,429

See accompanying notes to financial statements.

38

THIS PAGE INTENTIONALLY LEFT BLANK

39

Financial Highlights

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Market Price

NDVG

2021(d)	$25.00	$0.09	$1.10	$1.19	$(0.06)	$—	$(0.06)	$26.13	$26.14

NUGO

2021(e)	25.00	0.01	1.03	1.04	—	—	—	26.04	26.05

NSCS

2021(d)	25.00	0.01	1.20	1.21	—	—	—	26.21	26.22

NWLG

2021(d)	25.00	(0.02)	1.41	1.39	—	—	—	26.39	26.37

40

		Ratios/Supplemental Data
Common Share Total Returns			Ratio to Average Net Assets

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

4.76%	4.82%	$6,009	0.64	%*	1.52	%*	7%

4.18	4.18	1,687,423	0.55	*	0.39	*	2

4.84	4.87	6,290	0.85	*	0.23	*	11

5.56	5.50	6,069	0.64	*	(0.24	)*	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the market price per share over the period, including the assumed reinvestment of distributions, if any, at the ending market price per share on each ex-dividend payment date during the period. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period. Portfolio Turnover Rate excludes securities received or delivered as a result of processing in-kind creations or redemptions of Fund shares (as disclosed in Note 5 – Fund Shares).

(d)	For the period August 4, 2021 (commencement of operations) through October 31, 2021.
(e)	For the period September 27, 2021 (commencement of operations) through October 31, 2021.
*	Annualized

See accompanying notes to financial statements.

41

Notes to Financial Statements

1. General Information

Trust and Fund Information

The Nushares ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of Nuveen Dividend Growth ETF (NDVG), Nuveen Growth Opportunities ETF (NUGO), Nuveen Small Cap Select ETF (NSCS) and Nuveen Winslow Large-Cap Growth ESG ETF (NWLG) (each a “Fund” and collectively, the “Funds”), as diversified funds (non-diversified for NUGO and NWLG), among others. The Trust was organized as a Massachusetts business trust on February 20, 2015. Shares of the Funds are listed and traded on the NYSE Arca (the “Exchange”).

The end of the reporting period for the Funds is October 31, 2021 and the period covered by these Notes to Financial Statements for NDVG, NSCS and NWLG is August 4, 2021 (commencement of operations) through October 31, 2021 and for NUGO is September 27, 2021 (commencement of operations) through October 31, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC (“SBAM”), an affiliate of Nuveen, Nuveen Asset Management (“NAM”), a subsidiary of the Adviser and Winslow Capital Management, LLC (“Winslow Capital”), (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). SBAM is responsible for managing the investment portfolio of NDVG. NAM is responsible for managing the investment portfolio of NUGO and NSCS. Winslow Capital is responsible for managing the investment portfolio of NWLG.

Upcoming Sub-Adviser Change

On August 3, 2021, the Funds’ Board of Trustees (the “Board”) approved an amended and restated sub-advisory agreement for NDVG, effective on December 31, 2021, between the Adviser and NAM, pursuant to which NAM will assume portfolio management responsibilities for NDVG under substantially identical terms as those in the Fund’s existing sub-advisory agreement between the Adviser and SBAM. NAM and SBAM are both affiliates of the Adviser and are subsidiaries of Nuveen.

The Fund’s portfolio management team and investment strategy will not be affected by these changes.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial mar- kets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will de- pend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Ac- counting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and creation unit transactions. The NAV for financial reporting purposes includes security and creation unit transactions through the date of the report. Total return is computed based on the NAV used for processing security and creation unit transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

42

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their du- ties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the end of trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend decla- ration. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Fi- nancial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently deter- mined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for pur- poses of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may vol- untarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently as- sessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the princi- pal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of in- vestments).

43

Notes to Financial Statements (continued)

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevail- ing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, offi- cial closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be consid- ered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NDVG	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$5,937,486	$—	$—	$5,937,486

NUGO
Long-Term Investments*:
Common Stock	$1,682,274,022	$—	$—	$1,682,274,022

NSCS
Long-Term Investments*:
Common Stock	$6,269,943	$—	$—	$6,269,943

NWLG
Long-Term Investments*:
Common Stock	$6,024,307	$—	$—	$6,024,307
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of divi- dends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).

When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

44

Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statements of Operations.

As of the end of the reporting period, the Funds did not have any securities out on loan.

Investment Transactions

Long-term purchases and sales (excluding in-kind transactions) during the current fiscal period were as follows:

	NDVG	NUGO	NSCS	NWLG
Purchases	$5,334,354	$23,152,367	$5,630,739	$5,806,836
Sales	397,648	17,391,705	646,735	820,982

In-kind transactions during the current fiscal period were as follows:

	NDVG	NUGO	NSCS	NWLG
In-kind purchases	$1,014,638	$1,630,670,996	$1,020,063	$741,287
In-kind sales	258,906	—	—	—

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting pe- riod, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value rec- ognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although each Fund is authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial re- sources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre- determined threshold amount.

5. Fund Shares

Each Fund issues and redeems its shares on a continuous basis at NAV only in aggregations of a specified number of shares or multiples thereof (“Cre- ation Units”). Only certain institutional investors (referred to as “Authorized Participants”) who have entered into agreements with Nuveen Securities, LLC, the Funds’ distributor, may purchase and redeem Creation Units. Once created, shares of the Funds trade on the Exchange at market prices and are only available to individual investors through their brokers.

Creation Units are purchased and redeemed in-kind for a designated portfolio of securities included in each Fund’s respective Index and/or a specified amount of cash. Authorized Participants are charged fixed transaction fees in connection with purchasing and redeeming Creation Units. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., taxes on currency or other financial transactions, and brokerage costs) and market impact expenses it incurs in purchasing or selling portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” on the Statements of Changes in Net Assets.

45

Notes to Financial Statements (continued)

Transactions in Fund shares during the current and prior fiscal period were as follows:

	NDVG		NUGO
	For the Period 8/4/21 (commencement of operations) through 10/31/21		For the Period 9/27/21 (commencement of operations) through 10/31/21
	Shares	Amount	Shares	Amount
Shares sold	240,000	$6,016,441	64,790,000	$1,641,443,516
Shares redeemed	(10,000)	(259,047)	—	—
Net increase (decrease)	230,000	$5,757,394	64,790,000	$1,641,443,516

	NSCS		NWLG
	For the Period 8/4/21 (commencement of operations) through 10/31/21		For the Period 8/4/21 (commencement of operations) through 10/31/21
	Shares	Amount	Shares	Amount
Shares sold	240,000	$6,021,184	230,000	$5,775,536
Shares redeemed	—	—	—	—
Net increase (decrease)	240,000	$6,021,184	230,000	$5,775,536

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2021.

	NDVG	NUGO	NSCS	NWLG
Tax cost of investments	$5,710,327	$1,636,094,562	$5,950,881	$5,687,096
Gross unrealized:
Appreciation	$337,334	$63,860,242	$532,015	$419,044
Depreciation	(110,175)	(17,680,782)	(212,953)	(81,833)
Net unrealized appreciation (depreciation) of investments	$227,159	$46,179,460	$319,062	$337,211

Permanent differences, primarily due to redemptions in-kind and real estate investment trust adjustments, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2021, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2021, the Funds’ tax year end, were as follows:

	NDVG	NUGO	NSCS	NWLG
Undistributed net ordinary income[1]	$8,001	$137,560	$2,132	$—
Undistributed net long-term capital gains	357	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and short-term capital gains, if any.

46

The tax character of distributions paid during the Funds’ tax year ended October 31, 2021 was designated for purposes of the dividends paid deduction as follows:

	NDVG[2]	NUGO[3]	NSCS[2]	NWLG[2]
Distributions from net ordinary income[1]	$13,731	$—	$—	$—
Distributions from net long-term capital gains	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[2]	For the period August 4, 2021 (commencement of operations) through October 31, 2021.
[3]	For the period September 27, 2021 (commencement of operations) through October 31, 2021.

As of October 31, 2021, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NUGO	NSCS	NWLG
Not subject to expiration:
Short-Term	$337,097	$52,278	$40,046
Long-term	—	—	—
Total	337,097	52,278	40,046

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

NWLG
Post-October capital losses[4]	$—
Late-year ordinary losses[5]	3,272
[4]	Capital losses incurred from August 4, 2021 (commencement of operations) through October 31, 2021, the Funds’ tax year end.
[5]	Ordinary losses and/or specified losses incurred from August 4, 2021 (commencement of operations) through October 31, 2021.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for its investment advisory services to the Funds. The Sub-Adviser is compensated for its ser- vices to the Funds from the management fees paid to the Adviser. The Adviser is responsible for substantially all other expenses of the Funds, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of port- folio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Funds’ chief compliance officer, litigation expenses and extraordinary expenses.

The annual management fee, payable monthly, for each Fund is based on a percentage of average daily net assets according to the following rates:

Fund	Management Fee
NDVG	0.64%
NUGO	0.55
NSCS	0.85
NWLG	0.64

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the last sales price or other current market price without incurring broker commissions.

During the current fiscal period, the Funds did not engage in cross-trades pursuant to these procedures.

47

Additional Fund Information (Unaudited)

Investment Adviser

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Santa Barbara Asset Management, LLC

2049 Century Park East, 17th Floor

Los Angeles, CA 90067

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Winslow Capital Management, LLC

80 South Eighth Street

Minneapolis, MN 55402

Independent Registered
Public Accounting Firm

KPMG LLP

200 East Randolph Street Chicago, IL 60601

Adminstrator, Custodian and Transfer Agent

Brown Brothers Harriman

50 Post Office Square

Boston, MA 02110

Legal Counsel Chapman and Cutler LLP Chicago, IL 60603 Morgan, Lewis & Bockius LLP 111 Pennsylvania Avenue, NW Washington, D.C. 20004

The tables below show the number and percentage of days during the current fiscal period that each Fund’s market price was greater than its NAV per share (i.e., at premium) and less than its NAV per share (i.e., at a discount). The market price is determined using the midpoint between the highest bid and the lowest offer on the applicable Fund’s listing exchange, as of the time that the Fund’s NAV is calculated (normally 4:00 p.m. Eastern Time).

			NDVG

August 4, 2021 (commencement of operations) through October 31, 2021			Number of Days	% of Total Days
Premium/Discount Range:
0.00 to 0.25%			37	60.7%
(0.01)% to (0.25)%			24	39.3%
			61	100%

			NUGO

September 27, 2021 (commencement of operations) through October 31, 2021			Number of Days	% of Total Days
Premium/Discount Range
0.00 to 0.25%			16	66.7%
(0.01)% to (0.25)%			8	33.3%
			24	100%

	NSCS		NWLG

August 4, 2021 (commencement of operations) through October 31, 2021	Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
0.00 to 0.25%	41	67.2%	34	55.7%
(0.01)% to (0.25)%	20	32.8%	27	44.3%
	61	100%	61	100%

48

Additional Fund Information (Unaudited) (continued)

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

49

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An index generally considered representative of the U.S. equity market. The index includes 500 leading companies and covers approximately 80% of available market capitalization. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

The Russell 1000® Growth Index: An index that measures the performance of the Russell 1000® companies higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions,, but do not reflect any applicable sales charges or management fees.

50

Annual Investment Management Agreement Approval Process

(Unaudited)

Nuveen Dividend Growth ETF (NDVG)

Nuveen Growth Opportunities ETF (NUGO)

Nuveen Small Cap Select ETF (NSCS)

Nuveen Winslow Large-Cap Growth ESG ETF (NWLG)

The Approval Process

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of Nushares ETF Trust, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for approving the advisory arrangements of the Funds. A discussion of the Board’s approval in May 2021 of the initial advisory arrangements of the Nuveen Dividend Growth ETF (the “Dividend Growth Fund”), Nuveen Small Cap Select ETF and Nuveen Winslow Large-Cap Growth ESG ETF, including, among other things, the investment sub-advisory agreement with Santa Barbara Asset Management, LLC (“SBAM”) for the Dividend Growth Fund, is set forth in Part I below. A discussion of the Board’s approval in August 2021 of (i) the transfer of the Dividend Growth Fund’s investment sub-advisory agreement with SBAM to Nuveen Asset Management, LLC (“NAM”), effective December 31, 2021; and (ii) an amended and restated sub-advisory agreement for the Dividend Growth Fund with NAM, effective as of December 31, 2021, is set forth in Part II below. A discussion of the Board’s approval in August 2021 of the initial advisory arrangements of the Nuveen Growth Opportunities ETF is set forth in Part III below.

PART I

Nuveen Dividend Growth ETF

Nuveen Small Cap Select ETF

Nuveen Winslow Large-Cap Growth ESG ETF

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board considered and approved, for each of Nuveen Dividend Growth ETF (previously defined as the “Dividend Growth Fund”), Nuveen Small Cap Select ETF (the “Small Cap Select Fund”) and Nuveen Winslow Large-Cap Growth ESG ETF (the “Large-Cap Growth Fund” and, together with the Dividend Growth Fund and the Small Cap Select Fund, for purposes of this Part I, the “Funds” and each, a “Fund”), an investment management agreement (for purposes of this Part I, each, an “Investment Management Agreement”) pursuant to which Nuveen Fund Advisors, LLC (the “Adviser”) serves as investment adviser to the respective Fund. In addition, the Independent Board Members considered and approved the investment sub-advisory agreements (for purposes of this Part I, each, a “Sub-Advisory Agreement”) pursuant to which Santa Barbara Asset Management, LLC (previously defined as “SBAM”), Nuveen Asset Management, LLC (previously defined as “NAM”), and Winslow Capital Management, LLC (“Winslow”) serve as the investment sub-adviser to the Dividend Growth Fund, Small Cap Select Fund and Large-Cap Growth Fund, respectively. For purposes of this Part I, SBAM, NAM and Winslow are each hereafter a “Sub-Adviser.” Further, for purposes of this Part I, the Adviser and the Sub-Advisers are each hereafter a “Fund Adviser.” In addition, for purposes of this Part I, the Investment Management Agreements and the Sub-Advisory Agreements are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.”

Although the 1940 Act requires that approvals of the Funds’ Advisory Agreements be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the May Meeting, the Independent Board Members had received, in adequate time in advance of the May Meeting or at other meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the relevant expertise and background of the Fund Adviser with respect to the applicable Fund’s investment strategy;

•	certain performance-related information (as described below);

•	certain profitability-related information (as described below);

51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•	each Fund’s proposed unitary fee structure, including comparisons of each Fund’s proposed unitary fee with the net expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the May Meeting and/or at other meetings, the Adviser made presentations to and responded to questions from the Board. During the May Meeting and/or at other meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered various factors they believed relevant with respect to the Funds. Each Board Member may have accorded different weight to the various factors and information discussed below in reaching his or her conclusions with respect to each Fund’s Advisory Agreements. The Board Members also drew on information they had received in their capacity as trustees and directors, as applicable, of other registered investment companies advised by the Fund Advisers.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Advisers already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members, have, in part, relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

The Independent Board Members recognized that open-end exchange-traded funds (“ETFs”) were added to the Nuveen fund product line in 2016 and they considered information about the structure, investment objective, investment strategy and other characteristics of each Fund. In this regard, the Independent Board Members noted that in contrast to the other ETFs in the Nuveen fund product line (which seek to track the investment results of a specified underlying index and publish their portfolio holdings on a daily basis), each Fund would be actively managed and would not publish the daily holdings of its actual portfolio, but rather would disclose the daily holdings of a portfolio transparency substitute derived from actual fund holdings (a “proxy portfolio”). (In light of their structure, the Funds may be referred to as “semi-transparent ETFs.”) Further, the Independent Board Members recognized that each Fund would have investment strategies that would be substantially similar to those of a Nuveen mutual fund sub-advised by its Sub-Adviser (each such mutual fund is referred to herein as a “Corresponding Mutual Fund”).

The Board has recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly has considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).

52

The Independent Board Members noted that the Adviser would oversee each Sub-Adviser, which was generally expected to provide portfolio advisory services to the applicable Fund. In addition, the Independent Board Members recognized the relevant experience and expertise of the investment teams expected to manage the respective Funds. In this regard, as noted above, the Independent Board Members recognized that each Fund would have investment strategies that would be substantially similar to those of a Corresponding Mutual Fund sub-advised by the respective Sub-Adviser and already overseen by the Board.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Funds under each applicable Advisory Agreement were satisfactory.

B. Investment Performance

Each Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and the Sub-Advisers (including without limitation the Corresponding Mutual Funds). In addition, for each Fund, the Independent Board Members reviewed certain historical performance-related data pertaining to the Class I shares of the Corresponding Mutual Fund (including, among other things, returns for the year-to-date, one-year, three-year, five-year and ten-year periods as of April 30, 2021 and returns for the 2016-2020 calendar years).

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that each Fund was expected to bear, the Independent Board Members considered, among other things, such Fund’s proposed unitary fee structure and its proposed net expense ratio in absolute terms as well as compared with the net expense ratios of comparable ETFs and the applicable Corresponding Mutual Fund. In considering the Funds’ proposed unitary fee structure, the Independent Board Members noted that under this structure each Fund would pay a fee to the Adviser and, in turn, the Adviser would be generally responsible for the operating expenses incurred by the Fund, subject to certain exceptions. In this regard, the Independent Board Members were provided with estimates of the Funds’ anticipated operating expenses that would be paid by the Adviser from the unitary fee as well as a description of the expenses excluded from the unitary fee. In considering the proposed unitary fee structure, the Independent Board Members recognized that the Adviser would generally bear the risk that certain of the Funds’ operating expenses would increase (but would also benefit if such expenses decrease) and the degree of expense stability that would be afforded to the Funds’ shareholders.

In reviewing each Fund’s proposed unitary fee, the Independent Board Members considered the management fees and net expense ratios for the Class R6 shares and Class I shares of the applicable Corresponding Mutual Fund and the Adviser’s approach in determining the unitary fee for the Fund. Further, the Independent Board Members reviewed comparative data pertaining to the net expense ratios of certain other currently listed active semi-transparent ETFs as well as active transparent ETFs within the Fund’s anticipated Morningstar category. The Independent Board Members also considered the proposed sub-advisory fee for each Fund, which was based on the sub-advisory fee schedule for the applicable Corresponding Mutual Fund and will be paid by the Adviser out of its unitary fee.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s unitary fee was reasonable in light of the nature, extent and quality of services expected to be provided to such Fund.

2. Comparisons with the Fees of Other Clients

The Board considered that each Fund will pay a unitary fee, which will differ from most other investment companies advised by the Adviser which pay a variety of fees, such as the investment advisory fee; Rule 12b-1 fees, if any; transfer agency fees; custody fees; and other expenses. The Board believed the unitary fee structure provides certain benefits to shareholders including providing a level of cost certainty by shifting to the Adviser the risk that some of the costs of operating a Fund may rise and providing an incentive to the Adviser to maximize administrative efficiencies. As noted, the Board considered the unitary fee to be paid by each Fund in comparison to the net expense ratios of other active semi-transparent ETFs, comparable active transparent ETFs and the applicable Corresponding Mutual Fund.

The Board has noted at the May Meeting and/or at other meetings that the Fund Advisers provide services to other types of clients. In this regard, the Board has considered information regarding the fee rates the respective Fund Advisers charge to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Advisers, such other clients may include retail and institutional managed accounts advised by a Sub-Adviser (with respect to each Sub-Adviser); hedge funds managed by a Sub-Adviser (with respect to NAM); investment companies offered outside the Nuveen family and sub-advised by a Sub-Adviser (with respect to NAM and Winslow); foreign investment companies offered by Nuveen and sub-advised by a Sub-Adviser (with respect to each Sub-Adviser); and collective investment trusts sub-advised by a Sub-Adviser (with respect to NAM and Winslow). The Board has also noted that the Adviser acts as investment adviser to other ETFs sponsored by Nuveen.

The Board recognized that each Fund would have an affiliated sub-adviser and, with respect to affiliated sub-advisers, has reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee) and foreign investment companies offered by Nuveen, as applicable. The Board also has reviewed the fee range and average fee rate of certain selected investment

53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

strategies offered in retail and institutional managed accounts advised by each Sub-Adviser, the hedge funds advised by NAM (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board has recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board has recognized the breadth of services the Adviser provides to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board has considered that certain Nuveen ETFs are passively managed compared to the active management of other Nuveen funds, which has contributed to the differences in fee levels between such Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board has further considered that a Sub-Adviser’s fee is essentially for portfolio management services and therefore, with respect to an affiliated sub-adviser, more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates, as applicable. The Board has recognized that the varying levels of fees are justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

At the time of the May Meeting, the Funds had not commenced operations and it was not possible to predict the effect on profitability of the Funds. The Independent Board Members, however, considered the estimated operating expenses to be paid by the Adviser pursuant to the unitary fee.

In conjunction with their review of fees, at the May Meeting and/or at other meetings, the Independent Board Members also have considered profitability and other financial data for Nuveen, including information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board has reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for the 2019 and 2020 calendar years. In reviewing the peer comparison data, the Independent Board Members have noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board has also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members have recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members have reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board has recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members have also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board has also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board has considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members have also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

54

Aside from Nuveen’s profitability, the Board has recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board has also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board has recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members have considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. In this regard, the Independent Board Members have reviewed, among other things, each Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members have also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board has noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services to be provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized that, in general, as the assets of a particular Nuveen fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the Nuveen funds. In this regard, the Independent Board Members considered whether economies of scale were expected to be achieved as each Fund grows and whether any such economies of scale were expected to be shared with shareholders. The Board has recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the Nuveen funds for the fees paid. The Board noted that with respect to Nuveen funds generally, although the management fee of the Adviser is typically comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, the Nuveen ETFs, including the Funds, do not have breakpoint schedules and do not participate in the complex-level fee program. The Funds also do not have an expense limitation agreement with the Adviser given the Adviser generally pays the operating expenses of the respective Fund (subject to certain exceptions) under the unitary fee structure and therefore incurs the risk of increases in such Fund operating expenses. The Board, however, also recognized that the Adviser would benefit from any reduction in fixed costs covered by the unitary fee but that the unitary fee schedule also provides shareholders with a level of certainty of the expenses of the respective Fund. The Independent Board Members further considered the Adviser’s representation that it believed the unitary fee for the Funds was priced at scale at inception.

Based on their review, the Independent Board Members concluded that the Funds’ proposed unitary fee structure (which would not include breakpoints or participation in the complex-level fee program) was acceptable.

E. Indirect Benefits

At the May Meeting and/or other meetings, the Independent Board Members have received and considered information regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. In addition, the Independent Board Members have also noted that various sub-advisers (including each Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board has noted, however, that portfolio managers and research analysts of NAM and another affiliated sub-adviser share research obtained through certain commission sharing arrangements and as a result, NAM reimbursed the respective Nuveen funds for approximately 70% of the expenses associated with the research-related component of the soft dollar commissions paid by all NAM-managed equity funds (subject to certain exceptions) (the “NAM Equity Funds”) in 2020. It is anticipated that NAM will reimburse 100% of the research-related components of the NAM Equity Funds’ soft dollar expenses in 2021. The Board has also noted that any benefits for a sub-adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the applicable Fund(s) were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. For each Fund, the Board Members, including a majority of the Independent Board Members, concluded that the terms of the applicable Investment Management

55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to such Fund and that the applicable Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of such Fund.

PART II

Nuveen Dividend Growth ETF – Sub-Advisory Agreement

As noted above, at the May Meeting, the Board, on behalf of the Dividend Growth Fund (for purposes of this Part II, the “Fund”), approved the Fund’s Investment Management Agreement with the Adviser and Sub-Advisory Agreement (for purposes of this Part II, the “SBAM Sub-Advisory Agreement”) with SBAM, an affiliate of the Adviser. Subsequent to the May Meeting, the Adviser discussed with the Board the proposed transfer of a number of SBAM’s existing mandates to NAM, also an affiliate of the Adviser, in connection with certain strategic initiatives to identify opportunities across the Nuveen equities and fixed income platform in seeking to drive greater collaboration and alignment across Nuveen’s investment specialists. In this regard, the Adviser (i) proposed the transfer of the Fund’s SBAM Sub-Advisory Agreement to NAM, effective December 31, 2021 (the “Transfer”) and (ii) requested that the Board approve an amended and restated sub-advisory agreement for the Fund, effective as of December 31, 2021, between the Adviser and NAM (for purposes of this Part II, the “New Sub-Advisory Agreement”). Accordingly, at a meeting held on August 2-4, 2021 (the “August Meeting”), the Board approved the Transfer and New Sub-Advisory Agreement.

Although the 1940 Act requires that approvals of the Fund’s advisory arrangements be approved by the in-person vote of a majority of the Board Members, the August Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The August Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

In conjunction with their evaluation of the New Sub-Advisory Agreement at the August Meeting, the Board Members had received, in adequate time in advance of the August Meeting and/or at prior meetings, materials that covered, among other things: (a) the nature, extent and quality of services expected to be provided by NAM; (b) the organization of NAM; (c) certain performance-related information (as described below); (d) the proposed sub-advisory fee of NAM and the profitability of Nuveen and its affiliates (including NAM) for their advisory activities; and (e) the soft dollar practices of NAM. At the August Meeting and/or at prior meetings, the Adviser made presentations to and responded to questions from the Board.

In connection with its review of the New Sub-Advisory Agreement, the Board was advised by independent legal counsel. In addition, prior to the August Meeting, and/or at other meetings, the Board Members had received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing advisory agreements. The Board’s decision to approve the New Sub-Advisory Agreement was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to approve the New Sub-Advisory Agreement and its conclusions.

A. Nature, Extent and Quality of Services

As noted above, the Board recognized that Nuveen management had embarked on various strategic initiatives identifying opportunities across the Nuveen equities and fixed income platform, seeking to drive greater collaboration and alignment across Nuveen’s investment specialists, and recommended the Transfer as a result of these efforts. The Board considered the nature, extent and quality of the services expected to be provided to the Fund by NAM under the New Sub-Advisory Agreement, including the portfolio management services. The Board acknowledged that while portfolio management services would be provided by NAM rather than SBAM following the Transfer, no changes were expected to be made to, among other things, the nature and level of sub-advisory services provided to the Fund or the day-to-day management of the Fund. In this regard, the Board was aware that it was expected that the SBAM personnel who provided portfolio management services to the Fund prior to the Transfer would continue to do so as personnel of NAM following the Transfer. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur as a result of, for example, normal business developments or personal career decisions. Further, as NAM already serves as a sub-adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of NAM’s organization and operations. As the Board Members meet regularly throughout the year to oversee the Nuveen funds, including Nuveen funds sub-advised by NAM, the Board Members also have relied upon their knowledge from their meetings and other interactions with respect to NAM in evaluating the New Sub-Advisory Agreement.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the New Sub-Advisory Agreement were satisfactory and supported approval of the New Sub-Advisory Agreement.

B. Investment Performance

At the May Meeting, the Board considered certain performance-related information relevant to the Fund, which was new and, therefore, did not have its own performance history. In particular, at the May Meeting, the Board reviewed certain historical performance-related data pertaining to a

56

mutual fund sub-advised by SBAM with investment strategies substantially similar to those of the Fund. As noted above, the Board was aware that the SBAM personnel providing portfolio management services to the Fund prior to the Transfer were expected to continue to do so as personnel of NAM following the Transfer.

C. Sub-Advisory Fees and Profitability

At the May Meeting, the Board Members considered the Fund’s proposed management fees and net expense ratio. In this regard, the Board had considered, among other things, the proposed sub-advisory fee to be paid to SBAM in light of the sub-advisory services expected to be provided to the Fund, as well as comparative data of the fees SBAM has charged to certain other clients. At the August Meeting, the Board considered the proposed sub-advisory fee to be paid to NAM. The Board recognized that NAM’s sub-advisory fee under the New Sub-Advisory Agreement would be the same as SBAM’s sub-advisory fee under the SBAM Sub-Advisory Agreement. Further, the Board observed that the appointment of NAM would not change the management fees incurred by the Fund as the Adviser pays the sub-adviser out of the unitary fee it receives from the Fund and the compensation paid to NAM would be the responsibility of the Adviser, not the Fund. In addition, due to their experience with other Nuveen funds, the Board Members were familiar with NAM’s fee rates for portfolio management services provided to other Nuveen funds. Further, the Board Members had previously considered information regarding fee rates charged to certain other types of clients (which may include retail and institutional managed accounts advised by NAM; hedge funds managed by NAM; investment companies offered outside the Nuveen family and sub-advised by NAM; foreign investment companies offered by Nuveen and sub-advised by NAM; and collective investment trusts sub-advised by NAM). In evaluating the New Sub-Advisory Agreement, based on its review, the Board concluded that NAM’s sub-advisory fee was reasonable in light of the nature, extent and quality of services expected to be provided to the Fund.

With respect to profitability, at the May Meeting and/or at other meetings, the Board Members considered the profitability of the various sub-advisers to the Nuveen funds (including NAM) from their relationships with the Nuveen funds. In this regard, the Independent Board Members had reviewed, among other things, NAM’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members had also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019. Based on their review, the Board Members had noted that NAM’s level of profitability was acceptable and not unreasonable in light of the services provided; this conclusion did not change as a result of the New Sub-Advisory Agreement.

D. Economies of Scale

At the May Meeting, the Board considered whether economies of scale were expected to be achieved as the Fund grows and whether any such economies of scale were expected to be shared with shareholders. The Board had recognized that consistent with other Nuveen ETFs, the Fund would pay a unitary fee to the Adviser and, in turn, the Adviser would be generally responsible for the operating expenses incurred by the Fund, including the fee paid to the Fund’s sub-adviser. The Board had noted that with respect to Nuveen funds generally, although the management fee of the Adviser is typically comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, the Nuveen ETFs, including the Fund, do not have breakpoint schedules and do not participate in the complex-level fee program. Based on their review, the Independent Board Members had concluded that the Fund’s proposed unitary fee structure (which would not include breakpoints or participation in the complex-level fee program) was acceptable; this conclusion did not change as a result of the New Sub-Advisory Agreement.

E. Indirect Benefits

At the May Meeting and/or at other meetings, the Board Members considered any indirect benefits that the various sub-advisers to the Nuveen funds (including NAM and SBAM) or their respective affiliates may receive as a result of their relationship with the Nuveen funds. Additionally, the Board Members have noted that various sub-advisers (including NAM and SBAM) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board has noted, however, that portfolio managers and research analysts of NAM and another affiliated sub-adviser share research obtained through certain commission sharing arrangements and as a result, NAM reimbursed the respective Nuveen funds for approximately 70% of the expenses associated with the research-related component of the soft dollar commissions paid by all NAM-managed equity funds (subject to certain exceptions) (the “NAM Equity Funds”) in 2020. It is anticipated that NAM will reimburse 100% of the research-related components of the NAM Equity Funds’ soft dollar expenses in 2021. The Board Members have also noted that when transacting in fixed-income securities, the benefits for a sub-adviser that engages in soft dollar transactions may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, taking into account the New Sub-Advisory Agreement, the Board concluded that any indirect benefits expected to be received by NAM as a result of its relationship with the Fund were reasonable and within acceptable parameters.

57

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

F. Approval of the New Sub-Advisory Agreement

The Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable, that NAM’s fees are reasonable in light of the services to be provided to the Fund and that the New Sub-Advisory Agreement should be and was approved.

PART III

Nuveen Growth Opportunities ETF

At a meeting held on August 2-4, 2021 (the “Meeting”), the Board considered and approved the investment management agreement (for purposes of this Part III, the “Investment Management Agreement”) pursuant to which Nuveen Fund Advisors, LLC (the “Adviser”) as investment adviser to Nuveen Growth Opportunities ETF (for purposes of this Part III, the “Fund”), and the investment sub-advisory agreement (for purposes of this Part III, the “Sub-Advisory Agreement”) pursuant to which Nuveen Asset Management, LLC (for purposes of this Part III, the “Sub-Adviser”) would serve as the investment sub-adviser to the Fund. For purposes of this Part III, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” In addition, for purposes of this Part III, the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.”

Although the 1940 Act requires that approvals of the Fund’s Advisory Agreements be approved by the in-person vote of a majority of the Independent Board Members, the Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at other meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the relevant expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	certain profitability-related information (as described below);

•	the Fund’s proposed unitary fee structure, including comparisons of the Fund’s proposed unitary fee with the net expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting and/or at other meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or at other meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered various factors they believed relevant with respect to the Fund. Each Board Member may have accorded different weight to the various factors and information discussed below in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Board Members also drew on information they had received in their capacity as trustees and directors, as applicable, of other registered investment companies advised by the Fund Advisers.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members, have, in part, relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

The Independent Board Members recognized that open-end exchange-traded funds (“ETFs”) were added to the Nuveen fund product line in 2016 and they considered information about the structure, investment objective, investment strategy and other characteristics of the Fund. In this regard, the Independent Board Members noted that in contrast to most of the other ETFs in the Nuveen fund product line (which seek to track the

58

investment results of a specified underlying index and publish their portfolio holdings on a daily basis), the Fund would be actively managed and would not publish the daily holdings of its actual portfolio, but rather would disclose the daily holdings of a portfolio transparency substitute derived from actual fund holdings (a “proxy portfolio”). (In light of its structure, the Fund may be referred to as a “semi-transparent ETF.”)

The Board has recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly has considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).

The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was generally expected to provide portfolio advisory services to the Fund. In addition, the Independent Board Members recognized the relevant experience and expertise of the investment team expected to manage the Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and the Sub-Adviser. In addition, the Independent Board Members were aware that one of the Fund’s portfolio managers, who joined Nuveen in April 2021, had served as a portfolio manager to a comparable fund (the “Comparable Fund”) at another investment firm beginning in 2012 and became lead portfolio manager to the Comparable Fund in 2016. Accordingly, the Independent Board Members reviewed certain historical performance-related data pertaining to the Comparable Fund (including, among other things, returns for the one-year, three-year, five-year and ten-year periods as of March 31, 2021 and certain other statistics).

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed unitary fee structure and its proposed net expense ratio in absolute terms as well as compared with the net expense ratios of comparable ETFs. In considering the Fund’s proposed unitary fee structure, the Independent Board Members noted that under this structure the Fund would pay a fee to the Adviser and, in turn, the Adviser would be generally responsible for the operating expenses incurred by the Fund, subject to certain exceptions. In this regard, the Independent Board Members were provided with estimates of the Fund’s anticipated operating expenses that would be paid by the Adviser from the unitary fee as well as a description of the expenses excluded from the unitary fee. In considering the proposed unitary fee structure, the Independent Board Members recognized that the Adviser would generally bear the risk that certain of the Fund’s operating expenses would increase (but would also benefit if such expenses decrease) and the degree of expense stability that would be afforded to the Fund’s shareholders.

59

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In their review, the Independent Board Members reviewed, among other things, the Fund’s proposed unitary fee compared to fee and expense data of custom peer groups, including a group of active semi-transparent ETFs that the Adviser considered comparable to the Fund in certain respects. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Further, the Independent Board Members considered the proposed sub-advisory fee for the Fund, which will be paid by the Adviser out of its unitary fee.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s unitary fee was reasonable in light of the nature, extent and quality of services expected to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered that the Fund will pay a unitary fee, which will differ from most other investment companies advised by the Adviser which pay a variety of fees, such as the investment advisory fee; Rule 12b-1 fees, if any; transfer agency fees; custody fees; and other expenses. The Board believed the unitary fee structure provides certain benefits to shareholders including providing a level of cost certainty by shifting to the Adviser the risk that some of the costs of operating the Fund may rise and providing an incentive to the Adviser to maximize administrative efficiencies.

The Board has noted at the Meeting and/or at other meetings that the Fund Advisers provide services to other types of clients. In this regard, the Board has considered information regarding the fee rates the respective Fund Advisers charge to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; hedge funds managed by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board has also noted that the Adviser acts as investment adviser to other ETFs sponsored by Nuveen.

The Board recognized that the Fund would have an affiliated sub-adviser and, with respect to affiliated sub-advisers, has reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee) and foreign investment companies offered by Nuveen, as applicable. The Board also has reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser, the hedge funds advised by the Sub-Adviser (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board has recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board has recognized the breadth of services the Adviser provides to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board has considered that certain Nuveen ETFs are passively managed compared to the active management of other Nuveen funds, which has contributed to the differences in fee levels between such Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board has further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore, with respect to an affiliated sub-adviser, more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates, as applicable. The Board has recognized that the varying levels of fees are justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

At the time of the Meeting, the Fund had not commenced operations and it was not possible to predict the effect on profitability of the Fund. The Independent Board Members, however, considered the estimated operating expenses to be paid by the Adviser pursuant to the unitary fee.

In conjunction with their review of fees, at the Meeting and/or at other meetings, the Independent Board Members also have considered profitability and other financial data for Nuveen, including information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board has reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for the 2019 and 2020 calendar years. In reviewing the peer comparison data, the Independent Board Members have noted that Nuveen Investments, Inc.’s

60

operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board has also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members have recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members have reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board has recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members have also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board has also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board has considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members have also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board has recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board has also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board has recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members have considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members have reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members have also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board has noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services to be provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized that, in general, as the assets of a particular Nuveen fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the Nuveen funds. In this regard, the Independent Board Members considered whether economies of scale were expected to be achieved as the Fund grows and whether any such economies of scale were expected to be shared with shareholders. The Board has recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the Nuveen funds for the fees paid. The Board noted that with respect to Nuveen funds generally, although the management fee of the Adviser is typically comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, the Nuveen ETFs, including the Fund, do not have breakpoint schedules and do not participate in the complex-level fee program. The Fund also does not have an expense limitation agreement with the Adviser given the Adviser generally pays the operating expenses of the Fund (subject to certain exceptions) under the unitary fee structure and therefore incurs the risk of increases in such Fund operating expenses. The Board, however, also recognized that the Adviser would benefit from any reduction in fixed

61

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

costs covered by the unitary fee but that the unitary fee schedule also provides shareholders with a level of certainty of the expenses of the Fund. The Independent Board Members further considered the Adviser’s representation that it believed the unitary fee for the Fund was priced at scale at inception.

Based on their review, the Independent Board Members concluded that the Fund’s proposed unitary fee structure (which would not include breakpoints or participation in the complex-level fee program) was acceptable.

E. Indirect Benefits

At the Meeting and/or other meetings, the Independent Board Members have received and considered information regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. In addition, the Independent Board Members have also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board has noted, however, that portfolio managers and research analysts of the Sub-Adviser and another affiliated sub-adviser share research obtained through certain commission sharing arrangements and as a result, the Sub-Adviser reimbursed the respective Nuveen funds for approximately 70% of the expenses associated with the research-related component of the soft dollar commissions paid by all equity funds managed by the Sub-Adviser (subject to certain exceptions) (the “Sub-Advised Equity Funds”) in 2020. It is anticipated that the Sub-Adviser will reimburse 100% of the research-related components of the Sub-Advised Equity Funds’ soft dollar expenses in 2021. The Board has also noted that any benefits for a sub-adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

62

Liquidity Risk Management Program

(Unaudited)

Discussion of the operation and effectiveness of the Funds’ liquidity risk management program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.

At a May 26, 2021 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Pro- gram has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.

In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (1) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (ii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “lliquid”, discussed below), The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.

Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, Nuveen California High Yield Municipal Bond Fund determined that it would hold a minimum of 25% of its assets in highly liquid investments, and it maintained at least that amount during the Review period. Nuveen California Municipal Bond Fund, primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.

The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments. However, the Nuveen California High Yield Municipal Bond Fund exceeded the 15% limit on Illiquid investments for two business days after the end of the Review Period, which will be discussed in next year’s annual shareholder report in connection with discussing the operations of that Fund’s liquidity risk management program during 2020.

63

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	142
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	142

64

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	142
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	142
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	142
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	142

65

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	142
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	142
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	142
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	142
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	142

66

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:
Jordan M. Farris 1980 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2019	Managing Director (since 2017), formerly Vice President (2016-2017), Head of Product Management and Development, ETFs, Nuveen Securities, LLC; Director, Guggenheim Funds Distributors (2013-2016).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).

67

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly. Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.

68

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly, Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.

(2)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

69

Notes

70

Notes

71

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333W.Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/exchange-traded-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	NAN-ETF-1021P 1936996-INV-Y-12/22

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended October 31, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen ESG International Developed Markets Equity ETF	19,070	0	0	0
Nuveen ESG Dividend ETF [5]	14,540	0	0	0
Nuveen ESG Emerging Markets Equity ETF	20,070	0	0	0
Nuveen ESG Large-Cap ETF	16,540	0	0	0
Nuveen ESG Large-Cap Growth ETF	16,540	0	0	0
Nuveen ESG Large-Cap Value ETF	16,540	0	0	0
Nuveen ESG Mid-Cap Growth ETF	16,540	0	0	0
Nuveen ESG Mid-Cap Value ETF	16,540	0	0	0
Nuveen ESG Small-Cap ETF	16,540	0	0	0

Total	$152,920	$0	$0	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.
[5]	Fund commenced operations on 09/27/2021

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen ESG International Developed Markets Equity ETF	0%	0%	0%	0%
Nuveen ESG Dividend ETF	0%	0%	0%	0%
Nuveen ESG Emerging Markets Equity ETF	0%	0%	0%	0%
Nuveen ESG Large-Cap ETF	0%	0%	0%	0%
Nuveen ESG Large-Cap Growth ETF	0%	0%	0%	0%
Nuveen ESG Large-Cap Value ETF	0%	0%	0%	0%
Nuveen ESG Mid-Cap Growth ETF	0%	0%	0%	0%
Nuveen ESG Mid-Cap Value ETF	0%	0%	0%	0%
Nuveen ESG Small-Cap ETF	0%	0%	0%	0%

October 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen ESG International Developed Markets Equity ETF	18,710	0	0	0
Nuveen ESG Dividend ETF	0	0	0	0
Nuveen ESG Emerging Markets Equity ETF	18,710	0	0	0
Nuveen ESG Large-Cap ETF	16,230	0	0	0
Nuveen ESG Large-Cap Growth ETF	16,230	0	0	0
Nuveen ESG Large-Cap Value ETF	16,230	0	0	0
Nuveen ESG Mid-Cap Growth ETF	16,230	0	0	0
Nuveen ESG Mid-Cap Value ETF	16,230	0	0	0
Nuveen ESG Small-Cap ETF	16,230	0	0	0

Total	$134,800	$0	$0	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen ESG International Developed Markets Equity ETF	0%	0%	0%	0%
Nuveen ESG Dividend ETF	0%	0%	0%	0%
Nuveen ESG Emerging Markets Equity ETF	0%	0%	0%	0%
Nuveen ESG Large-Cap ETF	0%	0%	0%	0%
Nuveen ESG Large-Cap Growth ETF	0%	0%	0%	0%
Nuveen ESG Large-Cap Value ETF	0%	0%	0%	0%
Nuveen ESG Mid-Cap Growth ETF	0%	0%	0%	0%
Nuveen ESG Mid-Cap Value ETF	0%	0%	0%	0%
Nuveen ESG Small-Cap ETF	0%	0%	0%	0%

Fiscal Year Ended October 31, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Growth ETF [5]	14,540	0	0	0
Nuveen Small-Cap Select ETF [5]	14,540	0	0	0
Nuveen Growth Opportunities ETF [6]	16,500	0	0	0
Nuveen Winslow Large-Cap Growth ESG ETF [5]	14,540	0	0	0

Total	$60,120	$0	$0	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.
[5]	Fund commended operations on 08/04/2021
[6]	Fund commended operations on 09/27/2021

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Growth ETF	0%	0%	0%	0%
Nuveen Small-Cap Select ETF	0%	0%	0%	0%
Nuveen Growth Opportunities ETF	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth ESG ETF	0%	0%	0%	0%

October 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Growth ETF	0	0	0	0
Nuveen Small-Cap Select ETF	0	0	0	0
Nuveen Growth Opportunities ETF	0	0	0	0
Nuveen Winslow Large-Cap Growth ESG ETF	0	0	0	0

Total	$0	$0	$0	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Growth ETF	0%	0%	0%	0%
Nuveen Small-Cap Select ETF	0%	0%	0%	0%
Nuveen Growth Opportunities ETF	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth ESG ETF	0%	0%	0%	0%

Fiscal Year Ended October 31, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
NuShares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
NuShares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
NuShares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
NuShares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2021	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen ESG International Developed Markets Equity ETF	0	0	0	0
Nuveen ESG Dividend ETF	0	0	0	0
Nuveen ESG Emerging Markets Equity ETF	0	0	0	0
Nuveen ESG Large-Cap ETF	0	0	0	0
Nuveen ESG Large-Cap Growth ETF	0	0	0	0
Nuveen ESG Large-Cap Value ETF	0	0	0	0
Nuveen ESG Mid-Cap Growth ETF	0	0	0	0
Nuveen ESG Mid-Cap Value ETF	0	0	0	0
Nuveen ESG Small-Cap ETF	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended October 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen ESG International Developed Markets Equity ETF	0	0	0	0
Nuveen ESG Dividend ETF	0	0	0	0
Nuveen ESG Emerging Markets Equity ETF	0	0	0	0
Nuveen Growth Opportunities ETF	0	0	0	0
Nuveen ESG Large-Cap Growth ETF	0	0	0	0
Nuveen ESG Large-Cap Value ETF	0	0	0	0
Nuveen ESG Mid-Cap Growth ETF	0	0	0	0
Nuveen ESG Mid-Cap Value ETF	0	0	0	0
Nuveen ESG Small-Cap ETF	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Fiscal Year Ended October 31, 2021	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Dividend Growth ETF	0	0	0
Nuveen Small-Cap Select ETF	0	0	0
Nuveen Growth Opportunities ETF	0	0	0
Nuveen Winslow Large-Cap Growth ESG ETF	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended October 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Dividend Growth ETF	0	0	0
Nuveen Small-Cap Select ETF	0	0	0
Nuveen Growth Opportunities ETF	0	0	0
Nuveen Winslow Large-Cap Growth ESG ETF	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Albin F. Moschner, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nushares ETF Trust

By (Signature and Title)	/s/ Diana R. Gonzalez
Diana R. Gonzalez
Vice President and Secretary

Date: January 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jordan M. Farris
Jordan M. Farris
Chief Administrative Officer
(principal executive officer)

Date: January 6, 2022

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: January 6, 2022